UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05199

Columbia Funds Variable Insurance Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Variable Portfolio - Asset Allocation Fund

Annual Report for the Period Ended December 31, 2011

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Variable Portfolio – Asset Allocation Fund / December 31, 2011

Columbia Variable Portfolio—Asset Allocation Fund seeks total return, consisting of current income and long-term capital appreciation.

Colin Moore has co-managed the fund since May 2008. Anwiti Bahuguna, PhD, Kent M. Peterson, PhD and Marie M. Schofield have co-managed the fund since February 2009. Kent M. Bergene has co-managed the fund since May 2010. They are responsible for allocating the fund's assets among various Columbia mutual funds. The investment decisions for each fund are made by the fund's professional manager(s).

For the 12-month period that ended December 31, 2011, the fund's Class 1 shares underperformed its benchmarks, the S&P 500 Index* and the Barclays Capital Aggregate Bond Index.* In a volatile market environment, exposure to international and emerging markets on the equity side of the portfolio and an underweight in U.S. treasuries within fixed income detracted from the fund's return relative to its benchmarks. A decision to emphasize large-cap equity funds and bolster exposure to alternative asset classes aided results.

After a weak start, economy – and confidence – pick up

A series of natural disasters in Japan, Europe's worsening debt problems and wrangling in Washington over the budget deficit and the national debt ceiling dominated world headlines in the first half of the year and weighed on the global economy. However, prospects improved in the second half as the pace of growth picked up, consumer confidence improved and headline inflation – which tracks a broad range of consumer expenditures, including food and energy – declined. The labor markets added more than 1.6 million new jobs in 2011, and the jobless rate fell to 8.5%. Even manufacturing held its ground after a third-quarter slowdown. Housing continues to be the one nagging weak spot in the economy. Even though home sales edged modestly higher over the year, home ownership declined and home prices continued to fall. In this environment, the U.S. stock market managed a modest positive return. U.S. bonds outperformed stocks.

Fund restructuring completed

A shift in the fund's underlying investment structure, which began in the fall of 2010, continued into the first quarter of 2011. Fund assets, which had previously been divided among a variety of investment disciplines, were deployed into individual Columbia Funds and U.S. treasuries. The new structure broadened diversification across asset classes and added exposure to alternative asset classes with relatively low correlation to equities and fixed income.

Allocation decisions generated mixed results

As the global economic picture darkened in the first half of the year, we reduced the fund's allocation to traditional equities and trimmed some fixed-income holdings to add exposure to alternative asset classes. This move generated mixed results. The fund's absolute return funds made a positive contribution to performance, as did a small position in real estate investment trusts (REITs). However, disappointing performance from convertibles and commodities offset these gains.

Within equities, we favored funds that invested in large-cap, dividend paying companies. This was the best-performing segment of the equity markets, and several of the funds in the portfolio did significantly better than their respective benchmarks: Columbia Dividend Income Fund, Columbia Large Core Quantitative Fund, Columbia Large Value Quantitative Fund and Columbia Dividend Opportunity Fund. We maintained an underweight in mid- and small-cap funds, which underperformed large caps for the year.

International developed and emerging markets experienced double-digit losses in 2011. As a result, the fund's international positions were a significant drag on performance relative to the fund's equity benchmark – the S&P 500 Index, which does not include international equities.

Within fixed income, we favored funds that we believed would generate the highest yields in a changing rate environment – non-government sectors, including mortgage, high-yield and investment-grade corporate bonds. Although these segments generally delivered solid, positive returns, they fell short of the robust returns generated by U.S. treasuries, which make up 30% of the fund's fixed-income benchmark, and TIPS, in which the fund had only a small position.

Looking ahead

At year end, the fund's equity underweight reflects our ongoing caution on U.S. and euro zone stock markets. However, we have added to the fund's emerging market position. Emerging markets have the best expected economic growth rates for 2012 and relatively attractive valuations.

We continue to overweight fixed income relative to its target allocation, with an emphasis on sectors that offer better yields than government securities and have the potential for capital appreciation. We added to high-yield bonds in the final months of the year. With interest rates at historical lows across the maturity spectrum, we kept U.S. treasury, TIPS and cash exposure well below neutral. In international bond markets, our portfolios are underweight in developed market bonds. However, we have increased exposure to emerging market debt. Yields on emerging market debt are attractive and monetary policy has turned more accommodative. Because we believe that market volatility and economic uncertainty are likely to continue into the new year, we continue to maintain positions in alternative asset classes as their relatively low correlation to traditional assets help broaden asset classes within the portfolio.

Past performance is no guarantee of future results.

The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investments in high yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions.

Holdings are disclosed as of December 31, 2011, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

*  See "Performance Information" on the following page for a description of the indices.

1

Performance Information

Columbia Variable Portfolio – Asset Allocation Fund / December 31, 2011

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC ("the Investment Manager") and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2011 (%)

	1-year	5-year	10-year
Class 1 (01/01/89)	-0.85	1.77	4.28
Class 2 (06/01/00)	-1.09	1.59	4.10
S&P 500® Index[1]	2.11	-0.25	2.92
Barclays Capital Aggregate Bond Index[2]	7.84	6.50	5.78

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/10	12/31/11
Class 1	12.22	11.81
Class 2	12.15	11.73

Performance of a $10,000 investment, 01/01/02 – 12/31/11

Portfolio Breakdown1 (at December 31, 2011) (%)

Equity Funds
Dividend Income	2.6
International	15.9
U.S. Large Cap	25.9
U.S. Mid Cap	6.9
U.S. Small Cap	4.3
Fixed Income Funds
Emerging Markets	1.8
High Yield	4.6
International	1.7
Investment Grade	23.0
U.S. Treasury Inflation-Indexed Bond	2.5
Alternative Investments	10.3
Money Market Funds	0.5

1 Percentages indicated are based upon total investments.

The graph compares the results of a hypothetical $10,000 investment in Class 1 shares of the fund with the indices. The returns for the indices and Class 1 shares assume reinvestment of dividends and capital gains, if any. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

1  The Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2  The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Variable Portfolio – Asset Allocation Fund / December 31, 2011

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension or retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

07/01/11 – 12/31/11	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund's effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	944.40	1,024.42	0.63	0.66	0.13	4.78	4.98	0.98
Class 2	1,000.00	1,000.00	943.30	1,023.16	1.85	1.93	0.38	5.99	6.24	1.23

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio of Investments – Columbia Variable Portfolio – Asset Allocation Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

	Shares	Value
Equity Funds 55.8%
Dividend Income 2.6%
Columbia Dividend Income Fund	189,947	$2,588,982
International 15.9%
Columbia Asia Pacific ex-Japan Fund	197,957	1,462,905
Columbia Emerging Markets Fund	323,204	2,857,125
Columbia European Equity Fund	679,882	3,548,984
Columbia Greater China Fund	32,046	1,383,724
Columbia Multi-Advisor International Equity Fund (a)	435,469	4,607,263
Columbia Overseas Value Fund	344,615	2,236,550
Total		16,096,551
U.S. Large Cap 26.0%
Columbia Contrarian Core Fund	353,274	4,861,048
Columbia Dividend Opportunity Fund	161,174	1,292,614
Columbia Energy and Natural Resources Fund	143,724	2,903,219
Columbia Large Cap Core Fund	322,456	4,104,860
Columbia Large Cap Growth Fund	208,275	4,782,003
Columbia Large Core Quantitative Fund	451,330	2,568,071
Columbia Large Value Quantitative Fund	239,219	1,547,746
Columbia Select Large Cap Growth Fund	284,595	3,432,220
Columbia Select Large-Cap Value Fund	53,176	769,983
Total		26,261,764
U.S. Mid Cap 6.9%
Columbia Mid Cap Growth Fund	159,343	3,937,364
Columbia Mid Cap Value Fund	239,155	3,058,798
Total		6,996,162
U.S. Small Cap 4.4%
Columbia Small Cap Growth Fund I	27,254	741,572
Columbia Small Cap Growth Fund II	75,351	864,281
Columbia Small Cap Value Fund I	43,374	1,785,694
Columbia Small Cap Value Fund II	76,254	1,020,281
Total		4,411,828
Total Equity Funds (Cost: $60,376,336)		$56,355,287
Fixed-Income Funds 31.1%
Emerging Markets 1.8%
Columbia Emerging Markets Bond Fund	159,506	$1,776,899
High Yield 4.6%
Columbia High Yield Bond Fund	1,701,920	4,646,242
International 1.7%
Columbia International Bond Fund	160,759	1,771,562
Investment Grade 23.0%
Columbia Bond Fund	430,984	4,090,041
Columbia Corporate Income Fund	713,998	7,189,957
Columbia Limited Duration Credit Fund	359,668	3,564,311
Columbia U.S. Government Mortgage Fund	877,750	4,836,404
Mortgage and Asset Backed Portfolio	372,159	3,569,000
Total		23,249,713
Total Fixed-Income Funds (Cost: $31,084,836)		$31,444,416

	Shares	Value
Alternative Investments 10.3%
Columbia Absolute Return Currency and Income Fund	322,601	$3,309,882
Columbia Absolute Return Multi-Strategy Fund	509,714	5,061,464
Columbia Convertible Securities Fund	148,785	2,036,869
Total Alternative Investments (Cost: $10,578,961)		$10,408,215
Money Market Funds 0.5%
BofA Cash Reserves, Capital Class, 0.070%(b)	506,771	$506,771
Columbia Short-Term Cash Fund, 0.141%(b)	23,041	23,041
Total Money Market Funds (Cost: $529,812)		$529,812

	Effective Yield	Par/ Principal/ Shares	Value
Inflation-Indexed Bonds 2.5%
U.S. Treasury Inflation-Indexed Bond
04/15/29	3.875%	$268,593	$418,522
01/15/25	2.375%	366,387	465,827
02/15/40	2.125%	104,764	140,588
07/15/12	3.000%	31,485	32,161
07/15/13	1.875%	184,932	193,384
01/15/14	2.000%	196,075	207,641
01/15/15	1.625%	249,033	268,586
01/15/16	2.000%	199,652	223,158
07/15/17	2.625%	163,881	195,082
01/15/19	2.125%	210,932	250,713
01/15/21	1.125%	82,810	92,333
Total Inflation-Indexed Bonds (Cost: $2,269,880)			$2,487,995
Total Investments (Cost: $104,839,825)			$101,225,725
Other Assets and Liabilities			(187,592)
Net Assets			$101,038,133

The Accompanying Notes to Financial Statements are an integral part of this statement.

4

Columbia Variable Portfolio – Asset Allocation Fund

December 31, 2011

Notes to Investments in Affiliated Funds

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2011.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

5

Columbia Variable Portfolio – Asset Allocation Fund

December 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets(b)	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Mutual Funds
Investments in Affiliated Funds	$98,207,918	$—	$—	$98,207,918
Affiliated Money Market Fund(c)	23,041	—	—	23,041
Unaffiliated Money Market Fund	506,771	—	—	506,771
Total Mutual Funds	98,737,730	—	—	$98,737,730
Bonds
Inflation-Indexed Bonds	—	2,487,995	—	2,487,995
Total Bonds	—	2,487,995	—	2,487,995
Total	$98,737,730	$2,487,995	$—	$101,225,725

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair values were consequently obtained using the observable market inputs rather than quoted prices for identical assets as of period end.

  The following tables shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
—	$1,703,481	$1,703,481	—

(c)  Money market fund that is a sweep investment for cash balances in the Fund at December 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Statement of Assets and Liabilities – Columbia Variable Portfolio – Asset Allocation Fund

December 31, 2011

Assets
Investments at value
Unaffiliated issuers (identified cost $2,776,651)	$2,994,766
Affiliated issuers (identified cost $102,063,174)	98,230,959
Total investments (identified cost $104,839,825)	101,225,725
Receivable for:
Affiliated investments sold	70,665
Capital shares sold	5,229
Dividends from affiliated funds	90,366
Interest	19,002
Receivable for affiliated investments sold	1,113
Expense reimbursement due from Investment Manager	1,221
Prepaid expense	994
Trustees' deferred compensation plan	34,886
Total assets	101,449,201
Liabilities
Disbursements in excess of cash	70,667
Payable for:
Affiliated investments purchased	90,302
Capital shares purchased	160,219
Investment management fees	93
Distribution fees	138
Transfer agent fees	167
Administration fees	56
Chief compliance officer expenses	145
Other expenses	54,395
Trustees' deferred compensation plan	34,886
Total liabilities	411,068
Net assets applicable to outstanding capital stock	$101,038,133

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Statement of Assets and Liabilities (continued) – Columbia Variable Portfolio – Asset Allocation Fund

December 31, 2011

Represented by
Paid-in capital	$109,077,693
Undistributed net investment income	2,085,406
Accumulated net realized loss	(6,510,865)
Unrealized appreciation (depreciation) on:
Investments	(3,614,100)
Foreign currency translations	(1)
Total — representing net assets applicable to outstanding capital stock	$101,038,133
Net assets applicable to outstanding shares
Class 1	$81,002,295
Class 2	$20,035,838
Shares outstanding
Class 1	6,856,760
Class 2	1,707,602
Net asset value per share
Class 1	$11.81
Class 2	$11.73

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Statement of Operations – Columbia Variable Portfolio – Asset Allocation Fund

Year Ended December 31, 2011

Net investment income
Income:
Dividends	$772
Interest	121,444
Dividends from underlying affiliated funds	2,175,158
Total income	2,297,374
Expenses:
Investment management fees	204,354
Distribution fees
Class 2	57,795
Transfer agent fees
Class 1	52,577
Class 2	13,740
Administration fees	22,376
Compensation of board members	19,698
Pricing and bookkeeping fees	11,862
Custodian fees	16,407
Printing and postage fees	38,331
Professional fees	69,331
Chief compliance officer expenses	660
Other	7,831
Total expenses	514,962
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(311,902)
Total net expenses	203,060
Net investment income	2,094,314
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Sales of underlying affiliated funds	4,247,680
Capital gain distributions from underlying affiliated funds	1,050,729
Foreign currency translations	1,094
Futures contracts	92,579
Net realized gain	5,392,082
Net change in unrealized appreciation (depreciation) on:
Investments	(7,935,838)
Foreign currency translations	(933)
Futures contracts	(60,962)
Net change in unrealized depreciation	(7,997,733)
Net realized and unrealized loss	(2,605,651)
Net decrease in net assets from operations	$(511,337)

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Statement of Changes in Net Assets – Columbia Variable Portfolio – Asset Allocation Fund

	2011	2010
Operations
Net investment income	$2,094,314	$2,689,982
Net realized gain	5,392,082	20,247,800
Net change in unrealized depreciation	(7,997,733)	(7,916,884)
Net increase (decrease) in net assets resulting from operations	(511,337)	15,020,898
Distributions to shareholders from:
Net investment income
Class 1	(2,270,728)	(2,492,469)
Class 2	(557,108)	(654,610)
Total distributions to shareholders	(2,827,836)	(3,147,079)
Increase (decrease) in net assets from share transactions	(16,278,298)	(16,330,650)
Total decrease in net assets	(19,617,471)	(4,456,831)
Net assets at beginning of year	120,655,604	125,112,435
Net assets at end of year	$101,038,133	$120,655,604
Undistributed net investment income	$2,085,406	$2,752,080

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class 1 shares
Subscriptions	191,136	2,302,234	203,917	2,345,487
Distributions reinvested	182,241	2,270,728	231,642	2,492,469
Redemptions	(1,294,033)	(15,938,289)	(1,455,004)	(16,581,579)
Net decrease	(920,656)	(11,365,327)	(1,019,445)	(11,743,623)
Class 2 shares
Subscriptions	69,299	842,247	174,591	1,971,137
Distributions reinvested	44,964	557,108	61,178	654,610
Redemptions	(515,726)	(6,312,326)	(638,516)	(7,212,774)
Net decrease	(401,463)	(4,912,971)	(402,747)	(4,587,027)
Total net decrease	(1,322,119)	(16,278,298)	(1,422,192)	(16,330,650)

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Financial Highlights – Columbia Variable Portfolio – Asset Allocation Fund – Class 1 Shares

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2009 and after, per share net investment income (loss) amounts of the Fund are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec 31,
	2011	2010		2009		2008		2007
Class 1
Per share data
Net asset value, beginning of period	$12.22	$11.08		$9.32		$15.25		$15.82
Income from investment operations:
Net investment income	0.24	0.26		0.25		0.35		0.38
Net realized and unrealized gain (loss)	(0.33)	1.19		1.93		(4.24)		1.06
Total from investment operations	(0.09)	1.45		2.18		(3.89)		1.44
Less distributions to shareholders from:
Net investment income	(0.32)	(0.31)		(0.42)		(0.44)		(0.46)
Net realized gains	—	—		—		(1.60)		(1.55)
Total distributions to shareholders	(0.32)	(0.31)		(0.42)		(2.04)		(2.01)
Net asset value, end of period	$11.81	$12.22		$11.08		$9.32		$15.25
Total return	(0.85%)	13.43%		24.00	%(a)	(28.32%)		9.19%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.40%	0.97%		1.00%		0.87%		0.84%
Net expenses after fees waived or expenses reimbursed(c)	0.13%	0.68	%(d)	0.80	%(d)	0.75	%(d)	0.75	%(d)
Net investment income	1.93%	2.27	%(d)	2.48	%(d)	2.75	%(d)	2.39	%(d)
Supplemental data
Net assets, end of period (in thousands)	$81,002	$95,031		$97,435		$93,500		$162,538
Portfolio turnover	89%	234	%(e)	103%		94%		100%
Notes to Financial Highlights

(a)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on total return.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Financial Highlights (continued) – Columbia Variable Portfolio – Asset Allocation Fund – Class 2 Shares

	Year ended Dec 31,
	2011	2010		2009		2008		2007
Class 2
Per share data
Net asset value, beginning of period	$12.15	$11.02		$9.27		$15.18		$15.75
Income from investment operations:
Net investment income	0.20	0.24		0.23		0.32		0.35
Net realized and unrealized gain (loss)	(0.32)	1.18		1.92		(4.21)		1.07
Total from investment operations	(0.12)	1.42		2.15		(3.89)		1.42
Less distributions to shareholders from:
Net investment income	(0.30)	(0.29)		(0.40)		(0.42)		(0.44)
Net realized gains	—	—		—		(1.60)		(1.55)
Total distributions to shareholders	(0.30)	(0.29)		(0.40)		(2.02)		(1.99)
Net asset value, end of period	$11.73	$12.15		$11.02		$9.27		$15.18
Total return	(1.09%)	13.26%		23.79	%(a)	(28.45%)		9.07%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.68%	1.22%		1.25%		1.12%		1.09%
Net expenses after fees waived or expenses reimbursed(c)	0.38%	0.85	%(d)	0.95	%(d)	0.90	%(d)	0.90	%(d)
Net investment income	1.66%	2.10	%(d)	2.34	%(d)	2.60	%(d)	2.24	%(d)
Supplemental data
Net assets, end of period (in thousands)	$20,036	$25,624		$27,677		$29,985		$52,995
Portfolio turnover	89%	234	%(e)	103%		94%		100%

Notes to Financial Highlights

(a)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on total return.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Notes to Financial Statements

Columbia Variable Portfolio – Asset Allocation Fund / December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – Asset Allocation Fund (the Fund), formerly known as Columbia Asset Allocation Fund, Variable Series, a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On May 2, 2011, Columbia Asset Allocation Fund, Variable Series was renamed Columbia Variable Portfolio – Asset Allocation Fund.

Under normal circumstances, the Fund invests most of its assets in shares of mutual funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager) or its affiliates (Columbia Funds), exchange-traded funds (ETFs) and third party-advised funds (collectively, Underlying Funds), equity and fixed income securities, including Treasury Inflation Protected Securities (TIPS), and other instruments such as derivatives. The financial statements of the Underlying Funds in which the Fund invests should be read in conjunction with the Fund's financial statements.

Fund Shares—The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and/or variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension or retirement plans and other qualified institutional investors (collectively, Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure. On May 2, 2011, Class A and Class B shares of the Fund were renamed Class 1 and Class 2 shares, respectively.

Note 2. Summary of Significant Accounting Policies

Use of Estimates—The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Investments in the underlying funds are valued at the net asset value of each class of the respective underlying fund determined as of the close of the New York Stock Exchange on the valuation date.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation—The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual

13

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Asset Allocation Fund / December 31, 2011

and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments—The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts—Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought futures contracts to manage exposure to the securities market. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements—The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At December 31, 2011, the fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Equity contracts	$92,579
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Equity contracts	$(60,962)
Volume of Derivative Instruments for the Year Ended December 31, 2011
Contracts Opened
Futures Contracts	16

Treasury Inflation Protected Securities—The Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition—Corporate actions and dividend income are recorded net of any non-reclaimable tax

14

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Asset Allocation Fund / December 31, 2011

withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Income and capital gain distributions from the Underlying funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses—General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes—The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders—Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications—Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees—Under an Investment Management Services Agreement (IMSA), Columbia, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective May 1, 2011, the management fee is an annual fee that is a blend of (i) 0.00% on assets invested in Columbia proprietary funds (excluding any proprietary fund that does not pay an investment management fee to the Investment Manager), (ii) 0.10% on assets invested in non-exchange traded, third party advised mutual

15

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Asset Allocation Fund / December 31, 2011

funds and (iii) 0.55% on assets invested in all other securities, including ETFs, derivatives and individual securities.

Prior to May 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.45% to 0.35% as the Fund's net assets increased. Also prior to May 1, 2011, the Investment Manager contractually agreed to waive a portion of its advisory fee so that the effective advisory fee rate would be a blend of (i) 0.00% on assets invested in other Columbia Funds, (ii) 0.10% on assets invested in non-exchange traded mutual funds not managed by the Investment Manager or its affiliate and (iii) 0.45% on other assets.

The effective management fee rate for the year ended December 31, 2011 was 0.18% of the Fund's average daily net assets.

Administration Fees—Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.02% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members—Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer—The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fee—Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the average daily net assets attributable to Class 1 and Class 2 shares of the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

Distribution Fees—The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates—The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.13%
Class 2	0.38

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions,

16

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Asset Allocation Fund / December 31, 2011

costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended December 31, 2011, these differences are primarily due to differing treatments for futures and options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, short-term capital gain distribution from investments in mutual funds and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$66,848
Accumulated net realized loss	(66,848)
Paid-in capital	—

Net investment income and net realized (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2011	2010
Ordinary income*	$2,827,836	$3,147,079

* Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,132,932
Unrealized depreciation	(3,757,328)

At December 31, 2011, the cost of investments for federal income tax purposes was $104,983,053 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,294,274
Unrealized depreciation	$(5,051,602)
Net unrealized depreciation	$(3,757,328)

The following capital loss carryforward, determined at December 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$6,367,638
Total	$6,367,638

For the year ended December 31, 2011, Capital loss carryforwards of $5,400,954 was utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $100,052,955 and $116,519,094, respectively, for the year ended December 31, 2011, of which $631,915 and $77,224, respectively, were U.S. government securities.

Note 6. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period January 1, 2011 through July 10, 2011, there were no custody credits.

17

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Asset Allocation Fund / December 31, 2011

Note 7. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2011, two unaffiliated shareholder accounts owned 76.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to July 11, 2011, the Fund and certain other funds managed by the Investment Manager participated in a committed, unsecured revolving credit facility provided by State Street. For the period June 27, 2011 through July 8, 2011, the collective borrowing amount of the credit facility was $100 million. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

Note 10. Significant Risks

Allocation Risk—The Fund uses an asset allocation strategy in pursuing its investment objective. There is a risk that the Fund's allocation among asset classes or investments will cause the Fund to under-perform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Asset-Backed Securities Risk—The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Foreign Securities Risk—Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

High Yield Securities Risk—Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of

18

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Asset Allocation Fund / December 31, 2011

issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Investing in Other Funds Risk—The performance of the Underlying Funds in which the Fund invests could be adversely affected if other entities investing in the same Underlying Funds make relatively large investments or redemptions in the Underlying Funds. Because the expenses and costs of the Underlying Funds are shared by the Fund, redemptions by other investors in the Underlying Funds could result in decreased economies of scale and increased operating expenses for the Fund. In addition, the Investment Manager has the authority to change the Underlying Funds in which the Fund invests or to change the percentage of the Fund's investments allocated to each Underlying Fund. If an Underlying Fund pays fees to the Investment Manager, such fees could result in the Investment Manager having a potential conflict of interest in selecting the Underlying Funds in which the Fund invests or in determining the percentage of the Fund's investments allocated to each Underlying Fund.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have

19

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Asset Allocation Fund / December 31, 2011

a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Variable Portfolio – Asset Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Asset Allocation Fund (formerly Columbia Asset Allocation Fund, Variable Series) (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2012

21

Federal Income Tax Information (Unaudited)

Columbia Variable Portfolio – Asset Allocation Fund

31.22% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2011, qualifies for the corporate dividends received deduction.

22

Fund Governance

Columbia Variable Portfolio – Asset Allocation Fund

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

23

Fund Governance (continued)

Columbia Variable Portfolio – Asset Allocation Fund

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

24

Fund Governance (continued)

Columbia Variable Portfolio – Asset Allocation Fund

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Linda J. Wondrack (Born 1964) 225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (Born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

25

Fund Governance (continued)

Columbia Variable Portfolio – Asset Allocation Fund

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

Paul D. Pearson (Born 1956) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Michael E. DeFao (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

26

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Important Information About This Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund is available only through variable annuity contracts and/or variable life insurance policies issued by participating insurance companies, qualified pension or retirement plans or other eligible investors. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Variable Portfolio – Asset Allocation Fund
P.O. Box 8081 Boston, MA 02266-8081

C-1471 A (2/12)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Variable Portfolio - Money Market Fund

Annual Report for the Period Ended December 31, 2011

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Information

Columbia Variable Portfolio – Money Market Fund / December 31, 2011

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. An investment in the fund is not bank deposit and is not insured or guaranteed by Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC ("the Investment Manager") and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2011 (%)

	1-year	5-year	10-year
Columbia Variable Portfolio – Money Market Fund (01/01/89)	0.00	1.55	1.80

Inception date of the fund is in parentheses.

7-day yield  0.00%

The 7-day yield reflects the earnings of the fund as of 12/31/11, while the total return reflects past holding periods.

Net asset value per share ($)	12/31/10	12/31/11
Columbia Variable Portfolio – Money Market Fund	1.00	1.00

Portfolio Breakdown[1] (at December 31, 2011) (%)
Asset-Backed Securities – Non-Agency	3.3
U.S. Government & Agency Obligations	17.6
Asset-Backed Commercial Paper	20.0
Certificates of Deposit	16.5
Commercial Paper	23.1
Repurchase Agreements	10.1
Treasury Note Short-Term	9.4

1 Percentages indicated are based upon total investments.

1

Understanding Your Expenses

Columbia Variable Portfolio – Money Market Fund / December 31, 2011

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension or retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

07/01/11 – 12/31/11	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,000.00	1,024.42	0.65	0.66	0.13

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

2

Portfolio of Investments – Columbia Variable Portfolio – Money Market Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Asset-Backed Commercial Paper 20.0%
Charta LLC
01/03/12	0.010%	$3,000,000	$2,999,997
Fairway Finance Co. LLC(b)
01/20/12	0.210%	3,000,000	2,999,633
Jupiter Securitization Co. LLC
01/17/12	0.130%	3,000,000	2,999,802
Market Street Funding LLC(b)
01/23/12	0.140%	3,000,000	2,999,732
Metlife Short Term Funding LLC(b)
01/05/12	0.200%	2,000,000	1,999,933
Thunder Bay Funding LLC(b)
03/01/12	0.220%	3,000,000	2,998,882
Total Asset-Backed Commercial Paper (Cost: $16,997,979)			$16,997,979
Commercial Paper 22.9%
Banking 14.1%
Bank Of Nova Scotia Trust Co.
01/04/12	0.020%	$3,000,000	$2,999,993
Barclays U.S. Funding Corp.
01/03/12	0.070%	3,000,000	2,999,978
Canadian Imperial Holdings, Inc.(c)
01/06/12	0.030%	3,000,000	2,999,985
State Street Corp.
01/10/12	0.180%	3,000,000	2,999,833
Total			11,999,789
Life Insurance 2.9%
New York Life Capital Corp.
03/12/12	0.160%	2,500,000	2,499,200
Non-Captive Diversified 3.5%
General Electric Capital Corp.
01/03/12	0.020%	3,000,000	2,999,993
Pharmaceuticals 2.4%
Roche Holdings, Inc.
02/06/12	0.060%	2,000,000	1,999,877
Total Commercial Paper (Cost: $19,498,859)			$19,498,859
Certificates of Deposit 16.5%
Bank Of Montreal
01/04/12	0.060%	$3,000,000	$3,000,000
Chase Bank U.S.A.
01/03/12	0.010%	3,000,000	3,000,000
Royal Bank Of Canada(c)
01/03/12	0.010%	3,000,000	3,000,000
Toronto Dominion Bank
02/07/12	0.090%	3,000,000	3,000,000
Westpac Banking Corp.(d)
07/03/12	0.558%	2,000,000	2,000,000
Total Certificates of Deposit (Cost: $14,000,000)			$14,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
U.S. Government & Agency Obligations 17.5%
Federal Home Loan Bank Discount Notes(a)
01/03/12	0.000%	$4,000,000	$4,000,000
Federal Home Loan Banks
09/05/12	0.190%	2,500,000	2,500,000
09/19/12	0.350%	1,500,000	1,500,000
12/10/12	0.300%	900,000	900,000
Federal Home Loan Mortgage Corp. Discount Notes
05/09/12	0.040%	4,000,000	3,999,422
05/22/12	0.040%	2,000,000	1,999,682
Total U.S. Government & Agency Obligations (Cost: $14,899,104)			$14,899,104
U.S. Government-Insured Debt 2.4%
Straight-A Funding LLC U.S. Treasury Government Guaranty
02/14/12	0.150%	$2,000,000	$1,999,625
Total U.S. Government-Insured Debt (Cost: $1,999,625)			$1,999,625
Repurchase Agreements 10.1%
Tri-Party Barclays Bank PLC, dated 12/30/11, due 01/03/12 at 0.020%, collateralized by U.S. Treasury obligation maturing 05/31/14, market value $8,756,630 (repurchase proceeds $8,600,019)
		$8,600,000	$8,600,000
Total Repurchase Agreements (Cost: $8,600,000)			$8,600,000
Treasury Note Short-Term 7.1%
U.S. Treasury Bills
01/05/12	0.030%	$2,000,000	$1,999,992
01/12/12	0.040%	4,000,000	3,999,946
Total Treasury Note Short-Term (Cost: $5,999,938)			$5,999,938
Issuer	Coupon Rate	Principal Amount	Value
Asset-Backed Securities – Non-Agency 3.3%
Car Loan 3.3%
AmeriCredit Automobile Receivables Trust Series 2011-4 Class A1
10/09/12	0.339%	$625,370	$625,370
Series 2011-5 Class A1
11/08/12	0.433%	499,882	499,882
Enterprise Fleet Financing LLC(b) Series 2011-2 Class A1
07/20/12	0.384%	510,784	510,784
Series 2011-3 Class A1
11/20/12	0.589%	408,907	408,907

The Accompanying Notes to Financial Statements are an integral part of this statement.

3

Columbia Variable Portfolio – Money Market Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Asset-Backed Securities – Non-Agency (continued)
Car Loan (cont.)
Santander Drive Auto Receivables Trust Series 2011-1 Class A1
05/15/12	0.312%	$151,858	$151,858
Volkswagen Auto Lease Trust Series 2011-A Class A1
11/20/12	0.461%	590,995	590,995
Total			2,787,796
Total Asset-Backed Securities—Non-Agency (Cost: $2,787,796)			$2,787,796
Total Investments (Cost: $84,783,301)			$84,783,301
Other Assets & Liabilities, Net			184,375
Net Assets			$84,967,676

The Accompanying Notes to Financial Statements are an integral part of this statement.

4

Columbia Variable Portfolio – Money Market Fund

December 31, 2011

Notes to Portfolio of Investments

(a)  Zero coupon bond.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $11,917,871 or 14.03% of net assets.

(c)  Represents a foreign security. At December 31, 2011, the value of foreign securities amounted to $5,999,985 or 7.06% of net assets.

(d)  Variable rate security. The interest rate shown reflects the rate as of December 31, 2011.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

5

Columbia Variable Portfolio – Money Market Fund

December 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Bonds
Asset-Backed Securities—Non-Agency	$—	$2,787,796	$—	$2,787,796
U.S. Government & Agency Obligations	—	14,899,104	—	14,899,104
Total Bonds	—	17,686,900	—	17,686,900
Short-Term Securities
Asset-Backed Commercial Paper	—	16,997,979	—	16,997,979
Certificates of Deposit	—	14,000,000	—	14,000,000
Commercial Paper	—	19,498,859	—	19,498,859
Repurchase Agreements	—	8,600,000	—	8,600,000
Treasury Note Short-Term	—	7,999,563	—	7,999,563
Total Short-Term Securities	—	67,096,401	—	67,096,401
Total	$—	$84,783,301	$—	$84,783,301

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Statement of Assets and Liabilities – Columbia Variable Portfolio – Money Market Fund

December 31, 2011

Assets
Investments, at value
(identified cost $76,183,301)	$76,183,301
Repurchase Agreements
(identified cost $8,600,000)	8,600,000
Cash	124,439
Receivable for:
Capital shares sold	115,640
Interest	2,518
Expense reimbursement due from Investment Manager	38,204
Prepaid expense	1,566
Trustees' deferred compensation plan	37,207
Total assets	85,102,875
Liabilities
Payable for:
Capital shares purchased	18,513
Investment management fees	24,770
Transfer agent fees	4,246
Administration fees	10,616
Chief compliance officer expenses	366
Other expenses	39,481
Trustees' deferred compensation plan	37,207
Total liabilities	135,199
Net assets applicable to outstanding capital stock	$84,967,676

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Statement of Assets and Liabilities (continued) – Columbia Variable Portfolio – Money Market Fund

December 31, 2011

Represented by
Paid-in capital	$85,006,671
Overdistributed net investment income	(34,345)
Accumulated net realized loss	(4,650)
Total — representing net assets applicable to outstanding capital stock	$84,967,676
Net assets applicable to outstanding shares
Class 1	$84,967,676
Shares outstanding
Class 1	85,053,275
Net asset value per share
Class 1	$1.00

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Statement of Operations – Columbia Variable Portfolio – Money Market Fund

Year Ended December 31, 2011

Net investment income
Income:
Interest	$158,370
Total income	158,370
Expenses:
Investment management fees	342,858
Transfer agent fees	58,775
Administration fees	146,939
Compensation of board members	15,588
Pricing and bookkeeping fees	28,681
Custodian fees	15,585
Printing and postage fees	17,262
Professional fees	44,232
Chief compliance officer expenses	827
Other	5,921
Total expenses	676,668
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(518,271)
Expense reductions	(27)
Total net expenses	158,370
Net investment income	$—
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	290
Net gain	290
Net increase in net assets resulting from operations	$290

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Statement of Changes in Net Assets – Columbia Variable Portfolio – Money Market Fund

Year ended December 31,	2011	2010
Operations
Net investment income	$—	$—
Net realized gain (loss)	290	(6)
Net increase (decrease) in net assets resulting from operations	290	(6)
Distributions to shareholders from:
Net investment income	—	(33,665)
Increase (decrease) in net assets from share transactions	(24,686,233)	(19,044,895)
Total decrease in net assets	(24,685,943)	(19,078,566)
Net assets at beginning of year	109,653,619	128,732,185
Net assets at end of year	$84,967,676	$109,653,619
Overdistributed net investment income	$(34,345)	$(37,034)

Year ended December 31,	2011		2010
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class 1 shares
Subscriptions	24,995,324	24,995,324	57,556,856	57,556,856
Distributions reinvested	—	—	33,665	33,665
Redemptions	(49,681,557)	(49,681,557)	(76,635,418)	(76,635,416)
Net decrease	(24,686,233)	(24,686,233)	(19,044,897)	(19,044,895)
Total net decrease	(24,686,233)	(24,686,233)	(19,044,897)	(19,044,895)

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Financial Highlights – Columbia Variable Portfolio – Money Market Fund

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts of the Fund are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec 31, 2011
	2011	2010		2009		2008		2007
Class 1
Per share data
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	—	—		0.00	(a)	0.03		0.05
Net realized and unrealized gain (loss)	0.00 (a)	(0.00	)(a)	—		0.00	(a)	0.00 (a)
Total from investment operations	0.00 (a)	(0.00	)(a)	0.00	(a)	0.03		0.05
Less distributions to shareholders from:
Net investment income	—	(0.00	)(a)	(0.00	)(a)	(0.03)		(0.05)
Total distributions to shareholders	—	(0.00	)(a)	(0.00	)(a)	(0.03)		(0.05)
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00		$1.00
Total return	0.00%	0.03%		0.23%		2.58	%(d)	5.02%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed	0.69%	0.67%		0.67%		0.64%		0.60%
Net expenses after fees waived or expenses reimbursed(b)(c)	0.16%	0.26%		0.44%		0.46%		0.45%
Net investment income(c)	0.00%	0.00%		0.25%		2.56%		4.91%
Supplemental data
Net assets, end of period (in thousands)	$84,968	$109,654		$128,732		$164,340		$181,348

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Had affiliates of the Investment Manager not reimbursed the Fund for realized losses on securities and not provided capital support, total return would have been 1.87%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Notes to Financial Statements

Columbia Variable Portfolio – Money Market Fund / December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – Money Market Fund (the Fund), formerly known as Columbia Money Market Fund, Variable Series, a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On May 2, 2011, Columbia Money Market Fund, Variable Series was renamed Columbia Variable Portfolio – Money Market Fund.

Fund Shares—The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 shares to separate accounts funding variable annuity contracts and/or variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors (collectively, Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure. On May 2, 2011, Class A shares of the Fund were renamed Class 1 shares.

Note 2. Summary of Significant Accounting Policies

Use of Estimates—The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund's net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund's market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition—Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Expenses—General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status—The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital

12

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Money Market Fund / December 31, 2011

gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications—Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees—Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.35% to 0.25% as the Fund's net assets increase. The effective management fee rate for the year ended December 31, 2011 was 0.35% of the Fund's average daily net assets.

Administration Fees—Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.15% of the Fund's average daily net assets.

Prior to July 11, 2011, the administration fee was equal to the annual rate of 0.15% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees—Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members—Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer—The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fee—Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as

13

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Money Market Fund / December 31, 2011

sub-transfer agent. The Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the average daily net assets attributable to Class 1 shares of the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates—Effective May 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below, through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rate of 0.45% of the Fund's average daily net assets attributable to Class 1 shares.

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

In addition, the Investment Manager has voluntarily undertaken to waive its receipt of certain Fund expenses (consisting of investment management and administration fees) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for the Fund. This arrangement may be modified or terminated by the Investment Manager at any time.

Prior to May 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.45% of the Fund's average daily net assets on an annualized basis. The Investment Manager also voluntarily waived its receipt of certain investment management and administration fees to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for the Fund.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended December 31, 2011, these differences are primarily due to net operating loss and deferred trustees expense. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Overdistributed net investment income	$2,689
Accumulated net realized gain	—
Paid-in capital	(2,689)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2011	2010
Ordinary income*	$—	$33,665

*  Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2011, the cost of investments for federal income tax purposes was $84,783,301 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$—
Unrealized depreciation	$—
Net unrealized app/depreciation	$—

The following capital loss carryforward, determined at December 31, 2011, may be available to reduce taxable

14

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Money Market Fund / December 31, 2011

income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2013	$415
2014	1,707
2015	2,520
2018	6
Total	$4,648

For the year ended December 31, 2011, $292 of capital loss carryforward was utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the period January 1, 2011 through July 10, 2011, these credits reduced total expenses by $27.

Note 6. Shareholder Concentration

At December 31, 2011, one unaffiliated shareholder account owned 93.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to July 11, 2011, the Fund and certain other funds managed by the Investment Manager participated in a committed, unsecured revolving credit facility provided by State Street. For the period June 27, 2011 through July 8, 2011, the collective borrowing amount of the credit facility was $100 million. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were

15

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Money Market Fund / December 31, 2011

issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Variable Portfolio – Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Money Market Fund (formerly Columbia Money Market Fund, Variable Series) (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2012

17

Fund Governance

Columbia Variable Portfolio – Money Market Fund

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

18

Fund Governance (continued)

Columbia Variable Portfolio – Money Market Fund

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

19

Fund Governance (continued)

Columbia Variable Portfolio – Money Market Fund

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Linda J. Wondrack (Born 1964) 225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (Born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

20

Fund Governance (continued)

Columbia Variable Portfolio – Money Market Fund

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

Paul D. Pearson (Born 1956) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Michael E. DeFao (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

21

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Important Information About This Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund is available only through variable annuity contracts and/or variable life insurance policies issued by participating insurance companies, qualified pension or retirement plans or other eligible investors. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Variable Portfolio – Money Market Fund
P.O. Box 8081 Boston, MA 02266-8081

C-1511 A (2/12)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Variable Portfolio - Select Large Cap Growth Fund

Annual Report for the Period Ended December 31, 2011

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Variable Portfolio – Select Large Cap Growth Fund / December 31, 2011

Columbia Variable Portfolio – Select Large Cap Growth Fund seeks long-term capital appreciation.

Thomas Galvin has managed or co-managed the fund since September 2008. Richard A. Carter and Todd D. Herget have co-managed the fund since March 2009.

For the 12-month period that ended December 31, 2011, the fund's Class 1 shares trailed its benchmark, the Russell 1000 Growth Index.* Disappointing results from stock selection, most notably in the information technology sector, led to the fund's shortfall against the index, despite good returns in the consumer discretionary, energy and materials sectors.

Flat index returns disguised market volatility

The major U.S. equity indexes were flat to slightly positive for 2011, although a succession of challenges and surprises generated steep short-term declines and sharp rebounds in stock prices. Equities rallied early, but the combination of Europe's debt problems, Congress's ineffectiveness in dealing with the U.S. debt ceiling, Standard & Poor's downgrade of the credit rating of Treasuries and evidence of new weakness in China all contributed to wild swings in share prices. Meanwhile, slowing domestic growth raised worries that the U.S. economy was becoming more vulnerable to financial shocks, even though corporations generally delivered solid earnings.

The portfolio performed well in the first half of 2011when investors favored higher quality, high-growth companies. However, subsequent market anxieties pushed the needle in favor of relatively stable, high-dividend shares. Most of the fund's underperformance occurred in information technology, even though we scaled back the fund's exposure to the sector. Notable detractors included Acme Packet, an Internet network services company, and Juniper Networks, a manufacturer of network hardware (2.9% and 3.5% of net assets, respectively). F5 Networks (4.4% of net assets) also held back results in the group. In consumer staples, Green Mountain Coffee Roasters (3.2% of net assets) was a significant detractor. We took advantage of weakness in Green Mountain's price to add to the position. Biotechnology firm Dendreon also detracted before we sold the position.

Good stock-picking and an overweight led to strong results from consumer discretionary holdings, while selections in the energy and materials groups and an overweight in health care also contributed. lululemon athletica (3.4% of net assets), the yoga-inspired athletic apparel maker, and Chipotle Mexican Grill (2.5% of net assets), a Mexican-themed dining chain led the discretionary performers. priceline.com and Amazon.com (4.4% and 2.9% of net assets, respectively), produced good results in the Internet and catalogue retail industry. In the energy sector, leading performers included FMC Technologies and EOG Resources (4.9% and 3.4% of net assets, respectively).

Uncertain outlook poses challenges, potential opportunities

At the start of 2012, the unclear economic outlook is likely to continue to challenge global capital markets and contribute to volatility, at least in the near term. However, we believe that stock prices should begin recovering selectively and that volatility may create opportunities because we do not anticipate prolonged weakening in the economy. The portfolio includes high quality, high-growth companies that have executed their business plans, improved their revenues and produced above-average earnings growth. We think the market has discounted many of these names by 20% or more, positioning them as potential "value" opportunities. With general expectations that the growth rate of S&P 500 Index company earnings will slacken in 2012, we think the market will reward the types of higher-growth corporations that are the focus of the Select Large Cap Growth Fund portfolio.

Past performance is no guarantee of future results.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investing in growth stock incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Holdings are disclosed as of December 31, 2011, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

*  Please see "Performance Information" on the following page for a description of the index.

1

Performance Information

Columbia Variable Portfolio – Select Large Cap Growth Fund / December 31, 2011

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC (the "Investment Manager") and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed by your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance included the effect of those additional charges, they would be lower.

Average annual total return as of December 31, 2011 (%)

	1-year	Life
Class 1 (09/02/08)	-2.54	2.79
Class 2 (09/02/08)	-2.82	2.53
Russell 1000 Growth Index*	2.64	3.86

Index performance for the life of the fund is from September 2, 2008.

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/10	12/31/11
Class 1	11.24	10.48
Class 2	11.18	10.39

Performance of a $10,000 investment, 09/02/08 – 12/31/11

Portfolio Breakdown1 (at December 31, 2011) (%)

Consumer Discretionary	16.5
Consumer Staples	6.8
Energy	8.3
Financials	6.7
Health Care	19.0
Industrials	6.3
Information Technology	36.3
Other[2]	0.1

1 Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

2 Includes Cash Equivalents.

The graph compares the results of a hypothetical $10,000 investment in Class 1 shares of the fund with the index. The returns for the index and Class 1 shares assume reinvestment of dividends and capital gains, if any. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

*  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Fund Expense Example

Columbia Variable Portfolio – Select Large Cap Growth Fund / December 31, 2011

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension or retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

07/01/11 – 12/31/11	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	868.00	1,020.76	4.03	4.36	0.86
Class 2	1,000.00	1,000.00	867.71	1,019.50	5.20	5.62	1.11

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio of Investments – Columbia Variable Portfolio – Select Large Cap Growth Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 100.6%
CONSUMER DISCRETIONARY 16.7%
Hotels, Restaurants & Leisure 6.1%
Chipotle Mexican Grill, Inc.(a)	394	$133,070
Las Vegas Sands Corp.(a)	4,400	188,012
Total		321,082
Internet & Catalog Retail 7.2%
Amazon.com, Inc.(a)	871	150,770
priceline.com, Inc.(a)	492	230,113
Total		380,883
Textiles, Apparel & Luxury Goods 3.4%
lululemon athletica, Inc.(a)	3,779	176,328
TOTAL CONSUMER DISCRETIONARY		878,293
CONSUMER STAPLES 6.8%
Food Products 3.2%
Green Mountain Coffee Roasters, Inc.(a)	3,710	166,394
Personal Products 3.6%
Estee Lauder Companies, Inc. (The), Class A	1,704	191,393
TOTAL CONSUMER STAPLES		357,787
ENERGY 8.3%
Energy Equipment & Services 4.9%
FMC Technologies, Inc.(a)	4,926	257,285
Oil, Gas & Consumable Fuels 3.4%
EOG Resources, Inc.	1,839	181,160
TOTAL ENERGY		438,445
FINANCIALS 6.8%
Capital Markets 4.0%
Franklin Resources, Inc.	2,163	207,778
Diversified Financial Services 2.8%
IntercontinentalExchange, Inc.(a)	1,220	147,071
TOTAL FINANCIALS		354,849
HEALTH CARE 19.1%
Biotechnology 8.7%
Alexion Pharmaceuticals, Inc.(a)	1,594	113,971
Biogen Idec, Inc.(a)	1,440	158,472
Celgene Corp.(a)	2,711	183,263
Total		455,706
Health Care Providers & Services 3.2%
McKesson Corp.	2,180	169,844
Pharmaceuticals 7.2%
Allergan, Inc.	2,240	196,538
Novo Nordisk A/S, ADR(b)	1,609	185,453
Total		381,991
TOTAL HEALTH CARE		1,007,541
INDUSTRIALS 6.3%
Aerospace & Defense 3.2%
Precision Castparts Corp.	1,039	171,217
Air Freight & Logistics 3.1%
Expeditors International of Washington, Inc.	3,925	160,768
TOTAL INDUSTRIALS		331,985

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY 36.6%
Communications Equipment 13.9%
Acme Packet, Inc.(a)	4,893	$151,243
F5 Networks, Inc.(a)	2,177	231,023
Juniper Networks, Inc.(a)	8,980	183,282
QUALCOMM, Inc.	3,025	165,467
Total		731,015
Computers & Peripherals 3.6%
EMC Corp.(a)	8,732	188,087
Internet Software & Services 8.2%
Baidu, Inc., ADR(a)(b)	1,834	213,606
Google, Inc., Class A(a)	340	219,606
Total		433,212
IT Services 7.4%
Cognizant Technology Solutions Corp., Class A(a)	3,790	243,735
Visa, Inc., Class A	1,430	145,188
Total		388,923
Software 3.5%
Salesforce.com, Inc.(a)	1,801	182,729
TOTAL INFORMATION TECHNOLOGY		1,923,966
Total Common Stocks (Cost: $4,912,777)		$5,292,866
Money Market Funds 0.1%
Columbia Short-Term Cash Fund, 0.141%(c)(d)	7,612	$7,612
Total Money Market Funds (Cost: $7,612)		$7,612
Total Investments (Cost: $4,920,389)		$5,300,478
Other Assets & Liabilities, Net		(35,747)
Net Assets		$5,264,731

The Accompanying Notes to Financial Statements are an integral part of this statement.

4

Columbia Variable Portfolio – Select Large Cap Growth Fund

December 31, 2011

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $399,059 or 7.58% of net assets.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2011.

(d)  Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$870,422	$(862,810)	$—	$7,612	$40	$7,612
Abbreviation Legend

ADR  American Depository Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

5

Columbia Variable Portfolio – Select Large Cap Growth Fund

December 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets(b)	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$878,293	$—	$—	$878,293
Consumer Staples	357,787	—	—	357,787
Energy	438,445	—	—	438,445
Financials	354,849	—	—	354,849
Health Care	1,007,541	—	—	1,007,541
Industrials	331,985	—	—	331,985
Information Technology	1,923,966	—	—	1,923,966
Total Equity Securities	5,292,866	—	—	5,292,866
Other
Money Market Funds	7,612	—	—	7,612
Total Other	7,612	—	—	7,612
Total	$5,300,478	$—	$—	$5,300,478

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Statement of Assets and Liabilities – Columbia Variable Portfolio – Select Large Cap Growth Fund

December 31, 2011

Assets
Investments, at value
Unaffiliated issuers (identified cost $4,912,777)	$5,292,866
Affiliated issuers (identified cost $7,612)	7,612
Total investments (identified cost $4,920,389)	5,300,478
Receivable for:
Investments sold	17,084
Dividends	473
Expense reimbursement due from Investment Manager	262
Prepaid expense	50
Trustees' deferred compensation plan	6,737
Total assets	5,325,084
Liabilities
Payable for:
Investment management fees	18,804
Distribution fees	544
Transfer agent fees	262
Administration fees	262
Chief compliance officer expenses	127
Other expenses	33,617
Trustees' deferred compensation plan	6,737
Total liabilities	60,353
Net assets applicable to outstanding capital stock	$5,264,731

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Statement of Assets and Liabilities (continued) – Columbia Variable Portfolio – Select Large Cap Growth Fund

December 31, 2011

Represented by
Paid-in capital	$4,982,743
Excess of distributions over net investment income	(5,671)
Accumulated net realized loss	(92,430)
Unrealized appreciation (depreciation) on:
Investments	380,089
Total — representing net assets applicable to outstanding capital stock	$5,264,731
Net assets applicable to outstanding shares
Class 1	$2,644,873
Class 2	$2,619,858
Shares outstanding
Class 1	252,441
Class 2	252,203
Net asset value per share
Class 1	$10.48
Class 2	$10.39

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Statement of Operations – Columbia Variable Portfolio – Select Large Cap Growth Fund

Year Ended December 31, 2011

Net investment income
Income:
Dividends	$24,753
Interest	6
Dividends from affiliates	40
Foreign taxes withheld	(360)
Total income	24,439
Expenses:
Investment management fees	40,693
Distribution fees
Class 2	6,953
Transfer agent fees
Class 1	1,695
Class 2	1,681
Administration fees	5,068
Compensation of board members	17,533
Pricing and bookkeeping fees	20,454
Custodian fees	6,792
Printing and postage fees	5,566
Professional fees	39,875
Chief compliance officer expenses	597
Other	4,200
Total expenses	151,107
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(95,899)
Expense reductions	(12)
Total net expenses	55,196
Net investment loss	(30,757)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	635,411
Net realized gain	635,411
Net change in unrealized appreciation (depreciation) on:
Investments	(750,155)
Net change in unrealized depreciation	(750,155)
Net realized and unrealized loss	(114,744)
Net decrease in net assets from operations	$(145,501)

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Statements of Changes in Net Assets – Columbia Variable Portfolio – Select Large Cap Growth Fund

	Year ended December 31, 2011	Year ended December 31, 2010
Operations
Net investment loss	$(30,757)	$(24,823)
Net realized gain	635,411	545,065
Net change in unrealized appreciation (depreciation)	(750,155)	576,839
Net increase (decrease) in net assets resulting from operations	(145,501)	1,097,081
Distributions to shareholders from:
Net realized gains
Class 1	(113,059)	—
Class 2	(112,909)	—
Total distributions to shareholders	(225,968)	—
Increase (decrease) in net assets from share transactions	225,968	(182,544)
Total increase (decrease) in net assets	(145,501)	914,537
Net assets at beginning of year	5,410,232	4,495,695
Net assets at end of year	$5,264,731	$5,410,232
Excess of distributions over net investment income/Accumulated net investment loss	$(5,671)	$(5,104)

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class 1 shares
Subscriptions	—	—	241,507	2,535,820
Distributions reinvested	10,934	113,059	—	—
Redemptions	—	—	(250,081)	(2,625,849)
Net increase (decrease)	10,934	113,059	(8,574)	(90,029)
Class 2 shares
Subscriptions	—	—	241,187	2,520,408
Distributions reinvested	11,016	112,909	—	—
Redemptions	—	—	(250,040)	(2,612,923)
Net increase (decrease)	11,016	112,909	(8,853)	(92,515)
Total net increase (decrease)	21,950	225,968	(17,427)	(182,544)

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Financial Highlights – Columbia Variable Portfolio – Select Large Cap Growth Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts of the Fund are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
	2011		2010		2009		2008(a)
Class 1
Per share data
Net asset value, beginning of period	$11.24		$9.00		$6.13		$10.00
Income from investment operations:
Net investment income (loss)	(0.05)		(0.05)		(0.01)		0.00	(b)
Net realized and unrealized gain (loss)	(0.24)		2.29		2.88		(3.87)
Total from investment operations	(0.29)		2.24		2.87		(3.87)
Less distributions to shareholders from:
Net investment income	—		—		(0.00	)(b)	—
Net realized gains	(0.47)		—		—		—
Total distributions to shareholders	(0.47)		—		(0.00	)(b)	—
Net asset value, end of period	$10.48		$11.24		$9.00		$6.13
Total return	(2.54%)		24.89%		46.87%		(38.70%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.56%		3.54%		4.56%		7.64	%(d)
Net expenses after fees waived or expenses reimbursed(e)	0.86	%(f)	0.85	%(f)	0.85	%(f)	0.85	%(d)(f)
Net investment income (loss)	(0.42	%)(f)	(0.40	%)(f)	(0.15	%)(f)	0.08	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$2,645		$2,715		$2,252		$1,533
Portfolio turnover	75%		87%		46%		31%

Notes to Financial Highlights

(a)  For the period from September 2, 2008 (commencement of operations) to December 31, 2008.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Financial Highlights (continued) – Columbia Variable Portfolio – Select Large Cap Growth Fund

	Year ended Dec. 31,
	2011		2010		2009		2008(a)
Class 2
Per share data
Net asset value, beginning of period	$11.18		$8.97		$6.13		$10.00
Income from investment operations:
Net investment loss	(0.08)		(0.07)		(0.03)		(0.00	)(b)
Net realized and unrealized gain (loss)	(0.24)		2.28		2.87		(3.87)
Total from investment operations	(0.32)		2.21		2.84		(3.87)
Less distributions to shareholders from:
Net investment income	—		—		(0.00	)(b)	—
Net realized gains	(0.47)		—		—		—
Total distributions to shareholders	(0.47)		—		(0.00	)(b)	—
Net asset value, end of period	$10.39		$11.18		$8.97		$6.13
Total return	(2.82%)		24.64%		46.35%		(38.70%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.81%		3.79%		4.81%		7.89	%(d)
Net expenses after fees waived or expenses reimbursed(e)	1.11	%(f)	1.10	%(f)	1.10	%(f)	1.10	%(d)(f)
Net investment loss	(0.67	%)(f)	(0.65	%)(f)	(0.40	%)(f)	(0.17	%)(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$2,620		$2,696		$2,244		$1,532
Portfolio turnover	75%		87%		46%		31%

Notes to Financial Highlights

(a)  For the period from September 2, 2008 (commencement of operations) to December 31, 2008.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Notes to Financial Statements

Columbia Variable Portfolio – Select Large Cap Growth Fund / December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – Select Large Cap Growth Fund (the Fund), formerly known as Columbia Select Large Cap Growth Fund, Variable Series, a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On May 2, 2011, Columbia Select Large Cap Growth Fund, Variable Series was renamed Columbia Variable Portfolio – Select Large Cap Growth Fund.

Fund Shares—The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and/or variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension or retirement plans and other qualified institutional investors (collectively, Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure. On May 2, 2011, Class A and Class B shares of the Fund were renamed Class 1 and Class 2 shares, respectively.

Note 2. Summary of Significant Accounting Policies

Use of Estimates—The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition—Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on the accrual basis.

13

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Select Large Cap Growth Fund / December 31, 2011

Expenses—General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications—Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees—Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective May 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71 to 0.54% as the Fund's net assets increase. Prior to May 1, 2011, the management fee was equal to 0.75% of the Fund's average daily net assets. The effective management fee rate for the year ended December 31, 2011 was 0.72% of the Fund's average daily net assets.

Administration Fees—Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective May 1, 2011, the Fund pays the Fund Administrator an annual fee rate for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. Prior to May 1, 2011, the administration fee was equal to the annual rate of 0.15% of the Fund's average daily net assets. The effective administration fee rate for the year ended December 31, 2011 was 0.09% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund

14

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Select Large Cap Growth Fund / December 31, 2011

also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members—Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer—The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fee—Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the average daily net assets attributable to Class 1 and Class 2 shares of the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

Distribution Fees—The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates—Effective May 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.86%
Class 2	1.11

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to May 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.85% of the Fund's average daily net assets on an annualized basis.

Prior to June 1, 2011, the Investment Manager was entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery did not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

15

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Select Large Cap Growth Fund / December 31, 2011

Effective June 1, 2011, the Investment Manager has eliminated such fee recoupment provisions.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended December 31, 2011, these differences are primarily due to differing treatments for net operating loss reclassifications, deferral/reversal of wash sale losses and deferred trustees expense. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net investment loss	$30,190
Accumulated net realized loss	—
Paid-in capital	(30,190)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended December 31, 2011	Year ended December 31, 2010
Ordinary income	$—	$—
Long-term capital gains	225,968	—
Tax return of capital	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gain	16,057
Unrealized appreciation	271,603

At December 31, 2011, the cost of investments for federal income tax purposes was $5,028,875 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$689,592
Unrealized depreciation	(417,989)
Net unrealized appreciation	$271,603

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended December 31, 2011, $476,348 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $4,332,137 and $4,245,203, respectively, for the year ended December 31, 2011.

Note 6. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of

16

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Select Large Cap Growth Fund / December 31, 2011

Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. For the year ended December 31, 2011, the Fund did not participate in securities lending activity.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period January 1, 2011 through July 10, 2011, these credits reduced total expenses by $12.

Note 8. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At December 31, 2011, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to July 11, 2011, the Fund and certain other funds managed by the Investment Manager participated in a committed, unsecured revolving credit facility provided by State Street. For the period June 27, 2011 through July 8, 2011, the collective borrowing amount of the credit facility was $100 million. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee

17

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Select Large Cap Growth Fund / December 31, 2011

equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended December 31, 2011.

Note 11. Significant Risks

Foreign Securities Risk—Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

18

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Select Large Cap Growth Fund / December 31, 2011

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

19

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Variable Portfolio – Select Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Select Large Cap Growth Fund (formerly Columbia Select Large Cap Growth Fund, Variable Series) (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2012

20

Federal Income Tax Information (Unaudited)

Columbia Variable Portfolio – Select Large Cap Growth Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended December 31, 2011, $254,126, or, if subsequently determined to be different, the net capital gain of such year.

21

Fund Governance

Columbia Variable Portfolio – Select Large Cap Growth Fund

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

22

Fund Governance (continued)

Columbia Variable Portfolio – Select Large Cap Growth Fund

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

23

Fund Governance (continued)

Columbia Variable Portfolio – Select Large Cap Growth Fund

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Linda J. Wondrack (Born 1964) 225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

24

Fund Governance (continued)

Columbia Variable Portfolio – Select Large Cap Growth Fund

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Paul D. Pearson (born 1956) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Michael E. DeFao (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

25

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Important Information About This Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund is available only through variable annuity contracts and/or variable life insurance policies issued by participating insurance companies, qualified pension or retirement plans or other eligible investors. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Variable Portfolio – Select Large Cap Growth Fund
P.O. Box 8081 Boston, MA 02266-8081

C-1526 A (2/12)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Variable Portfolio - Small Cap Value Fund

Annual Report for the Period Ended December 31, 2011

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Variable Portfolio – Small Cap Value Fund / December 31, 2011

Columbia Variable Portfolio – Small Cap Value Fund seeks long-term capital appreciation.

Stephen D. Barbaro, the lead manager, has co-managed the fund since June 2002. Jeremy Javidi has co-managed the fund since August 2005. John S. Barrett has co-managed the fund since 2011.

For the 12-month period that ended December 31, 2011, the fund's Class 1 shares underperformed the Russell 2000 Value Index.† The fund's more economically sensitive bias detracted, as defensive sectors outperformed. Relative to the peer group, the fund's market capitalization bias hampered results. Its average market cap was in line with that of the Russell index, but smaller than many of its peers, which hurt as larger-cap stocks outperformed smaller-cap issues.

Shifting economic backdrop

The market was volatile in 2011 as skittish investors reacted quickly to the latest news and became increasingly risk-averse. Investors began the year with high hopes for an economic recovery. Stocks climbed, despite natural disasters in Japan, rising energy prices and mounting debt problems in Europe. However, as economic news proved lackluster, and job growth disappointing, concerns grew. By the summer, accelerating worries about a double-dip recession, wrangling in Washington over the federal deficit and expanding problems in Europe combined to trigger a steep and sustained downturn. Higher-risk sectors, including small-cap stocks, posted the sharpest losses. In August, the Federal Reserve Board confirmed plans to keep interest rates low for another year, following up in September with Operation Twist – a Treasury buyback program aimed at pushing down long-term interest rates to help stimulate lending. As the pace of U.S. economic growth began to pick up, fears of another recession faded and the market rallied sharply in October. Consumer confidence improved, despite no real increase in disposable income and a continued decline in household net worth. The labor markets added more than 1.6 million new in 2011, and the jobless rate fell to 8.5%. Headline inflation – which tracks a broad range of consumer expenditures, including food and energy – edged lower. Manufacturing activity, which slid in the third quarter, stabilized in late November and December. Housing, however, remained a weak spot. While home sales moved modestly higher over the year, home ownership declined and home prices continued to fall, weighed down by distressed sales. Most U.S. equity indexes recouped some of their earlier losses and finished the year not far from where they had started.

Gains from security selection

Stock picking aided the fund's performance relative to the index, as the fund remained focused on high quality, small-cap companies with strong balance sheets, good cash flows and attractive stock valuations. The biggest gains came from the health care, technology and consumer discretionary sectors. Within health care, managed care companies, including HealthSpring and Centene, did extremely well, as the outlook for the industry improved. HealthSpring, which was acquired at a handsome premium, was no longer in the portfolio at period end. Biotechnology company ViroPharma – which specializes in developing treatments for rare diseases – saw its stock price rally sharply, buoyed by expectations for a new product and a recent product extension. In technology, winners included semiconductor and semiconductor equipment companies, including Varian Semiconductor, which was bought out at a significant premium and gone from the portfolio by period end. Other strong performers included Monotype Imaging (0.3% of net assets), which benefited from the proliferation of mobile devices needing the digital fonts and text imaging technologies the company provides. InfoSpace (0.4% of net assets) – an online search company whose sites include dogpile.com – also helped, as the stock rallied in anticipation of a major restructuring. In consumer discretionary, Rent-A-Center (1.1% of net assets) stood out. The stock rallied as the company saw growing demand for the furnishings it rents to consumers lacking other financing alternatives, particularly from customers with slightly higher credit ratings.

Relative losses from sector allocations

Sector allocations hampered results versus the index. The fund was positioned throughout the year for moderate economic growth with overweights in technology, industrials and materials. However, these sectors were among the weaker performers in the Russell index, especially given lackluster growth and fears of a double-dip recession. The fund lost added ground from underweights in more defensive segments, including utilities and, within financials, real estate investment trusts, both of which were strong performers as historically low interest rates pushed investors toward dividend-yielding stocks. Stock selection within materials also was disappointing. Detractors included investments in industrials metals companies OM Group and Thompson Creek (0.8% and 0.4% of net assets, respectively), both of which fell sharply amid worries that demand would slow if the economy weakened.

Improving outlook

The fund ended the year with an economically sensitive bias, given expectations for moderate economic growth. We think stocks that are more tied to the economy will benefit not only from improving economic trends but also from valuations that seem quite attractive relative to more defensive stocks. In addition, prices on small-cap stocks generally are very discounted relative to their fundamentals, including such measures as earnings and revenues. Over the past year, we took advantage of market volatility, investing in banks as well as more economically sensitive areas, including industrials and technology. We also took the opportunity to upgrade the portfolio by adding to higher-quality stocks that had reached compelling valuations.

Past performance is no guarantee of future results.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. The price of the company's stock may not approach the value the manager has placed on it.

Holdings are disclosed as of December 31, 2011 and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

†  Please see "Performance Information" on the following page for a description of the index.

1

Performance Information

Columbia Variable Portfolio – Small Cap Value Fund / December 31, 2011

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC (the "Investment Manager") and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2011 (%)

	1-year	5-year	10-year
Class 1 (05/19/98)	-5.96	0.95	7.83
Class 2 (06/01/00)	-6.13	0.76	7.67
Russell 2000 Value Index[1]	-5.50	-1.87	6.40

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/10	12/31/11
Class 1	17.53	14.59
Class 2	17.49	14.54

Performance of a $10,000 investment, 01/01/02 – 12/31/11

Portfolio Breakdown1 (at December 31, 2011) (%)

Stocks

Consumer Discretionary	10.3
Consumer Staples	2.6
Energy	4.9
Financials	31.0
Health Care	8.6
Industrials	16.4
Information Technology	14.1
Materials	6.6
Telecommunication Services	1.6
Utilities	3.6
Exchange-Traded Funds	0.3

1 Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan).

The Fund's composition is subject to change.

The graph compares the results of a hypothetical $10,000 investment in Class 1 shares of the fund with the index. The returns for the index and Class 1 shares assume reinvestment of dividends and capital gains, if any. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

1  The Russell 2000 Value Index tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Fund Expense Example

Columbia Variable Portfolio – Small Cap Value Fund / December 31, 2011

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

07/01/11 – 12/31/11	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	909.80	1,020.66	4.21	4.46	0.88
Class 2	1,000.00	1,000.00	908.60	1,019.90	4.93	5.22	1.03

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio of Investments – Columbia Variable Portfolio – Small Cap Value Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 99.8%
CONSUMER DISCRETIONARY 10.4%
Diversified Consumer Services 0.7%
Lincoln Educational Services Corp.(a)	82,269	$649,925
Regis Corp.(a)	79,892	1,322,213
Total		1,972,138
Hotels, Restaurants & Leisure 1.5%
Benihana, Inc.(b)	86,177	881,590
Bob Evans Farms, Inc.	48,581	1,629,407
PF Chang's China Bistro, Inc.	33,400	1,032,394
Red Robin Gourmet Burgers, Inc.(b)	31,624	875,985
Total		4,419,376
Household Durables 0.9%
American Greetings Corp., Class A(a)	76,410	955,889
Cavco Industries, Inc.(b)	21,888	876,833
CSS Industries, Inc.	42,562	847,835
Total		2,680,557
Specialty Retail 5.9%
Aaron's, Inc.	51,580	1,376,155
Childrens Place Retail Stores, Inc. (The)(b)	32,747	1,739,521
Finish Line, Inc., Class A (The)	81,480	1,571,342
Foot Locker, Inc.	46,880	1,117,619
GameStop Corp., Class A(a)(b)	48,086	1,160,315
hhgregg, Inc.(a)(b)	83,025	1,199,711
Men's Wearhouse, Inc. (The)	56,891	1,843,837
OfficeMax, Inc.(b)	165,383	750,839
RadioShack Corp.(a)	128,470	1,247,444
Rent-A-Center, Inc.	85,946	3,180,002
Shoe Carnival, Inc.(a)(b)	36,020	925,714
Stage Stores, Inc.	66,443	922,893
Total		17,035,392
Textiles, Apparel & Luxury Goods 1.4%
Jones Group, Inc. (The)	152,510	1,608,980
Movado Group, Inc.(a)	66,695	1,211,848
Warnaco Group, Inc. (The)(b)	24,090	1,205,464
Total		4,026,292
TOTAL CONSUMER DISCRETIONARY		30,133,755
CONSUMER STAPLES 2.6%
Food & Staples Retailing 1.6%
Andersons, Inc. (The)	38,790	1,693,572
Ruddick Corp.	37,700	1,607,528
Spartan Stores, Inc.(a)	67,320	1,245,420
Total		4,546,520
Food Products 1.0%
Chiquita Brands International, Inc.(b)	126,680	1,056,511
Darling International, Inc.(b)	9,040	120,142
Fresh Del Monte Produce, Inc.(c)	68,749	1,719,412
Total		2,896,065
TOTAL CONSUMER STAPLES		7,442,585

Issuer	Shares	Value
Common Stocks (continued)
ENERGY 4.9%
Energy Equipment & Services 2.1%
Gulf Island Fabrication, Inc.	48,044	$1,403,365
Matrix Service Co.(b)	92,231	870,661
RPC, Inc.	8,840	161,330
Tetra Technologies, Inc.(b)	88,130	823,134
TGC Industries, Inc.(b)	124,719	890,494
Tidewater, Inc.	24,943	1,229,690
Union Drilling, Inc.(b)	128,792	803,662
Total		6,182,336
Oil, Gas & Consumable Fuels 2.8%
Bill Barrett Corp.(b)	41,090	1,399,936
Cloud Peak Energy, Inc.(b)	70,970	1,371,141
Forest Oil Corp.(b)	65,160	882,918
James River Coal Co.(a)(b)	84,590	585,363
Stone Energy Corp.(b)	47,482	1,252,575
Swift Energy Co.(b)	51,508	1,530,818
VAALCO Energy, Inc.(b)	176,060	1,063,402
Total		8,086,153
TOTAL ENERGY		14,268,489
FINANCIALS 31.0%
Capital Markets 2.1%
GFI Group, Inc.(a)	246,306	1,014,781
Greenhill & Co., Inc.(a)	2,999	109,074
INTL FCStone, Inc.(b)	64,332	1,516,305
Investment Technology Group, Inc.(b)	91,428	988,337
Knight Capital Group, Inc., Class A(b)	150,830	1,782,810
Medallion Financial Corp.	69,508	791,001
Total		6,202,308
Commercial Banks 9.0%
Ameris Bancorp(b)	116,568	1,198,319
BancFirst Corp.(a)	31,054	1,165,767
BancTrust Financial Group, Inc.(b)	38,237	47,414
BOK Financial Corp.	12,990	713,541
Bryn Mawr Bank Corp.	61,581	1,200,214
Chemical Financial Corp.	74,559	1,589,598
Columbia Banking System, Inc.	86,708	1,670,863
Community Trust Bancorp, Inc.	49,629	1,460,085
First Citizens BancShares Inc., Class A	7,958	1,392,570
First Commonwealth Financial Corp.(a)	313,238	1,647,632
First Financial Corp.	55,238	1,838,321
First National Bank of Alaska	417	651,562
FirstMerit Corp.	141,000	2,133,330
Glacier Bancorp, Inc.(a)	109,690	1,319,571
Hancock Holding Co.	72,444	2,316,035
Investors Bancorp, Inc.(b)	82,973	1,118,476
Merchants Bancshares, Inc.	45,073	1,316,132
Northrim BanCorp, Inc.	57,229	1,002,080
West Coast Bancorp(a)(b)	57,052	890,011
Wintrust Financial Corp.	60,547	1,698,343
Total		26,369,864

The Accompanying Notes to Financial Statements are an integral part of this statement.

4

Columbia Variable Portfolio – Small Cap Value Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS (cont.)
Consumer Finance 0.6%
Cash America International, Inc.	38,469	$1,793,809
Diversified Financial Services 0.2%
Pico Holdings, Inc.(b)	24,596	506,186
Insurance 8.0%
Allied World Assurance Co. Holdings AG(c)	21,050	1,324,676
American Safety Insurance Holdings Ltd.(b)	64,116	1,394,523
Argo Group International Holdings Ltd.(c)	56,070	1,623,787
Baldwin & Lyons, Inc., Class B	49,285	1,074,413
eHealth, Inc.(b)	96,613	1,420,211
EMC Insurance Group, Inc.	54,194	1,114,771
Endurance Specialty Holdings Ltd.(c)	31,260	1,195,695
FBL Financial Group, Inc., Class A	43,896	1,493,342
Global Indemnity PLC(b)	85,516	1,695,782
Hanover Insurance Group, Inc. (The)	37,710	1,317,964
Horace Mann Educators Corp.	96,458	1,322,439
National Western Life Insurance Co., Class A	5,948	809,880
Navigators Group, Inc. (The)(a)(b)	30,670	1,462,346
Old Republic International Corp.	82,840	767,927
Safety Insurance Group, Inc.(a)	38,436	1,555,889
Stewart Information Services Corp.(a)	69,960	808,038
Symetra Financial Corp.	119,395	1,082,913
United Fire & Casualty Co.(a)	89,572	1,807,563
Total		23,272,159
Real Estate Investment Trusts (REITs) 5.9%
Chesapeake Lodging Trust(a)	109,553	1,693,689
Corporate Office Properties Trust	49,150	1,044,929
Cousins Properties, Inc.	227,260	1,456,737
DiamondRock Hospitality Co.	223,372	2,153,306
Franklin Street Properties Corp.	79,495	790,975
Getty Realty Corp.	35,358	493,244
National Health Investors, Inc.	26,497	1,165,338
Potlatch Corp.	55,499	1,726,574
Starwood Property Trust, Inc.	119,449	2,211,001
Sunstone Hotel Investors, Inc.(b)	262,998	2,143,434
Terreno Realty Corp.	84,075	1,272,895
Urstadt Biddle Properties, Inc., Class A(a)	53,783	972,397
Total		17,124,519
Real Estate Management & Development 0.1%
Avatar Holdings, Inc.(b)	48,708	349,723
Thrifts & Mortgage Finance 5.1%
Bank Mutual Corp.	246,619	784,248
BankFinancial Corp.	157,578	869,831
Beneficial Mutual Bancorp, Inc.(b)	167,645	1,401,512
Brookline Bancorp, Inc.(a)	173,262	1,462,331
Clifton Savings Bancorp, Inc.	90,893	843,487
ESSA Bancorp, Inc.	76,240	798,233
Home Federal Bancorp, Inc.	125,830	1,308,632
MGIC Investment Corp.(a)(b)	356,498	1,329,737
Northfield Bancorp, Inc.(a)	59,898	848,156
Provident New York Bancorp	118,200	784,848
TrustCo Bank Corp.	158,508	889,230
United Financial Bancorp, Inc.	60,132	967,524

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS (cont.)
Thrifts & Mortgage Finance (continued)
Washington Federal, Inc.	99,130	$1,386,829
Westfield Financial, Inc.(a)	151,077	1,111,927
Total		14,786,525
TOTAL FINANCIALS		90,405,093
HEALTH CARE 8.6%
Health Care Equipment & Supplies 2.9%
Analogic Corp.	17,560	1,006,539
Angiodynamics, Inc.(b)	66,525	985,235
Cantel Medical Corp.	49,937	1,394,741
ICU Medical, Inc.(b)	27,631	1,243,395
Kensey Nash Corp.(b)	36,867	707,478
Medical Action Industries, Inc.(b)	100,740	526,870
Orthofix International NV(b)	24,877	876,417
Quidel Corp.(a)(b)	58,853	890,446
Symmetry Medical, Inc.(b)	95,283	761,311
Total		8,392,432
Health Care Providers & Services 3.7%
Amsurg Corp.(b)	59,721	1,555,135
Centene Corp.(b)	45,650	1,807,283
Lincare Holdings, Inc.	40,780	1,048,454
Magellan Health Services, Inc.(b)	32,410	1,603,323
Medcath Corp.	98,550	718,429
Molina Healthcare, Inc.(b)	53,270	1,189,519
Owens & Minor, Inc.	41,115	1,142,586
Triple-S Management Corp., Class B(b)(c)	43,374	868,347
U.S. Physical Therapy, Inc.(a)	42,045	827,446
Total		10,760,522
Pharmaceuticals 2.0%
Impax Laboratories, Inc.(b)	63,930	1,289,468
Medicis Pharmaceutical Corp., Class A	37,100	1,233,575
Par Pharmaceutical Companies, Inc.(b)	41,550	1,359,932
Viropharma, Inc.(b)	76,260	2,088,761
Total		5,971,736
TOTAL HEALTH CARE		25,124,690
INDUSTRIALS 16.4%
Aerospace & Defense 1.4%
AAR Corp.(a)	48,575	931,183
Ceradyne, Inc.(b)	55,116	1,476,007
Curtiss-Wright Corp.	50,440	1,782,045
Total		4,189,235
Building Products 0.4%
Universal Forest Products, Inc.	38,385	1,184,945
Commercial Services & Supplies 2.3%
ABM Industries, Inc.(a)	60,950	1,256,789
Consolidated Graphics, Inc.(a)(b)	23,369	1,128,255
Ennis, Inc.	54,092	721,047
G&K Services, Inc., Class A(a)	25,336	737,531
Unifirst Corp.	24,880	1,411,691
United Stationers, Inc.	45,450	1,479,852
Total		6,735,165

The Accompanying Notes to Financial Statements are an integral part of this statement.

5

Columbia Variable Portfolio – Small Cap Value Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS (cont.)
Construction & Engineering 2.5%
Comfort Systems U.S.A., Inc.(a)	77,288	$828,527
Dycom Industries, Inc.(b)	85,710	1,793,053
EMCOR Group, Inc.	69,345	1,859,139
Great Lakes Dredge & Dock Corp.	11,978	66,598
KHD Humboldt Wedag International AG(a)(b)(c)	63,585	411,475
Layne Christensen Co.(a)(b)	37,956	918,535
Pike Electric Corp.(b)	103,081	741,152
Sterling Construction Co., Inc.(b)	59,376	639,480
Total		7,257,959
Electrical Equipment 1.7%
Belden, Inc.	39,397	1,311,132
Brady Corp., Class A	48,630	1,535,249
GrafTech International Ltd.(b)	98,689	1,347,105
Powell Industries, Inc.(a)(b)	27,307	854,163
Total		5,047,649
Machinery 4.5%
Astec Industries, Inc.(b)	34,949	1,125,707
Briggs & Stratton Corp.	72,881	1,128,927
CIRCOR International, Inc.	32,180	1,136,276
EnPro Industries, Inc.(b)	40,688	1,341,890
FreightCar America, Inc.(a)(b)	39,380	825,011
Harsco Corp.	36,974	760,925
ITT Corp.	12,160	235,053
Kadant, Inc.(a)(b)	57,490	1,299,849
LB Foster Co., Class A(a)	38,762	1,096,577
Mueller Industries, Inc.	46,801	1,798,094
Robbins & Myers, Inc.	47,362	2,299,425
Total		13,047,734
Marine 0.2%
Diana Shipping, Inc.(b)	92,940	695,191
Professional Services 1.0%
FTI Consulting, Inc.(a)(b)	41,300	1,751,946
Korn/Ferry International(b)	60,584	1,033,563
Total		2,785,509
Road & Rail 1.5%
Heartland Express, Inc.	58,443	835,150
Ryder System, Inc.	23,970	1,273,766
Werner Enterprises, Inc.	86,378	2,081,710
Total		4,190,626
Trading Companies & Distributors 0.9%
Applied Industrial Technologies, Inc.	38,898	1,368,043
Kaman Corp.	45,811	1,251,556
Total		2,619,599
TOTAL INDUSTRIALS		47,753,612
INFORMATION TECHNOLOGY 14.1%
Communications Equipment 1.4%
Anaren, Inc.(a)(b)	47,912	796,297
Bel Fuse, Inc., Class B	34,578	648,338
Black Box Corp.	36,819	1,032,405
Symmetricom, Inc.(b)	138,018	743,917
Tellabs, Inc.	218,520	882,821
Total		4,103,778

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY (cont.)
Computers & Peripherals 0.3%
QLogic Corp.(b)	61,740	$926,100
Electronic Equipment, Instruments & Components 2.6%
Anixter International, Inc.(b)	26,307	1,568,949
Benchmark Electronics, Inc.(b)	90,731	1,222,147
Electro Scientific Industries, Inc.(b)	58,425	845,994
Littelfuse, Inc.	29,710	1,276,936
Methode Electronics, Inc.(a)	68,686	569,407
MTS Systems Corp.	27,209	1,108,767
Nam Tai Electronics, Inc.(c)	182,234	967,662
Total		7,559,862
Internet Software & Services 1.4%
InfoSpace, Inc.(a)(b)	106,145	1,166,534
j2 Global, Inc.	34,696	976,345
United Online, Inc.	178,300	969,952
ValueClick, Inc.(b)	62,290	1,014,704
Total		4,127,535
IT Services 3.0%
Acxiom Corp.(b)	109,995	1,343,039
CACI International, Inc., Class A(a)(b)	31,483	1,760,529
Convergys Corp.(b)	125,167	1,598,383
CSG Systems International, Inc.(b)	59,409	873,907
Global Cash Access Holdings, Inc.(b)	211,694	942,038
MoneyGram International, Inc.(b)	68,775	1,220,756
TeleTech Holdings, Inc.(a)(b)	56,190	910,278
Total		8,648,930
Semiconductors & Semiconductor Equipment 4.2%
Amkor Technology, Inc.(a)(b)	184,308	803,583
ATMI, Inc.(b)	55,575	1,113,167
Cabot Microelectronics Corp.(b)	32,490	1,535,152
Cymer, Inc.(b)	28,700	1,428,112
Entegris, Inc.(b)	187,750	1,638,119
Integrated Device Technology, Inc.(b)	155,300	847,938
MKS Instruments, Inc.	60,490	1,682,832
Novellus Systems, Inc.(b)	14,431	595,856
Teradyne, Inc.(b)	75,240	1,025,521
Tessera Technologies, Inc.(b)	84,737	1,419,345
Total		12,089,625
Software 1.2%
Compuware Corp.(b)	98,630	820,602
Monotype Imaging Holdings, Inc.(b)	57,844	901,788
Parametric Technology Corp.(b)	44,333	809,520
Progress Software Corp.(b)	54,521	1,054,981
Total		3,586,891
TOTAL INFORMATION TECHNOLOGY		41,042,721
MATERIALS 6.6%
Chemicals 3.4%
Cabot Corp.	23,250	747,255
Chemtura Corp.(b)	91,200	1,034,208
Cytec Industries, Inc.	21,700	968,905
Ferro Corp.(b)	193,350	945,481
H.B. Fuller Co.	88,045	2,034,720

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Variable Portfolio – Small Cap Value Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
MATERIALS (cont.)
Chemicals (continued)
Minerals Technologies, Inc.	28,730	$1,624,107
OM Group, Inc.(b)	110,389	2,471,610
Total		9,826,286
Containers & Packaging 1.5%
Greif, Inc., Class A	54,251	2,471,133
Greif, Inc., Class B	17,514	789,006
Packaging Corp. of America	40,536	1,023,128
Total		4,283,267
Metals & Mining 1.3%
Olympic Steel, Inc.	46,096	1,074,959
Thompson Creek Metals Co., Inc.(b)	187,020	1,301,659
Worthington Industries, Inc.	85,000	1,392,300
Total		3,768,918
Paper & Forest Products 0.4%
Wausau Paper Corp.(a)	150,857	1,246,079
TOTAL MATERIALS		19,124,550
TELECOMMUNICATION SERVICES 1.6%
Diversified Telecommunication Services 1.1%
Cbeyond, Inc.(b)	119,983	961,064
Lumos Networks Corp.	37,791	579,714
Neutral Tandem, Inc.(b)	93,360	998,018
Warwick Valley Telephone Co.	60,534	798,444
Total		3,337,240
Wireless Telecommunication Services 0.5%
NTELOS Holdings Corp.	39,491	804,826
Shenandoah Telecommunications Co.	60,870	637,918
Total		1,442,744
TOTAL TELECOMMUNICATION SERVICES		4,779,984
UTILITIES 3.6%
Electric Utilities 2.0%
Allete, Inc.	47,229	1,982,674
IDACORP, Inc.	48,390	2,052,220
MGE Energy, Inc.	37,307	1,744,848
Total		5,779,742
Gas Utilities 1.2%
Laclede Group, Inc. (The)(a)	36,811	1,489,741
Southwest Gas Corp.	50,071	2,127,517
Total		3,617,258
Multi-Utilities 0.4%
CH Energy Group, Inc.(a)	18,125	1,058,137
TOTAL UTILITIES		10,455,137
Total Common Stocks (Cost: $313,676,011)		$290,530,616

Issuer	Shares	Value
Exchange-Traded Funds 0.3%
iShares Russell 2000 Value	13,340	$875,638
Total Exchange-Traded Funds (Cost: $820,944)		$875,638

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 3.8%
Repurchase Agreements 3.8%
Nomura Securities dated 12/30/11, matures 01/03/12, repurchase price $5,000,056(d)	0.100%	5,000,000	$5,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $1,000,016,(d)	0.140%	1,000,000	1,000,000
RBS Securities, Inc. dated 12/30/11, matures 01/03/12, repurchase price $5,050,087(d)	0.080%	5,050,043	5,050,043
Total			11,050,043
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $11,050,043)			$11,050,043
Total Investments (Cost: $325,546,998)			$302,456,297
Other Assets & Liabilities, Net			(11,225,810)
Net Assets			$291,230,487

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Variable Portfolio – Small Cap Value Fund

December 31, 2011

Notes to Portfolio of Investments

(a)  At December 31, 2011, security was partially or fully on loan.

(b)  Non-income producing.

(c)  Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $8,111,054 or 2.78% of net assets.

(d)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Nomura Securities (0.100%)

Security Description	Value
Fannie Mae Pool	$2,525,784
Ginnie Mae I Pool	1,251,535
Ginnie Mae II Pool	1,322,681
Total Market Value of Collateral Securities	$5,100,000

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$259,341
Fannie Mae REMICS	94,560
Fannie Mae Whole Loan	313
Fannie Mae-Aces	1,148
Federal Farm Credit Bank	8,808
Federal Home Loan Banks	9,933
Federal Home Loan Mortgage Corp	7,909
Federal National Mortgage Association	16,409
Freddie Mac Gold Pool	111,416
Freddie Mac Non Gold Pool	33,416
Freddie Mac Reference REMIC	3
Freddie Mac REMICS	75,430
Ginnie Mae I Pool	129,760
Ginnie Mae II Pool	173,841
Government National Mortgage Association	42,663
United States Treasury Bill	1,606
United States Treasury Note/Bond	52,140
United States Treasury Strip Coupon	1,304
Total Market Value of Collateral Securities	$1,020,000

RBS Securities, Inc. (0.080%)

Security Description	Value
Fannie Mae Pool	$5,151,049
Total Market Value of Collateral Securities	$5,151,049

Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$16,116,604	$(16,116,604)	$—	$—	$688	$—

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Variable Portfolio – Small Cap Value Fund

December 31, 2011

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Variable Portfolio – Small Cap Value Fund

December 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$30,133,755	$—	$—	$30,133,755
Consumer Staples	7,442,585	—	—	7,442,585
Energy	14,268,489	—	—	14,268,489
Financials	90,405,093	—	—	90,405,093
Health Care	25,124,690	—	—	25,124,690
Industrials	47,342,137	411,475	—	47,753,612
Information Technology	41,042,721	—	—	41,042,721
Materials	19,124,550	—	—	19,124,550
Telecommunication Services	4,779,984	—	—	4,779,984
Utilities	10,455,137	—	—	10,455,137
Total Equity Securities	290,119,141	411,475	—	290,530,616
Other
Exchange-Traded Funds	875,638	—	—	875,638
Investments of Cash Collateral Received for Securities on Loan	—	11,050,043	—	11,050,043
Total Other	875,638	11,050,043	—	11,925,681
Total	$290,994,779	$11,461,518	$—	$302,456,297

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities – Columbia Variable Portfolio – Small Cap Value Fund

December 31, 2011

Assets
Investments, at value*
(identified cost $314,496,955)	$291,406,254
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $11,050,043)	11,050,043
Total investments (identified cost $325,546,998)	302,456,297
Receivable for:
Investments sold	415,074
Capital shares sold	141,405
Dividends	382,544
Interest	5,883
Expense reimbursement due from Investment Manager	11,309
Prepaid expense	2,721
Trustees' deferred compensation plan	38,061
Total assets	303,453,294
Liabilities
Disbursements in excess of cash	246,560
Due upon return of securities on loan	11,050,043
Payable for:
Investments purchased	338,307
Capital shares purchased	202,419
Investment management fees	188,978
Distribution and service fees	54,417
Transfer agent fees	14,352
Administration fees	19,137
Compensation board members	326
Chief compliance officer expenses	163
Other expenses	70,044
Trustees' deferred compensation plan	38,061
Total liabilities	12,222,807
Net assets applicable to outstanding capital stock	$291,230,487

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Assets and Liabilities (continued) – Columbia Variable Portfolio – Small Cap Value Fund

December 31, 2011

Represented by
Paid-in capital	$299,092,459
Undistributed net investment income	1,454,759
Accumulated net realized gain	13,773,970
Unrealized appreciation (depreciation) on:
Investments	(23,090,701)
Total — representing net assets applicable to outstanding capital stock	$291,230,487
*Value of securities on loan	$10,754,938
Net assets applicable to outstanding shares
Class 1	$25,058,283
Class 2	$266,172,204
Shares outstanding
Class 1	1,717,992
Class 2	18,305,412
Net asset value per share
Class 1	$14.59
Class 2	$14.54

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Operations – Columbia Variable Portfolio – Small Cap Value Fund

Year ended December 31, 2011

Net investment income
Income:
Dividends	$5,014,682
Interest	113
Dividends from affiliates	688
Income from securities lending — net	74,923
Foreign taxes withheld	(2,553)
Total income	5,087,853
Expenses:
Investment management fees	2,421,699
Distribution fees
Class 2	693,759
Transfer agent fees
Class 1	16,551
Class 2	166,501
Administration fees	157,695
Compensation of board members	24,328
Pricing and bookkeeping fees	51,588
Custodian fees	26,960
Printing and postage fees	67,707
Professional fees	43,266
Interest expense	857
Chief compliance officer expenses	615
Other	13,566
Total expenses	3,685,092
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(229,695)
Fees waived by distributor — Class 2	(278,271)
Total net expenses	3,177,126
Net investment income	1,910,727
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	18,218,035
Foreign currency transactions	(6)
Net realized gain	18,218,029
Net change in unrealized appreciation (depreciation) on:
Investments	(38,777,364)
Net change in unrealized depreciation	(38,777,364)
Net realized and unrealized loss	(20,559,335)
Net decrease in net assets from operations	$(18,648,608)

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Changes in Net Assets – Columbia Variable Portfolio – Small Cap Value Fund

	Year ended December 31, 2011	Year ended December 31, 2010
Operations
Net investment income	$1,910,727	$2,223,373
Net realized gain	18,218,029	58,720,093
Net change in unrealized appreciation (depreciation)	(38,777,364)	22,272,693
Net increase (decrease) in net assets resulting from operations	(18,648,608)	83,216,159
Distributions to shareholders from:
Net investment income
Class 1	(273,258)	(312,593)
Class 2	(2,467,512)	(4,303,306)
Net realized gains
Class 1	(2,997,112)	—
Class 2	(30,090,661)	—
Total distributions to shareholders	(35,828,543)	(4,615,899)
Increase (decrease) in net assets from share transactions	22,578,988	(215,355,808)
Total decrease in net assets	(31,898,163)	(136,755,548)
Net assets at beginning of year	323,128,650	459,884,198
Net assets at end of year	$291,230,487	$323,128,650
Undistributed net investment income	$1,454,759	$1,741,529

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class 1 shares
Subscriptions	189,593	2,913,927	351,690	5,523,731
Distributions reinvested	210,043	3,270,370	21,119	312,593
Redemptions	(366,352)	(5,753,027)	(367,655)	(5,543,723)
Net increase	33,284	431,270	5,154	292,601
Class 2 shares
Subscriptions	2,086,024	32,820,780	2,728,284	41,350,732
Distributions reinvested	2,096,470	32,558,173	290,602	4,303,306
Redemptions	(2,665,419)	(43,231,235)	(17,452,795)	(261,302,447)
Net increase (decrease)	1,517,075	22,147,718	(14,433,909)	(215,648,409)
Total net increase (decrease)	1,550,359	22,578,988	(14,428,755)	(215,355,808)

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Financial Highlights – Columbia Variable Portfolio – Small Cap Value Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
	2011		2010		2009		2008		2007
Class 1
Per share data
Net asset value, beginning of period	$17.53		$14.01		$11.35		$18.08		$20.67
Income from investment operations:
Net investment income	0.12		0.13		0.12		0.17		0.13
Net realized and unrealized gain (loss)	(1.04)		3.58		2.70		(4.79)		(0.38)
Total from investment operations	(0.92)		3.71		2.82		(4.62)		(0.25)
Less distributions to shareholders from:
Net investment income	(0.17)		(0.19)		(0.14)		(0.12)		(0.10)
Net realized gains	(1.85)		—		(0.02)		(1.99)		(2.24)
Total distributions to shareholders	(2.02)		(0.19)		(0.16)		(2.11)		(2.34)
Net asset value, end of period	$14.59		$17.53		$14.01		$11.35		$18.08
Total return	(5.96%)		26.75%		25.16%		(28.02%)		(2.36%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.98	%(b)	0.93	%(b)	0.92%		0.89	%(b)	0.89	%(b)
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	0.90	%(b)	0.93	%(b)(d)(e)	0.92	%(d)	0.89	%(b)(d)	0.89	%(b)(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.98%		0.93%		0.92%		0.89%		0.89%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	0.90%		0.93	%(d)	0.92	%(d)	0.89	%(d)	0.89	%(d)
Net investment income	0.76%		0.85	%(d)	0.99	%(d)	1.16	%(d)	0.63	%(d)
Supplemental data
Net assets, end of period (in thousands)	$25,058		$29,529		$23,538		$19,357		$10,598
Portfolio turnover	32%		39%		43%		48%		51%
Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Includes interest expense which rounds to less than 0.01%.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  The Investment Manager reimbursed interest expense which had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights (continued) – Columbia Variable Portfolio – Small Cap Value Fund

	Year ended Dec. 31,
	2011		2010		2009		2008		2007
Class 2
Per share data
Net asset value, beginning of period	$17.49		$13.98		$11.31		$18.01		$20.61
Income from investment operations:
Net investment income	0.10		0.09		0.10		0.13		0.09
Net realized and unrealized gain (loss)	(1.04)		3.58		2.70		(4.77)		(0.39)
Total from investment operations	(0.94)		3.67		2.80		(4.64)		(0.30)
Less distributions to shareholders from:
Net investment income	(0.16)		(0.16)		(0.11)		(0.07)		(0.06)
Net realized gains	(1.85)		—		(0.02)		(1.99)		(2.24)
Total distributions to shareholders	(2.01)		(0.16)		(0.13)		(2.06)		(2.30)
Net asset value, end of period	$14.54		$17.49		$13.98		$11.31		$18.01
Total return	(6.13%)		26.46%		25.00%		(28.15%)		(2.58%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.23	%(b)	1.18	%(b)	1.17%		1.14	%(b)	1.14	%(b)
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	1.05	%(b)	1.10	%(b)(d)(e)	1.10	%(d)	1.10	%(b)(d)	1.10	%(b)(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.23%		1.18%		1.17%		1.14%		1.14%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	1.05%		1.10	%(d)	1.10	%(d)	1.10	%(d)	1.10	%(d)
Net investment income	0.61%		0.61	%(d)	0.81	%(d)	0.83	%(d)	0.44	%(d)
Supplemental data
Net assets, end of period (in thousands)	$266,172		$293,600		$436,346		$314,060		$467,568
Portfolio turnover	32%		39%		43%		48%		51%
Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Includes interest expense which rounds to less than 0.01%.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  The Investment Manager reimbursed interest expense which had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Notes to Financial Statements

Columbia Variable Portfolio – Small Cap Value Fund / December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – Small Cap Value Fund (the Fund), formerly known as Columbia Small Cap Value Fund, Variable Series, a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On May 2, 2011, Columbia Small Cap Value Fund, Variable Series was renamed Columbia Variable Portfolio – Small Cap Value Fund.

Fund Shares—The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and/or variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors (collectively, Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure. On May 2, 2011, Class A and Class B shares of the Fund were renamed Class 1 and Class 2 shares, respectively.

Note 2. Summary of Significant Accounting Policies

Use of Estimates—The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation—The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses)

17

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Small Cap Value Fund / December 31, 2011

arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition—Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications—Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement—Fair Value Measurements and Disclosures—In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair

18

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Small Cap Value Fund / December 31, 2011

value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees—Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective May 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. Prior to May 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.80% to 0.70% as the Fund's net assets increased. The effective management fee rate for the year ended December 31, 2011 was 0.79% of the Fund's average daily net assets.

Administration Fees—Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective May 1, 2011, the Fund pays the Fund Administrator an annual fee rate for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. Prior to May 1, 2011, the Investment Manager did not receive a fee for its services under the Administration Services Agreement. The effective administration fee rate for the year ended December 31, 2011 was 0.05% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members—Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer—The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fee—Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the average daily net assets attributable to Class 1 and Class 2 shares of the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

Distribution Fees—The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates—Effective May 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses

19

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Small Cap Value Fund / December 31, 2011

(excluding certain fees and expenses described below), through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.88%
Class 2	1.03

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to May 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.95% of the Fund's average daily net assets on an annualized basis.

In addition, the Distributor has voluntarily agreed to reimburse the Class 2 distribution fee in excess of 0.15% if the total annual Fund operating expenses applicable to Class 2 shares, including distribution fees, exceed the annual rate of 1.03% of the average daily net assets attributable to Class 2 shares. This arrangement may be modified or terminated by the Distributor at any time. Prior to May 1, 2011, the Distributor voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% if the total annual Fund operating expenses applicable to Class B shares, including distribution fees, exceeded the annual rate of 1.10% of the average daily net assets attributable to Class B shares.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended December 31, 2011, these differences are primarily due to differing treatments for foreign currency transactions, deferred trustees expense, passive foreign investment company (PFIC) holdings and deferral/reversal of wash sales. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$543,273
Accumulated net realized gain	(543,279)
Paid-in capital	6

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended December 31,
	2011	2010
Ordinary income	$3,731,475	$4,615,899
Long-term capital gains	32,097,068	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,195,229
Undistributed long-term capital gains	12,289,022
Unrealized depreciation	$(23,311,223)

At December 31, 2011, the cost of investments for federal income tax purposes was $325,767,520 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$25,593,361
Unrealized depreciation	$(48,904,584)
Net unrealized depreciation	$(23,311,223)

For the year ended December 31, 2011, $3,484,391 of capital loss carryforwards was utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable

20

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Small Cap Value Fund / December 31, 2011

years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $98,787,672 and $111,066,348, respectively, for the year ended December 31, 2011.

Note 6. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At December 31, 2011, securities valued at $10,754,938 were on loan, secured by cash collateral of $11,050,043 (which does not reflect calls for collateral made to borrowers by JPMorgan at period) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period January 1, 2011 through July 10, 2011, there were no custody credits.

Note 8. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

21

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Small Cap Value Fund / December 31, 2011

Note 9. Shareholder Concentration

At December 31, 2011 three unaffiliated shareholder accounts owned 86.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to July 11, 2011, the Fund and certain other funds managed by the Investment Manager participated in a committed, unsecured revolving credit facility provided by State Street. For the period June 27, 2011 through July 8, 2011, the collective borrowing amount of the credit facility was $100 million. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

For the year ended December 31, 2011, the average daily loan balance outstanding on days when borrowing existed was $1,725,000 at a weighted average interest rate of 1.49%.

Note 11. Significant Risks

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that that invests in a wider range of industries.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case

22

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Small Cap Value Fund / December 31, 2011

to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Variable Portfolio – Small Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio—Small Cap Value Fund (formerly Columbia Small Cap Value Fund, Variable Series) (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2012

24

Federal Income Tax Information (Unaudited)

Columbia Variable Portfolio – Small Cap Value Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended December 31, 2011, $13,008,498, or, if subsequently determined to be different, the net capital gain of such year.

99.06% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2011, qualifies for the corporate dividends received deduction.

25

Fund Governance

Columbia Variable Portfolio – Small Cap Value Fund

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

26

Fund Governance (continued)

Columbia Variable Portfolio – Small Cap Value Fund

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees (continued)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

27

Fund Governance (continued)

Columbia Variable Portfolio – Small Cap Value Fund

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Linda J. Wondrack (Born 1964) 225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

28

Fund Governance (continued)

Columbia Variable Portfolio – Small Cap Value Fund

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Paul D. Pearson (born 1956) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Michael E. DeFao (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

29

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Important Information About This Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund is available only through variable annuity contracts and/or variable life insurance policies issued by participating insurance companies, qualified pension or retirement plans or other eligible investors. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Variable Portfolio – Small Cap Value Fund
P.O. Box 8081 Boston, MA 02266-8081

C-1501 A (02/12)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Variable Portfolio - Strategic Income Fund

Annual Report for the Period Ended December 31, 2011

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Variable Portfolio – Strategic Income Fund / December 31, 2011

Columbia Variable Portfolio – Strategic Income Fund seeks total return, consisting of current income and capital appreciation.

Colin J. Lundgren, CFA, Brian Lavin, CFA and Gene R. Tannuzzo, CFA have co-managed the fund since 2010.

Summary

For the 12-month period that ended December 31, 2011, the fund's Class 1 shares underperformed their primary benchmark, the Barclays Capital Government/Credit Bond Index1 but slightly outperformed the return of the blended benchmark,2 which consists of 35% Barclays Capital Aggregate Bond Index, 35% JPMorgan Global High Yield Index, 15% Citigroup Non-U.S. World Government Bond Index – Unhedged and 15% JPMorgan EMBI Global Diversified Index. Government bonds posted strong performance for the year as yields declined sharply. Credit-sensitive sectors of the market, such as mortgage-backed securities (MBS), corporate bonds and emerging market bonds, underperformed government debt as "spreads" – the difference in yield between government and comparable maturity non-government bonds – increased.

From volatile to positive, market environment evolves

After a tremendous spike in volatility in the third quarter, global bond markets ended the calendar year with solid performance. Surveys of manufacturing activity stabilized, following steady declines from March through September. After a weak first half, U.S. economic data improved in the fourth quarter, with jobless claims declining to the lowest levels since 2008. In addition, consumer confidence posted gains just in time for the holiday shopping season. Investor sentiment continues to be influenced by headlines regarding European sovereign debt. However, a recently introduced bank liquidity program from the European Central Bank appears to have calmed markets in the near term, helping avert funding pressures at year end.

Contributors and detractors

Interest-rate decisions contributed positively to performance as the yield curve – a graphic depiction of yields, from short term to long term – flattened in the third quarter. However, sector allocations produced mixed results. An overweight in high-yield bank loans added to performance, as bank loans outperformed other high-yield assets in the third quarter. An underweight in foreign developed-market bonds also added to performance as the U.S. dollar appreciated relative to foreign currencies. Security selection in the high-yield bond market and in the foreign developed and emerging markets also helped performance for the year. By contrast, underweight positions in U.S. government debt and MBS and an overweight in emerging market debt detracted from performance. Security selection in MBS and investment-grade corporate bonds also detracted modestly from performance.

Portfolio activity

Throughout the first half of the year, we reduced the fund's exposure to high-yield bonds and international developed-market bonds in favor of U.S. investment-grade assets, such as Treasury Inflation Protected Securities (TIPS) and MBS. However, after a volatile third quarter, we increased the fund's exposure to high-yield bonds to take advantage of more attractive valuations. From an interest-rate perspective, we favored long maturity bonds over shorter maturity notes at the beginning of the year. As interest rates moved lower, we reduced the fund's duration – a measure of interest-rate sensitivity – to help cushion the fund against rising rates in the future. The fund utilized a variety of derivative instruments to help manage duration and yield curve exposure, to hedge credit and currency exposure and to gain exposure to agency MBS.

Looking ahead

Financial markets underwent a material repricing in the second half of 2011 as global economic data slowed and Europe began to tip towards a recession. More recently, however, it appears that the global economy may be stabilizing, with the U.S. labor and housing markets showing some signs of improvement heading into 2012. While significant headwinds remain, including consumer deleveraging and sovereign debt concerns, we believe certain strong forces will help keep economic growth muddling along. Central banks continue to employ positive monetary policies and corporate balance sheets remain lean and flush with cash.

Given this outlook, the portfolio is overweight in investment-grade and high-yield corporate bonds and bank loans. With government balance sheets in the developed markets in disarray and yields at historical lows, the fund is underweight in government debt, specifically in the euro zone, Japan and the United States. The fund has zero exposure to sovereign debt issued by Portugal, Ireland, Italy, Greece and Spain. Government balance sheets in emerging markets are in much better shape than their developed market counterparts and the fund is overweight in emerging market bonds, with positions in local markets that, in our view, offer potential value. With interest rates near all-time lows, we have reduced the fund's duration to below that of the benchmark to protect against a potential rise in interest rates ahead.

Past performance is no guarantee of future results.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa. Investing in foreign fixed-income markets carries additional risks associated with foreign political and economic developments and changes in currency exchange rates.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Holdings are disclosed as of December 31, 2011, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Barclays Capital Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least one year.

2  The Blended Benchmark is a custom composite established by the fund's Advisor which consists of a 35% weighting of the Barclays Capital Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond Index – Unhedged and a 15% weighting of the JPMorgan EMBI Global Diversified Index. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the US dollar global high-yield corporate debt market, including domestic and international issues. The Citigroup Non-U.S. World Government Bond Index – Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million while excluding floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities. The JPMorgan Emerging Markets Bond Global Diversified ("EMBI Global") Index is a uniquely-weighted index that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign entities, including Brady bonds, Eurobonds and quasi-sovereign entities, while limiting exposure to any one country.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information

Columbia Variable Portfolio – Strategic Income Fund / December 31, 2011

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC (the "Investment Manager") and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2011 (%)

	1-year	5-year	10-year
Class 1 (07/05/94)	6.80	6.78	7.90
Class 2 (06/01/00)	6.56	6.56	7.67
Barclays Capital Government/ Credit Bond Index	8.74	6.55	5.85
Blended Benchmark	6.74	7.52	8.27

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/10	12/31/11
Class 1	8.83	8.73
Class 2	8.79	8.69

Performance of a $10,000 investment, 01/01/02 – 12/31/11

Quality breakdown as of 12/31/11 (%)

AAA	24.6
AA	2.3
A	4.0
BBB	15.6
BB	20.0
B	26.4
CCC	5.9
CC	0.1
D	0.0	*
Non-Rated	1.5
Other**	-0.4

*Rounds to less than 0.1%.

**Comprised of equity and currency holdings.

Bond ratings apply to the underlying holdings of the fund and not the fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's Investor Services, Standard & Poor's, and Fitch Ratings after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Non-Rated. The credit quality of the fund's investment does not remove market risk.

The graph compares the results of a hypothetical $10,000 investment in Class 1 shares of the fund with the indices. The returns for the indices and Class 1 shares assume reinvestment of dividends and capital gains, if any. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

Fund Expense Example

Columbia Variable Portfolio – Strategic Income Fund / December 31, 2011

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension or retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

07/01/11 – 12/31/11	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,021.10	1,022.16	2.94	2.94	0.58
Class 2	1,000.00	1,000.00	1,020.00	1,020.91	4.20	4.20	0.83

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Portfolio of Investments – Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) 50.9%
Aerospace & Defense 1.4%
ADS Tactical, Inc. Senior Secured(b)
04/01/18	11.000%	$2,920,000	$2,920,000
Bombardier, Inc. Senior Unsecured(b)(c)(d)
03/15/18	7.500%	1,200,000	1,284,000
Huntington Ingalls Industries, Inc.(b)
03/15/18	6.875%	1,334,000	1,307,320
03/15/21	7.125%	2,146,000	2,103,080
Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	3,374,000	3,458,350
Oshkosh Corp.
03/01/17	8.250%	651,000	677,040
03/01/20	8.500%	2,086,000	2,148,580
TransDigm, Inc.
12/15/18	7.750%	1,172,000	1,259,900
Total			15,158,270
Automotive 0.9%
Allison Transmission, Inc.(b)
05/15/19	7.125%	739,000	724,220
Chrysler Group LLC/Co-Issuer, Inc.(b) Senior Secured
06/15/21	8.250%	410,000	372,075
Chrysler Group LLC/Co-Issuer, Inc.(b)(d) Senior Secured
06/15/19	8.000%	469,000	427,962
Dana Holding Corp. Senior Unsecured
02/15/19	6.500%	295,000	297,950
02/15/21	6.750%	199,000	203,478
Delphi Corp.(b)(d)
05/15/19	5.875%	523,000	530,845
05/15/21	6.125%	349,000	357,725
Lear Corp.
03/15/18	7.875%	680,000	734,400
03/15/20	8.125%	2,980,000	3,248,200
TRW Automotive, Inc.(b)
12/01/17	8.875%	750,000	813,750
Tenneco, Inc.
08/15/18	7.750%	16,000	16,960
Visteon Corp.(b)
04/15/19	6.750%	1,984,000	1,934,400
Total			9,661,965
Banking 2.0%
BanColombia SA Senior Unsecured(c)
06/03/21	5.950%	1,200,000	1,204,500
Banco BMG SA Senior Notes(b)(c)
04/15/18	8.000%	1,000,000	850,344
Banco Cruzeiro do Sul SA Senior Unsecured(b)(c)
01/20/16	8.250%	1,200,000	816,626

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Banking (cont.)
Bank of America Corp. Senior Unsecured
05/13/21	5.000%	$4,750,000	$4,326,466
Citigroup, Inc. Senior Unsecured
01/15/15	6.010%	460,000	480,564
01/14/22	4.500%	30,000	28,743
Goldman Sachs Group, Inc. (The) Senior Unsecured
06/15/20	6.000%	1,815,000	1,859,217
JPMorgan Chase & Co. Senior Unsecured
03/01/16	3.450%	6,075,000	6,171,915
08/15/21	4.350%	825,000	833,173
Lloyds Banking Group PLC(b)(c)
11/29/49	6.267%	1,504,000	812,160
Morgan Stanley Senior Unsecured
07/28/21	5.500%	2,865,000	2,649,079
Santander U.S. Debt SAU Bank Guaranteed(b)(c)(d)
10/07/15	3.781%	1,000,000	913,686
Total			20,946,473
Brokerage 0.5%
E*Trade Financial Corp. Senior Unsecured PIK
11/30/17	12.500%	3,936,000	4,447,680
E*Trade Financial Corp.(d) Senior Unsecured
12/01/15	7.875%	875,000	879,375
Nuveen Investments, Inc.
11/15/15	10.500%	395,000	392,038
Total			5,719,093
Building Materials 0.8%
Building Materials Corp. of America Senior Notes(b)
05/01/21	6.750%	3,790,000	3,979,500
Gibraltar Industries, Inc.(e)
12/01/15	8.000%	1,750,000	1,750,000
Interface, Inc.
12/01/18	7.625%	595,000	629,213
Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	1,625,000	1,515,312
Nortek, Inc.(b)
12/01/18	10.000%	190,000	180,025
04/15/21	8.500%	1,198,000	1,012,310
Total			9,066,360
Chemicals 1.6%
CF Industries, Inc.
05/01/18	6.875%	735,000	841,575
05/01/20	7.125%	1,279,000	1,509,220
Celanese U.S. Holdings LLC
10/15/18	6.625%	8,000	8,500

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Chemicals (cont.)
Hexion U.S. Finance Corp./Nova Scotia ULC Secured
11/15/20	9.000%	$247,000	$203,775
Senior Secured
02/01/18	8.875%	1,853,000	1,737,187
Ineos Finance PLC Senior Secured(b)(c)
05/15/15	9.000%	1,877,000	1,905,155
JM Huber Corp. Senior Unsecured(b)
11/01/19	9.875%	1,175,000	1,201,438
LyondellBasell Industries NV(b)(c)
11/15/21	6.000%	3,235,000	3,356,312
MacDermid, Inc.(b)
04/15/17	9.500%	820,000	817,950
Momentive Performance Materials, Inc.
06/15/14	12.500%	730,000	773,800
Nalco Co.(b)
01/15/19	6.625%	1,465,000	1,695,738
Nova Chemicals Corp.(c) Senior Unsecured
11/01/16	8.375%	1,535,000	1,673,150
11/01/19	8.625%	84,000	92,610
Polypore International, Inc.
11/15/17	7.500%	1,025,000	1,060,875
Total			16,877,285
Construction Machinery 1.2%
CNH Capital LLC(b)
11/01/16	6.250%	1,635,000	1,684,050
Case New Holland, Inc.
12/01/17	7.875%	2,453,000	2,771,890
Columbus McKinnon Corp.
02/01/19	7.875%	381,000	395,764
Manitowoc Co., Inc. (The)
11/01/20	8.500%	60,000	63,225
Manitowoc Co., Inc. (The)(d)
02/15/18	9.500%	1,305,000	1,389,825
Neff Rental LLC/Finance Corp. Secured(b)
05/15/16	9.625%	1,534,000	1,357,590
RSC Equipment Rental, Inc./Holdings III LLC
02/01/21	8.250%	580,000	587,250
United Rentals North America, Inc.
12/15/19	9.250%	2,569,000	2,697,450
United Rentals North America, Inc.(d)
09/15/20	8.375%	1,612,000	1,571,700
Xerium Technologies, Inc.(b)
06/15/18	8.875%	920,000	832,600
Total			13,351,344
Consumer Cyclical Services 0.1%
Goodman Networks, Inc. Senior Secured(b)
07/01/18	12.125%	1,035,000	988,425

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Consumer Products 0.6%
Central Garden and Pet Co.
03/01/18	8.250%	$820,000	$805,650
Libbey Glass, Inc. Senior Secured
02/15/15	10.000%	851,000	910,570
Sealy Mattress Co.(d)
06/15/14	8.250%	1,435,000	1,420,650
Spectrum Brands Holdings, Inc. Senior Secured
06/15/18	9.500%	2,279,000	2,492,656
Spectrum Brands Holdings, Inc.(b) Senior Secured
06/15/18	9.500%	528,000	577,500
Visant Corp.(d)
10/01/17	10.000%	817,000	747,555
Total			6,954,581
Diversified Manufacturing 0.6%
Amsted Industries, Inc. Senior Notes(b)
03/15/18	8.125%	1,070,000	1,135,538
CPM Holdings, Inc. Senior Secured(e)
09/01/14	10.625%	928,000	988,320
Tomkins LLC/Inc. Secured(e)
10/01/18	9.000%	1,762,000	1,953,618
WireCo WorldGroup, Inc.(b)(e)
05/15/17	10.000%	2,422,000	2,437,137
Total			6,514,613
Electric 3.8%
AES Corp. (The) Senior Unsecured
10/15/17	8.000%	261,000	287,100
AES Corp. (The)(b) Senior Unsecured
07/01/21	7.375%	2,611,000	2,813,353
Atlantic Power Corp.(b)(c)
11/15/18	9.000%	1,620,000	1,620,559
Calpine Corp. Senior Secured(b)
02/15/21	7.500%	1,790,000	1,924,250
Consolidated Edison Co. of New York, Inc. Senior Unsecured
04/01/38	6.750%	255,000	357,065
DPL, Inc.(b) Senior Unsecured
10/15/16	6.500%	640,000	681,600
10/15/21	7.250%	373,000	402,840
Dominion Resources, Inc. Senior Unsecured
08/15/19	5.200%	1,795,000	2,072,135
08/01/41	4.900%	515,000	555,599
Duke Energy Corp. Senior Unsecured
09/15/14	3.950%	1,460,000	1,557,703
04/01/15	3.350%	4,600,000	4,849,058

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Electric (cont.)
Duke Energy Ohio, Inc. 1st Mortgage
04/01/19	5.450%	$1,696,000	$2,022,616
Energy Future Holdings Corp. Senior Secured(e)
01/15/20	10.000%	1,156,000	1,213,800
Energy Future Intermediate Holding Co. LLC/Finance, Inc. Senior Secured
12/01/20	10.000%	257,000	271,135
Florida Power Corp. 1st Mortgage
06/15/38	6.400%	530,000	718,893
GenOn Energy, Inc. Senior Unsecured(d)
10/15/18	9.500%	903,000	914,288
Ipalco Enterprises, Inc. Senior Secured(b)
04/01/16	7.250%	75,000	80,250
Midwest Generation LLC Pass-Through Certificates
01/02/16	8.560%	348,539	352,024
NRG Energy, Inc.(d)
01/15/17	7.375%	3,709,000	3,848,088
Nevada Power Co.
01/15/15	5.875%	2,055,000	2,304,904
05/15/18	6.500%	4,820,000	5,783,397
04/01/36	6.650%	30,000	40,194
Pacific Gas & Electric Co. Senior Unsecured(d)
10/01/20	3.500%	630,000	657,843
Sierra Pacific Power Co.
05/15/16	6.000%	1,395,000	1,618,289
TransAlta Corp. Senior Unsecured(c)
05/15/18	6.650%	2,670,000	3,087,764
Xcel Energy, Inc. Senior Unsecured
05/15/20	4.700%	525,000	591,687
Total			40,626,434
Entertainment 0.4%
AMC Entertainment, Inc.
06/01/19	8.750%	820,000	848,700
AMC Entertainment, Inc.(d)
12/01/20	9.750%	1,120,000	1,064,000
Regal Cinemas Corp.
07/15/19	8.625%	742,000	801,360
Six Flags, Inc.(b)(f)(g)(h)
06/01/14	9.625%	95,000	—
Speedway Motorsports, Inc.
06/01/16	8.750%	1,600,000	1,744,000
02/01/19	6.750%	32,000	32,320
Vail Resorts, Inc.
05/01/19	6.500%	287,000	292,740
Total			4,783,120

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Environmental 0.1%
Clean Harbors, Inc. Senior Secured
08/15/16	7.625%	$493,000	$523,813
Food and Beverage 1.1%
ConAgra Foods, Inc. Senior Unsecured
10/01/28	7.000%	440,000	505,584
Cott Beverages, Inc.
11/15/17	8.375%	135,000	145,631
09/01/18	8.125%	1,150,000	1,242,000
Darling International, Inc.
12/15/18	8.500%	950,000	1,054,500
Kraft Foods, Inc. Senior Unsecured
02/01/18	6.125%	5,685,000	6,663,741
MHP SA(b)(c)
04/29/15	10.250%	1,160,000	1,021,623
Pinnacle Foods Finance LLC/Corp.
04/01/15	9.250%	973,000	998,541
Total			11,631,620
Gaming 1.6%
Caesars Entertainment Operating Co., Inc. Senior Secured
06/01/17	11.250%	1,676,000	1,778,655
FireKeepers Development Authority Senior Secured(b)
05/01/15	13.875%	2,090,000	2,372,150
MGM Resorts International Senior Secured
03/15/20	9.000%	2,815,000	3,117,612
MGM Resorts International(d)
07/15/15	6.625%	425,000	403,750
Senior Unsecured
03/01/18	11.375%	2,001,000	2,201,100
Penn National Gaming, Inc. Senior Subordinated Notes
08/15/19	8.750%	1,540,000	1,674,750
Pinnacle Entertainment, Inc.
06/15/15	7.500%	199,000	197,010
ROC Finance LLC/Corp. Secured(b)
09/01/18	12.125%	1,534,000	1,614,535
Seminole Indian Tribe of Florida(b)
10/01/17	7.750%	1,663,000	1,729,520
10/01/20	7.804%	160,000	157,090
Senior Secured
10/01/20	6.535%	65,000	63,313
Seneca Gaming Corp.(b)
12/01/18	8.250%	1,340,000	1,309,850
Tunica-Biloxi Gaming Authority Senior Unsecured(b)
11/15/15	9.000%	972,000	972,000
Total			17,591,335

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Gas Pipelines 2.8%
El Paso Corp. Senior Unsecured
06/15/14	6.875%	$70,000	$76,178
06/01/18	7.250%	368,000	402,960
09/15/20	6.500%	2,968,000	3,242,540
01/15/32	7.750%	2,196,000	2,536,380
Enterprise Products Operating LLC
02/01/16	3.200%	1,250,000	1,294,100
02/15/42	5.700%	1,055,000	1,149,409
Kinder Morgan Energy Partners LP Senior Unsecured
01/15/38	6.950%	170,000	192,013
MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	1,698,000	1,774,410
Nisource Finance Corp.
09/15/17	5.250%	3,675,000	4,056,693
Plains All American Pipeline LP/Finance Corp.
05/01/19	8.750%	965,000	1,232,782
Regency Energy Partners LP/Finance Corp.
06/01/16	9.375%	580,000	638,000
12/01/18	6.875%	2,559,000	2,712,540
07/15/21	6.500%	1,813,000	1,885,520
Southern Natural Gas Co. Senior Unsecured(b)
04/01/17	5.900%	4,160,000	4,754,348
Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	1,785,000	1,816,237
TransCanada PipeLines Ltd. Senior Unsecured(c)
01/15/39	7.625%	320,000	461,515
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured(b)
08/15/41	5.400%	1,285,000	1,448,121
Total			29,673,746
Health Care 2.7%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	143,000	147,290
AMGH Merger Sub, Inc. Senior Secured(b)(d)
11/01/18	9.250%	818,000	842,540
American Renal Associates Holdings, Inc. Senior Unsecured
03/01/16	9.750%	289,196	294,257
American Renal Holdings Co., Inc. Senior Secured
05/15/18	8.375%	1,251,000	1,313,550
CHS/Community Health Systems, Inc.(b)(d)
11/15/19	8.000%	1,241,000	1,253,410
ConvaTec Healthcare E SA Senior Unsecured(b)(c)
12/15/18	10.500%	2,150,000	1,918,875
Emdeon, Inc.(b)
12/31/19	11.000%	1,275,000	1,333,969

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Health Care (cont.)
Fresenius Medical Care U.S. Finance, Inc.(b)
09/15/18	6.500%	$305,000	$319,488
HCA, Inc.
02/15/22	7.500%	1,000,000	1,022,500
Senior Secured
02/15/20	6.500%	2,019,000	2,094,712
02/15/20	7.875%	3,389,000	3,660,120
09/15/20	7.250%	1,306,000	1,377,830
Hanger Orthopedic Group, Inc.
11/15/18	7.125%	787,000	799,789
Health Management Associates, Inc. Senior Unsecured(b)
01/15/20	7.375%	1,980,000	2,059,200
Healthsouth Corp.(d)
09/15/22	7.750%	143,000	140,676
InVentiv Health, Inc.(b)
08/15/18	10.000%	1,768,000	1,591,200
Kinetic Concepts/KCI U.S.A., Inc.(b)
11/01/18	10.500%	852,000	834,960
LifePoint Hospitals, Inc.
10/01/20	6.625%	425,000	440,406
Multiplan, Inc.(b)
09/01/18	9.875%	1,856,000	1,934,880
Omnicare, Inc.
06/01/20	7.750%	740,000	794,575
Radnet Management, Inc.
04/01/18	10.375%	465,000	409,200
Rural/Metro Corp. Senior Unsecured(b)
07/15/19	10.125%	816,000	771,120
STHI Holding Corp. Secured(b)
03/15/18	8.000%	403,000	414,083
Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	2,615,000	2,595,387
02/01/19	7.750%	682,000	654,720
Total			29,018,737
Healthcare Insurance 0.1%
WellPoint, Inc. Senior Unsecured
02/15/19	7.000%	505,000	609,319
Home Construction 0.1%
Shea Homes LP/Funding Corp. Senior Secured(b)
05/15/19	8.625%	1,070,000	1,000,450
Independent Energy 4.2%
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	3,990,000	4,522,864
Antero Resources Finance Corp.
12/01/17	9.375%	73,000	78,840
Antero Resources Finance Corp.(b)
08/01/19	7.250%	105,000	107,625
Bill Barrett Corp.
10/01/19	7.625%	1,030,000	1,076,350

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Independent Energy (cont.)
Carrizo Oil & Gas, Inc.
10/15/18	8.625%	$2,256,000	$2,278,560
Carrizo Oil & Gas, Inc.(b)
10/15/18	8.625%	648,000	654,480
Chaparral Energy, Inc.
10/01/20	9.875%	441,000	476,280
09/01/21	8.250%	1,236,000	1,251,450
Chesapeake Energy Corp.
02/15/21	6.125%	2,441,000	2,508,127
Chesapeake Energy Corp.(d)
08/15/20	6.625%	3,398,000	3,627,365
Concho Resources, Inc.
01/15/21	7.000%	875,000	939,531
01/15/22	6.500%	1,430,000	1,494,350
Continental Resources, Inc.
10/01/19	8.250%	104,000	114,400
10/01/20	7.375%	6,000	6,540
04/01/21	7.125%	1,598,000	1,731,832
Forest Oil Corp.(d)
06/15/19	7.250%	1,946,000	1,984,920
Goodrich Petroleum Corp.(b)
03/15/19	8.875%	1,145,000	1,145,000
Hilcorp Energy I LP/Finance Co. Senior Notes(b)
02/15/20	8.000%	85,000	90,950
Kodiak Oil & Gas Corp.(b)(c)
12/01/19	8.125%	2,513,000	2,604,096
Laredo Petroleum, Inc.(b)
02/15/19	9.500%	2,975,000	3,153,500
MEG Energy Corp.(b)(c)
03/15/21	6.500%	1,185,000	1,211,663
National JSC Naftogaz of Ukraine Government Guaranteed(c)
09/30/14	9.500%	2,135,000	1,991,437
Newfield Exploration Co. Senior Subordinated Notes
04/15/16	6.625%	125,000	128,750
02/01/20	6.875%	70,000	74,900
Oasis Petroleum, Inc.
02/01/19	7.250%	1,990,000	2,059,650
11/01/21	6.500%	1,223,000	1,213,828
Petrohawk Energy Corp.
08/15/18	7.250%	1,521,000	1,711,125
06/01/19	6.250%	497,000	546,700
Pioneer Natural Resources Co. Senior Unsecured
01/15/20	7.500%	415,000	486,069
QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	1,145,000	1,233,738
Range Resources Corp.
05/01/18	7.250%	1,019,000	1,085,235
05/15/19	8.000%	485,000	540,775
06/01/21	5.750%	1,450,000	1,569,625
SM Energy Co. Senior Unsecured(b)
11/15/21	6.500%	621,000	639,630

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Independent Energy (cont.)
Southwestern Energy Co.
02/01/18	7.500%	$50,000	$57,625
WPX Energy, Inc. Senior Unsecured(b)
01/15/22	6.000%	1,064,000	1,089,270
Whiting Petroleum Corp.
10/01/18	6.500%	74,000	77,330
Total			45,564,410
Integrated Energy 0.2%
Lukoil International Finance BV(b)(c)
11/09/20	6.125%	1,200,000	1,178,880
Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%	600,000	679,936
Total			1,858,816
Lodging 0.1%
Starwood Hotels & Resorts Worldwide, Inc. Senior Unsecured
05/15/18	6.750%	1,022,000	1,154,860
Wyndham Worldwide Corp. Senior Unsecured
12/01/16	6.000%	35,000	37,744
Total			1,192,604
Media Cable 2.0%
CCO Holdings LLC/Capital Corp.
04/30/18	7.875%	1,000,000	1,067,500
04/30/20	8.125%	1,867,000	2,044,365
CCO Holdings LLC/Capital Corp.(d)
01/15/19	7.000%	650,000	677,625
CSC Holdings LLC Senior Unsecured(b)
11/15/21	6.750%	1,953,000	2,055,532
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b)
11/15/17	8.625%	3,541,000	3,753,460
Comcast Corp.
08/15/37	6.950%	1,135,000	1,444,070
DISH DBS Corp.
09/01/19	7.875%	2,212,000	2,499,560
06/01/21	6.750%	1,788,000	1,926,570
Insight Communications Co., Inc. Senior Unsecured(b)
07/15/18	9.375%	559,000	638,658
Quebecor Media, Inc. Senior Unsecured(c)
03/15/16	7.750%	4,022,000	4,132,605
Time Warner Cable, Inc.
05/01/17	5.850%	15,000	17,082
02/01/20	5.000%	14,000	15,337
UPCB Finance V Ltd. Senior Secured(b)(c)
11/15/21	7.250%	921,000	932,228
Total			21,204,592

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Media Non-Cable 3.1%
AMC Networks, Inc.(b)
07/15/21	7.750%	$2,826,000	$3,073,275
Clear Channel Communications, Inc. Senior Secured
03/01/21	9.000%	706,000	594,805
Clear Channel Worldwide Holdings, Inc.
12/15/17	9.250%	2,825,000	3,051,000
Cumulus Media, Inc.(b)
05/01/19	7.750%	787,000	696,495
EH Holding Corp.(b)
06/15/21	7.625%	605,000	635,250
EH Holding Corp.(b)(d) Senior Secured
06/15/19	6.500%	2,203,000	2,296,627
Intelsat Jackson Holdings SA(b)(c)
04/01/21	7.500%	680,000	687,650
Intelsat Jackson Holdings SA(c)
06/15/16	11.250%	2,285,000	2,400,678
Intelsat Luxembourg SA(b)(c) PIK
02/04/17	11.500%	894,000	862,710
Intelsat Luxembourg SA(c) PIK
02/04/17	11.500%	894,000	862,710
Lamar Media Corp.(d)
04/15/18	7.875%	301,000	319,060
National CineMedia LLC Senior Unsecured
07/15/21	7.875%	1,639,000	1,624,659
News America, Inc.
12/15/35	6.400%	55,000	60,269
Nielsen Finance LLC/Co.
10/15/18	7.750%	2,366,000	2,555,280
RR Donnelley & Sons Co. Senior Unsecured
06/15/20	7.625%	385,000	359,975
Salem Communications Corp. Secured
12/15/16	9.625%	2,139,000	2,256,645
Sinclair Television Group, Inc. Secured(b)
11/01/17	9.250%	2,250,000	2,452,500
TCM Sub LLC(b)
01/15/15	3.550%	2,650,000	2,788,602
Univision Communications, Inc.(b)
05/15/21	8.500%	710,000	646,100
Senior Secured
11/01/20	7.875%	1,930,000	1,958,950
XM Satellite Radio, Inc.(b)
11/01/18	7.625%	2,778,000	2,944,680
Total			33,127,920
Metals 2.6%
Alpha Natural Resources, Inc.
06/01/19	6.000%	1,632,000	1,583,040
06/01/21	6.250%	722,000	698,535

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Metals (cont.)
ArcelorMittal Senior Unsecured(c)(d)
03/01/21	5.500%	$3,660,000	$3,359,547
Arch Coal, Inc.(b)
06/15/19	7.000%	1,923,000	1,971,075
06/15/21	7.250%	1,772,000	1,820,730
Calcipar SA Senior Secured(b)(c)
05/01/18	6.875%	1,709,000	1,538,100
Consol Energy, Inc.
04/01/20	8.250%	3,421,000	3,780,205
FMG Resources August 2006 Proprietary Ltd.(b)(c)
11/01/15	7.000%	2,090,000	2,110,900
02/01/16	6.375%	687,000	666,390
Senior Notes
11/01/19	8.250%	2,614,000	2,640,140
FMG Resources August 2006 Proprietary Ltd.(b)(c)(d)
02/01/18	6.875%	464,000	444,280
JMC Steel Group Senior Notes(b)
03/15/18	8.250%	1,140,000	1,111,500
Metalloinvest Finance Ltd.(b)(c)
07/21/16	6.500%	1,000,000	895,226
Novelis, Inc.(c)
12/15/17	8.375%	1,095,000	1,163,437
12/15/20	8.750%	344,000	368,940
Peabody Energy Corp.(b)
11/15/18	6.000%	1,558,000	1,589,160
11/15/21	6.250%	1,038,000	1,074,330
Rain CII Carbon LLC/Corp. Senior Secured(b)
12/01/18	8.000%	1,115,000	1,140,088
Total			27,955,623
Non-Captive Consumer 0.4%
SLM Corp. Senior Notes
01/25/16	6.250%	1,033,000	1,004,571
Senior Unsecured
03/25/20	8.000%	1,661,000	1,677,610
Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	2,468,000	1,783,130
Total			4,465,311
Non-Captive Diversified 3.4%
Ally Financial, Inc.
03/15/20	8.000%	8,654,000	8,870,350
09/15/20	7.500%	95,000	95,950
CIT Group, Inc.(b) Secured
05/02/17	7.000%	7,185,000	7,176,019
CIT Group, Inc.(b)(d) Secured
04/01/18	6.625%	1,415,000	1,453,913

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Non-Captive Diversified (cont.)
Ford Motor Credit Co. LLC Senior Unsecured
04/15/15	7.000%	$1,000,000	$1,075,000
05/15/18	5.000%	1,483,000	1,486,845
01/15/20	8.125%	3,840,000	4,519,941
02/01/21	5.750%	183,000	190,710
General Electric Capital Corp. Senior Unsecured
01/08/20	5.500%	730,000	800,499
10/17/21	4.650%	5,110,000	5,333,138
International Lease Finance Corp. Senior Unsecured
09/01/17	8.875%	1,685,000	1,739,762
05/15/19	6.250%	533,000	492,380
01/15/22	8.625%	1,094,000	1,106,698
International Lease Finance Corp.(d) Senior Unsecured
12/15/20	8.250%	1,975,000	1,994,750
Total			36,335,955
Oil Field Services 0.8%
Green Field Energy Services, Inc. Senior Secured(b)
11/15/16	13.000%	1,854,000	1,798,380
Novatek Finance Ltd. Senior Unsecured(b)(c)
02/03/21	6.604%	2,000,000	2,031,138
Offshore Group Investments Ltd. Senior Secured(c)
08/01/15	11.500%	3,360,000	3,633,000
Oil States International, Inc.
06/01/19	6.500%	1,583,000	1,618,617
Weatherford International Ltd.(c)
03/15/13	5.150%	4,000	4,160
Total			9,085,295
Other Industry —%
Interline Brands, Inc.
11/15/18	7.000%	489,000	506,115
Packaging 1.1%
ARD Finance SA Senior Secured PIK(b)(c)
06/01/18	11.125%	377,232	328,192
Ardagh Packaging Finance PLC(b)(c) Senior Secured
10/15/17	7.375%	1,355,000	1,368,550
Ardagh Packaging Finance PLC(b)(c)(d)
10/15/20	9.125%	978,000	968,220
Ball Corp.
09/01/19	7.375%	540,000	591,300
Greif, Inc. Senior Unsecured
08/01/19	7.750%	1,800,000	1,944,000
Reynolds Group Issuer, Inc./LLC(b) Senior Secured
04/15/19	7.125%	889,000	904,557
08/15/19	7.875%	1,686,000	1,761,870

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Packaging (cont.)
Senior Unsecured
08/15/19	9.875%	$615,000	$596,550
Reynolds Group Issuer, Inc./LLC(b)(e)
05/15/18	9.250%	1,000,000	957,500
Senior Secured
10/15/16	8.750%	1,684,000	1,772,410
Sealed Air Corp.(b)(d)
09/15/21	8.375%	352,000	388,960
Total			11,582,109
Paper 0.2%
Cascades, Inc.(c)
12/15/17	7.750%	1,586,000	1,570,140
Verso Paper Holdings LLC/Inc. Secured(d)
02/01/19	8.750%	1,203,000	733,830
Total			2,303,970
Pharmaceuticals 0.6%
Endo Pharmaceuticals Holdings, Inc.
01/15/22	7.250%	559,000	594,636
Grifols, Inc.
02/01/18	8.250%	1,226,000	1,287,300
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b)(d)
12/01/19	9.500%	435,000	456,750
Mylan, Inc.(b)
11/15/18	6.000%	3,017,000	3,103,739
Warner Chilcott Co. LLC/Finance
09/15/18	7.750%	705,000	719,981
Total			6,162,406
Railroads 0.2%
CSX Corp. Senior Unsecured
04/15/41	5.500%	1,195,000	1,353,574
Union Pacific Corp. Senior Unsecured
08/15/18	5.700%	385,000	456,490
Total			1,810,064
Refining 0.1%
United Refining Co. Senior Secured
02/28/18	10.500%	1,259,000	1,177,165
Retailers 1.1%
Best Buy Co., Inc. Senior Unsecured
03/15/21	5.500%	165,000	157,836
Burlington Coat Factory Warehouse Corp.
02/15/19	10.000%	705,000	689,138
Limited Brands, Inc.
04/01/21	6.625%	2,281,000	2,417,860
Number Merger Sub, Inc. Senior Notes(b)
12/15/19	11.000%	627,000	633,270

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount		Value
Corporate Bonds & Notes(a) (continued)
Retailers (cont.)
QVC, Inc.(b) Senior Secured
04/15/17	7.125%		$20,000	$21,175
10/01/19	7.500%		2,130,000	2,300,400
Rite Aid Corp.
06/15/17	9.500%		1,185,000	1,081,312
Senior Secured
08/15/20	8.000%		2,250,000	2,486,250
Sally Holdings LLC/Capital, Inc.(b)(d)
11/15/19	6.875%		585,000	608,400
Toys R Us Property Co. II LLC Senior Secured
12/01/17	8.500%		1,800,000	1,863,000
Total				12,258,641
Sovereign 0.2%
Morgan Stanley Senior Unsecured(c)
10/22/20	11.500%	BRL	3,415,000	1,743,122
Supranational 0.4%
Asian Development Bank Senior Unsecured(c)
06/21/27	2.350%	JPY	120,000,000	1,734,626
European Investment Bank Senior Unsecured(c)
06/20/17	1.400%	JPY	189,000,000	2,480,637
International Finance Corp.(c)
02/28/13	7.500%	AUD	120,000	127,700
Total				4,342,963
Technology 1.8%
Amkor Technology, Inc.(d) Senior Unsecured
05/01/18	7.375%		1,299,000	1,328,227
06/01/21	6.625%		1,893,000	1,822,012
CDW LLC / Finance Corp.
04/01/19	8.500%		1,910,000	1,924,325
Senior Secured
12/15/18	8.000%		1,153,000	1,202,003
Cardtronics, Inc.
09/01/18	8.250%		1,143,000	1,245,870
CommScope, Inc.(b)
01/15/19	8.250%		891,000	891,000
Equinix, Inc. Senior Unsecured
07/15/21	7.000%		510,000	540,600
First Data Corp. PIK
09/24/15	10.550%		1,046,000	997,623
First Data Corp.(b)
01/15/21	12.625%		924,000	803,880
Senior Secured
08/15/20	8.875%		1,305,000	1,305,000
Freescale Semiconductor, Inc. Senior Secured(b)(c)
04/15/18	9.250%		1,350,000	1,442,812

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Technology (cont.)
Interactive Data Corp.
08/01/18	10.250%	$1,525,000	$1,669,875
NXP BV/Funding LLC Senior Secured(b)(c)
08/01/18	9.750%	2,816,000	3,083,520
iGate Corp.(b)
05/01/16	9.000%	1,418,000	1,474,720
Total			19,731,467
Transportation Services 0.4%
Avis Budget Car Rental LLC/Finance, Inc.
01/15/19	8.250%	471,000	467,468
03/15/20	9.750%	695,000	714,112
ERAC U.S.A. Finance LLC(b)
07/01/13	2.750%	330,000	333,897
10/01/20	5.250%	305,000	325,341
Hertz Corp. (The)
10/15/18	7.500%	1,035,000	1,081,575
01/15/21	7.375%	872,000	886,170
Total			3,808,563
Wireless 2.6%
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(b)
05/01/17	7.750%	1,500,000	1,616,250
Cricket Communications, Inc. Senior Secured
05/15/16	7.750%	3,711,000	3,831,607
Cricket Communications, Inc.(d)
10/15/20	7.750%	751,000	657,125
MetroPCS Wireless, Inc.
09/01/18	7.875%	1,740,000	1,766,100
MetroPCS Wireless, Inc.(d)
11/15/20	6.625%	250,000	233,125
NII Capital Corp.
04/01/21	7.625%	1,314,000	1,304,145
SBA Telecommunications, Inc.
08/15/19	8.250%	2,295,000	2,495,813
Sprint Capital Corp.
11/15/28	6.875%	5,180,000	3,697,225
Sprint Nextel Corp.(b)
11/15/18	9.000%	4,837,000	5,072,804
United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	780,000	783,174
VimpelCom Holdings BV(b)(c)
03/01/22	7.504%	1,500,000	1,260,000
Wind Acquisition Finance SA(b)(c) Secured
07/15/17	11.750%	1,340,000	1,199,300
Senior Secured
02/15/18	7.250%	4,693,000	4,235,432
Total			28,152,100
Wirelines 3.0%
AT&T, Inc. Senior Unsecured
02/15/39	6.550%	1,645,000	2,092,504
08/15/41	5.550%	1,715,000	2,019,270

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Wirelines (cont.)
BellSouth Corp. Senior Unsecured
09/15/14	5.200%	$1,065,000	$1,177,350
Cincinnati Bell, Inc.
10/15/20	8.375%	615,000	613,463
Embarq Corp. Senior Unsecured
06/01/16	7.082%	1,500,000	1,625,919
06/01/36	7.995%	1,805,000	1,870,319
Frontier Communications Corp. Senior Unsecured
10/01/18	8.125%	795,000	800,963
04/15/20	8.500%	844,000	864,045
Integra Telecom Holdings, Inc. Senior Secured(b)
04/15/16	10.750%	538,000	433,090
Level 3 Communications, Inc. Senior Unsecured
02/01/19	11.875%	950,000	1,011,750
Level 3 Financing, Inc.
02/15/17	8.750%	1,058,000	1,076,515
02/01/18	10.000%	986,000	1,045,160
04/01/19	9.375%	623,000	650,256
Level 3 Financing, Inc.(b) Senior Unsecured
07/01/19	8.125%	1,008,000	992,880
PAETEC Holding Corp.
12/01/18	9.875%	1,845,000	2,029,500
Senior Secured
06/30/17	8.875%	1,808,000	1,952,640
Qtel International Finance Ltd.(b)(c)
02/16/21	4.750%	1,000,000	1,018,891
10/19/25	5.000%	1,100,000	1,075,862
Telefonica Emisiones SAU(c)
04/27/15	3.729%	2,665,000	2,555,676
06/20/16	6.421%	415,000	434,295
Tw telecom holdings, inc.
03/01/18	8.000%	1,133,000	1,206,645
Verizon Communications, Inc. Senior Unsecured
04/01/16	3.000%	2,000,000	2,094,380
Verizon New York, Inc. Senior Unsecured
04/01/32	7.375%	1,742,000	2,028,463
Windstream Corp.
09/01/18	8.125%	50,000	53,563
04/01/23	7.500%	1,949,000	1,924,638
Total			32,648,037
Total Corporate Bonds & Notes (Cost: $536,632,963)			$547,714,231

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities—Agency 4.4%
Federal Home Loan Mortgage Corp.(e)(i)(j) CMO IO Series 3122 Class IS
03/15/36	6.422%	$5,774,495	$909,262
CMO IO Series 3761 Class KS
06/15/40	5.722%	6,732,467	941,806
CMO IO Series 3852 Class SW
05/15/41	5.722%	8,451,357	1,397,536
Federal Home Loan Mortgage Corp.(i)
10/01/26	8.000%	49,711	54,922
Federal Home Loan Mortgage Corp.(i)(k)
01/01/42	4.000%	6,000,000	6,292,500
Federal National Mortgage Association(e)(i)(j) CMO IO Series 2006-5 Class N2
02/25/35	2.001%	4,980,202	271,916
CMO IO Series 2010-135 Class MS
12/25/40	5.656%	4,120,799	633,570
Federal National Mortgage Association(i)
10/01/39-05/01/41	4.000%	1,530,032	1,602,567
03/01/39-01/01/41	4.500%	11,337,835	12,074,566
09/01/37-05/01/40	5.000%	2,738,653	2,973,305
02/01/37-08/01/38	6.000%	4,612,942	5,083,752
Federal National Mortgage Association(i)(l)
04/01/40	5.000%	5,116,343	5,584,189
08/01/39	5.500%	4,044,168	4,425,979
11/01/36	6.500%	675,487	758,680
Government National Mortgage Association(e)(i)(j) CMO IO Series 2010-108 Class PI
02/20/38	5.815%	8,077,300	1,212,907
Government National Mortgage Association(i)
04/15/40	4.500%	2,656,272	2,897,578
Government National Mortgage Association(i)(j) CMO IO Series 2010-167 Class GI
02/20/38	4.000%	4,032,681	524,001
Total Residential Mortgage-Backed Securities—Agency (Cost: $46,709,770)			$47,639,036
Residential Mortgage-Backed Securities— Non-Agency 1.9%
BCAP LLC Trust(b)(e)(i) CMO Series 2010-RR7 Class 17A7
03/26/36	5.047%	$780,000	$618,709
BCAP LLC Trust(b)(i) CMO Series 2010-RR7 Class 8A6
05/26/35	5.500%	1,145,000	1,130,562
Castle Peak Loan Trust(b)(i) CMO Series 2010-NPL1 Class A
12/25/50	7.750%	788,174	788,174
CMO Series 2011-1 Class 22A1
05/25/52	6.250%	1,518,983	1,513,666
Citigroup Mortgage Loan Trust, Inc.(b)(e)(i) CMO Series 2009-3 Class 4A3
10/25/33	2.449%	2,635,000	1,937,516
CMO Series 2009-4 Class 9A2
03/25/36	4.547%	1,365,000	1,049,307
CMO Series 2010-6 Class 2A2
09/25/35	2.722%	515,000	369,173

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities— Non-Agency (continued)
CMO Series 2010-6 Class 3A2
07/25/36	2.730%	$2,215,000	$2,048,726
Credit Suisse Mortgage Capital Certificates(b)(e)(i) CMO Series 2010-17R Class 1A2
06/26/36	2.459%	1,250,000	750,187
Series 2011-4R Class 4A7
08/27/37	4.000%	3,880,000	3,743,594
Deutsche Mortgage Securities, Inc. CMO Series 2003-1 Class 1A7(i)
04/25/33	5.500%	1,773,147	1,804,987
JPMorgan Reremic CMO Series 2010-5 Class 1A6(b)(e)(i)
04/26/37	4.500%	615,000	547,350
PennyMac Loan Trust Series 2011-NPL1 Class A(b)(e)(i)
09/25/51	5.250%	992,119	989,142
RBSSP Resecuritization Trust CMO Series 2010-12 Class 3A4(b)(e)(i)
06/27/32	4.000%	1,473,437	1,478,340
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2005-18 Class 2A6(i)
01/25/36	5.500%	1,184,868	1,181,175
Total Residential Mortgage-Backed Securities—Non-Agency (Cost: $20,432,049)			$19,950,608
Commercial Mortgage-Backed Securities— Non-Agency 2.7%
Bear Stearns Commercial Mortgage Securities Series 2007-T26 Class A4(e)(i)
01/12/45	5.471%	$3,440,000	$3,872,419
Credit Suisse Mortgage Capital Certificates Series 2006-C3 Class A3(e)(i)
06/15/38	5.815%	2,000,000	2,224,634
DBUBS Mortgage Trust Series 2011-LC2A Class A1(b)(i)
07/10/44	3.527%	1,921,681	1,976,190
GS Mortgage Securities Corp. II Series 2005-GG4 Class A4A(i)
07/10/39	4.751%	675,000	720,572
Greenwich Capital Commercial Funding Corp.(e)(i) Series 2004-GG1 Class A7
06/10/36	5.317%	1,936,000	2,063,176
Greenwich Capital Commercial Funding Corp.(i) Series 2007-GG9 Class A4
03/10/39	5.444%	2,350,000	2,543,607
Morgan Stanley Capital I(e)(i) Series 2005-IQ10 Class A4A
09/15/42	5.230%	500,000	550,159
Morgan Stanley Capital I(i) Series 2005-HQ5 Class A4
01/14/42	5.168%	2,635,000	2,848,103
Series 2005-HQ6 Class A4A
08/13/42	4.989%	175,000	190,475

Issuer	Coupon Rate	Principal Amount		Value
Commercial Mortgage-Backed Securities— Non-Agency (continued)
Morgan Stanley Reremic Trust Series 2010-GG10 Class A4A(b)(e)(i)
08/15/45	5.790%		$7,050,000	$7,904,037
Wachovia Bank Commercial Mortgage Trust(e)(i) Series 2005-C20 Class A7
07/15/42	5.118%		1,800,000	1,973,385
Series 2005-C21 Class A4
10/15/44	5.204%		175,000	191,816
Series 2006-C27 Class A3
07/15/45	5.765%		1,875,000	2,074,684
Total Commercial Mortgage-Backed Securities—Non-Agency (Cost: $27,583,802)				$29,133,257
Asset-Backed Securities—Non-Agency —%
GMAC Mortgage Corp. Loan Trust Series 2004-HE5 Class A5 (FGIC)(e)
09/25/34	4.865%		$258,476	$191,228
Total Asset-Backed Securities—Non-Agency (Cost: $258,476)				$191,228
Inflation-Indexed Bonds 3.2%
U.S. Treasury Inflation-Indexed Bond
01/15/21	1.125%		$5,175,600	$5,770,794
02/15/41	2.125%		10,003,950	13,512,365
U.S. Treasury Inflation-Indexed Bond(d)
04/15/14	1.250%		7,350,556	7,702,582
Uruguay Government International Bond(c)
04/05/27	4.250%	UYU	89,080,229	4,451,335
06/26/37	3.700%	UYU	26,824,944	1,161,723
Senior Unsecured
12/15/28	4.375%	UYU	24,957,078	1,243,121
Total Inflation-Indexed Bonds (Cost: $31,010,122)				$33,841,920
U.S. Treasury Obligations 4.4%
U.S. Treasury
04/15/13	1.750%		$12,950,000	$13,206,980
07/31/16	1.500%		5,000,000	5,169,140
02/15/20	3.625%		11,700,000	13,569,262
11/15/21	2.000%		1,872,000	1,893,352
U.S. Treasury(d)
08/15/40	3.875%		200,000	239,750
08/15/41	3.750%		11,373,000	13,375,717
Total U.S. Treasury Obligations (Cost: $45,171,839)				$47,454,201

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount		Value
Foreign Government Obligations(a) 23.2%
ARGENTINA 0.7%
Argentina Bonos(c) Senior Unsecured
09/12/13	7.000%		$385,000	$384,700
10/03/15	7.000%		1,595,000	1,487,338
04/17/17	7.000%		660,000	561,000
Argentina Republic Government International Bond Senior Unsecured(c)(e)
12/15/35	4.383%		5,000,000	637,500
Argentine Republic Government International Bond Senior Unsecured(c)
12/31/33	8.280%		2,234,132	1,630,916
Provincia de Buenos Aires(b)(c) Senior Unsecured
10/05/15	11.750%		730,000	660,917
01/26/21	10.875%		1,110,000	832,818
Provincia de Cordoba Senior Unsecured(b)(c)
08/17/17	12.375%		1,380,000	1,159,200
Total				7,354,389
AUSTRALIA 0.7%
Treasury Corp. of Victoria(c) Local Government Guaranteed
11/15/16	5.750%	AUD	4,750,000	5,182,933
06/15/20	6.000%	AUD	2,315,000	2,607,805
Total				7,790,738
BRAZIL 1.4%
Banco Nacional de Desenvolvimento Economico e Social(b)(c)
07/12/20	5.500%		150,000	162,188
Brazilian Government International Bond(c)
01/20/34	8.250%		4,835,000	7,288,762
Senior Unsecured
01/05/22	12.500%	BRL	4,550,000	3,113,100
Petrobras International Finance Co.(c)
03/15/19	7.875%		3,135,000	3,742,240
01/27/21	5.375%		600,000	630,183
Total				14,936,473
BULGARIA —%
Bulgaria Government International Bond Senior Unsecured(b)(c)
01/15/15	8.250%		330,000	368,775
CANADA 0.8%
Canadian Government Bond(c)
06/01/18	4.250%	CAD	1,100,000	1,260,020
06/01/19	3.750%	CAD	6,600,000	7,413,120
06/01/23	8.000%	CAD	85,000	133,425
Total				8,806,565
CHILE 0.2%
Corp. Nacional del Cobre de Chile Senior Unsecured(b)(c)
01/15/19	7.500%		1,380,000	1,757,616
COLOMBIA 0.7%
Colombia Government International Bond Senior Unsecured(c)
05/21/24	8.125%		1,885,000	2,620,150

Issuer	Coupon Rate	Principal Amount		Value
Foreign Government Obligations(a) (continued)
COLOMBIA (cont.)
Ecopetrol SA Senior Unsecured(c)
07/23/19	7.625%		$1,200,000	$1,446,000
Empresa de Energia de Bogota SA Senior Unsecured(b)(c)
11/10/21	6.125%		900,000	904,129
Empresas Publicas de Medellin ESP Senior Unsecured(b)(c)
02/01/21	8.375%	COP	5,280,000,000	2,858,037
Total				7,828,316
CROATIA 0.1%
Croatia Government International Bond(b)(c) Senior Unsecured
07/14/20	6.625%		605,000	564,162
03/24/21	6.375%		500,000	456,250
Total				1,020,412
DOMINICAN REPUBLIC 0.3%
Dominican Republic International Bond(b)(c) Senior Unsecured
05/06/21	7.500%		1,075,000	1,055,141
04/20/27	8.625%		2,000,000	2,040,000
Total				3,095,141
EL SALVADOR 0.1%
El Salvador Government International Bond(b)(c)
02/01/41	7.625%		600,000	594,000
FINLAND 0.2%
Finland Government Bond Senior Unsecured(c)
07/04/15	4.250%	EUR	1,160,000	1,668,699
FRANCE 1.0%
France Government Bond OAT(c)
04/25/13	4.000%	EUR	2,360,000	3,201,716
04/25/19	4.250%	EUR	4,080,000	5,787,262
04/25/29	5.500%	EUR	1,160,000	1,853,693
Total				10,842,671
GERMANY 1.4%
Bundesrepublik Deutschland(c)
06/20/16	6.000%	EUR	245,000	389,807
07/04/17	4.250%	EUR	4,260,000	6,477,819
01/04/19	3.750%	EUR	5,555,000	8,332,701
Total				15,200,327
HUNGARY 0.1%
Hungary Government International Bond(c) Senior Unsecured
02/03/15	4.750%		80,000	72,800
03/29/41	7.625%		500,000	440,000
Hungary Government International Bond(c)(d) Senior Unsecured
03/29/21	6.375%		600,000	552,000
Total				1,064,800

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount		Value
Foreign Government Obligations(a) (continued)
INDONESIA 2.1%
Indonesia Government International Bond(b)(c) Senior Unsecured
05/04/14	10.375%		$310,000	$362,313
04/20/15	7.250%		4,155,000	4,705,538
03/13/20	5.875%		5,630,000	6,361,900
Indonesia Treasury Bond(c) Senior Unsecured
09/15/19	11.500%	IDR	8,500,000,000	1,252,893
07/15/22	10.250%	IDR	10,680,000,000	1,526,682
09/15/24	10.000%	IDR	9,000,000,000	1,282,210
09/15/25	11.000%	IDR	31,690,000,000	4,847,132
Majapahit Holding BV(b)(c)
06/29/37	7.875%		540,000	630,450
Majapahit Holding BV(b)(c)(d)
08/07/19	8.000%		1,000,000	1,170,000
Total				22,139,118
JAPAN 0.5%
Japan Government 10-Year Bond(c) Senior Unsecured
09/20/18	1.500%	JPY	80,000,000	1,105,124
12/20/18	1.400%	JPY	15,000,000	206,008
Japan Government 20-Year Bond Senior Unsecured(c)
09/20/26	2.200%	JPY	270,000,000	3,852,500
Total				5,163,632
KAZAKHSTAN 0.5%
KazMunayGas National Co.(b)(c) Senior Unsecured
07/02/18	9.125%		3,275,000	3,815,375
04/09/21	6.375%		1,500,000	1,522,500
Total				5,337,875
LATVIA 0.1%
Republic of Latvia Senior Unsecured(b)(c)
06/16/21	5.250%		1,250,000	1,152,738
LITHUANIA 0.1%
Lithuania Government International Bond(b)(c) Senior Unsecured
09/14/17	5.125%		700,000	688,025
03/09/21	6.125%		600,000	598,555
Total				1,286,580
MALAYSIA 0.1%
Penerbangan Malaysia Bhd(b)(c) Government Guaranteed
03/15/16	5.625%		470,000	522,843
Penerbangan Malaysia Bhd(c) Government Guaranteed
03/15/16	5.625%		135,000	149,598
Petronas Capital Ltd.(b)(c)
08/12/19	5.250%		600,000	672,984
Petronas Capital Ltd.(c)
08/12/19	5.250%		75,000	84,105
Total				1,429,530

Issuer	Coupon Rate	Principal Amount		Value
Foreign Government Obligations(a) (continued)
MEXICO 2.5%
Mexican Bonos(c)
12/20/12	9.000%	MXN	2,300,000	$1,714,640
12/15/16	7.250%	MXN	500,000	383,539
12/13/18	8.500%	MXN	3,663,500	3,009,467
06/03/27	7.500%	MXN	1,265,000	937,490
Mexico Government International Bond(c) Senior Unsecured
09/15/16	11.375%		145,000	205,175
01/15/20	5.125%		4,670,000	5,335,475
01/11/40	6.050%		3,530,000	4,315,425
Pemex Finance Ltd.(c) Senior Unsecured
11/15/18	9.150%		310,000	381,806
Senior Unsecured (NPFGC)
08/15/17	10.610%		215,000	263,259
Pemex Project Funding Master Trust(c)
03/01/18	5.750%		5,420,000	5,962,000
01/21/21	5.500%		3,000,000	3,255,000
Petroleos Mexicanos(c)
06/02/41	6.500%		1,000,000	1,125,000
Total				26,888,276
NETHERLANDS 0.4%
Netherlands Government Bond(c)
07/15/16	4.000%	EUR	2,565,000	3,726,090
NEW ZEALAND 0.2%
New Zealand Government Bond Senior Unsecured(c)
05/15/21	6.000%	NZD	2,725,000	2,484,130
NORWAY 0.8%
Norway Government Bond(c)
05/19/17	4.250%	NOK	42,900,000	8,001,363
PERU 0.4%
Peruvian Government International Bond(b)(c) Senior Unsecured
08/12/20	7.840%	PEN	1,500,000	634,267
Peruvian Government International Bond(c) Senior Unsecured
05/03/16	8.375%		1,710,000	2,120,400
07/21/25	7.350%		1,210,000	1,603,250
11/21/33	8.750%		205,000	312,625
Total				4,670,542
PHILIPPINES 0.8%
Philippine Government International Bond(c) Senior Unsecured
03/17/15	8.875%		100,000	121,000
01/20/20	6.500%		2,400,000	2,871,120
01/15/21	4.000%		390,000	399,282
03/30/26	5.500%		1,675,000	1,876,000
01/14/36	6.250%	PHP	46,000,000	1,064,645
Power Sector Assets & Liabilities Management Corp.(b)(c) Government Guaranteed
05/27/19	7.250%		1,470,000	1,775,025
12/02/24	7.390%		610,000	744,189
Total				8,851,261

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount		Value
Foreign Government Obligations(a) (continued)
POLAND 0.6%
Poland Government Bond(c)
10/24/15	6.250%	PLN	13,600,000	$4,090,885
10/25/19	5.500%	PLN	4,280,000	1,225,886
Poland Government International Bond(c) Senior Unsecured
07/15/19	6.375%		200,000	221,500
04/21/21	5.125%		500,000	508,750
Total				6,047,021
QATAR 0.1%
Nakilat, Inc. Senior Secured(b)(c)
12/31/33	6.067%		180,000	191,700
Qatar Government International Bond Senior Unsecured(b)(c)
01/20/22	4.500%		1,000,000	1,030,000
Total				1,221,700
REPUBLIC OF THE CONGO —%
Republic of Congo Senior Unsecured(c)(e)
06/30/29	3.000%		617,500	413,725
RUSSIAN FEDERATION 1.7%
Gazprom OAO Via Gaz Capital SA(b)(c) Senior Unsecured
04/11/18	8.146%		3,115,000	3,504,375
03/07/22	6.510%		1,460,000	1,481,900
Russian Foreign Bond—Eurobond(b)(c) Senior Unsecured
04/29/15	3.625%		2,450,000	2,462,250
03/10/18	7.850%	RUB	40,000,000	1,260,713
Russian Foreign Bond—Eurobond(b)(c)(e)
03/31/30	7.500%		5,757,325	6,685,694
Russian Foreign Bond—Eurobond(c)(e) Senior Unsecured
03/31/30	7.500%		789,075	916,313
Vnesheconombank Via VEB Finance PLC Senior Unsecured(b)(c)
11/22/25	6.800%		2,190,000	2,121,562
Total				18,432,807
SOUTH AFRICA 0.2%
South Africa Government International Bond(c) Senior Unsecured
03/09/20	5.500%		1,180,000	1,321,600
03/08/41	6.250%		400,000	461,520
Total				1,783,120
SWEDEN 0.8%
Sweden Government Bond(c)
08/12/17	3.750%	SEK	49,765,000	8,197,933
12/01/20	5.000%	SEK	3,100,000	580,054
Total				8,777,987
TRINIDAD AND TOBAGO 0.1%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b)(c)
08/14/19	9.750%		1,290,000	1,523,109

Issuer	Coupon Rate	Principal Amount		Value
Foreign Government Obligations(a) (continued)
TURKEY 1.2%
Turkey Government International Bond(c)
01/14/41	6.000%		$1,700,000	$1,602,250
Senior Unsecured
09/26/16	7.000%		3,635,000	3,984,869
03/30/21	5.625%		3,050,000	3,084,312
02/05/25	7.375%		3,540,000	4,004,625
Total				12,676,056
UKRAINE 0.1%
City of Kyiv Via Kyiv Finance PLC Senior Unsecured(b)(c)
07/11/16	9.375%		600,000	478,691
Ukraine Government International Bond Senior Unsecured(b)(c)
02/23/21	7.950%		440,000	386,234
Total				864,925
UNITED ARAB EMIRATES 0.1%
Abu Dhabi National Energy Co. Senior Unsecured(b)(c)
12/13/21	5.875%		700,000	731,410
UNITED KINGDOM 0.7%
United Kingdom Gilt(c)
03/07/18	5.000%	GBP	1,740,000	3,304,112
09/07/19	3.750%	GBP	200,000	358,439
03/07/25	5.000%	GBP	2,050,000	4,153,931
Total				7,816,482
URUGUAY 0.1%
Uruguay Government International Bond Senior Unsecured PIK(c)
01/15/33	7.875%		935,000	1,306,662
VENEZUELA 1.3%
Petroleos de Venezuela SA(c)
04/12/17	5.250%		4,660,000	2,959,100
11/02/17	8.500%		7,035,000	5,304,390
Venezuela Government International Bond(c) Senior Unsecured
08/23/22	12.750%		1,510,000	1,362,775
05/07/23	9.000%		6,436,000	4,601,740
Total				14,228,005
Total Foreign Government Obligations (Cost: $235,140,324)				$249,283,066
Municipal Bonds —%
Cabazon Band Mission Indians Revenue Bonds Series 2004(b)(g)(m)
06/30/12	7.358%		$350,000	$210,000
Total Municipal Bonds (Cost: $350,000)				$210,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans 4.8%
Aerospace & Defense 0.1%
Huntington Ingalls Industries, Inc. Term Loan(e)(n)
03/30/16	3.063%	$96,250	$93,844
TASC, Inc. Tranche B Term Loan(e)(n)
12/18/15	4.500%	74,493	73,996
TransDigm, Inc. 1st Lien Term Loan(e)(n)
02/14/17	4.000%	421,745	417,793
Total			585,633
Airlines 0.1%
Delta Air Lines, Inc. Term Loan(e)(n)
04/20/17	5.500%	298,500	281,336
U.S. Airways Group, Inc. Term Loan(e)(n)
03/21/14	2.796%	493,056	426,000
United Air Lines, Inc. Tranche B Term Loan(e)(n)
02/01/14	2.313%	270,998	258,183
Total			965,519
Automotive 0.1%
Allison Transmission, Inc. Term Loan(e)(n)
08/07/14	2.780%	314,047	305,455
Chrysler Group LLC Tranche B Term Loan(e)(n)
05/24/17	6.000%	199,000	187,905
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan(e)(n)
04/30/14	1.930%	700,000	675,500
UCI International, Inc. Term Loan(e)(n)
07/26/17	5.500%	222,750	222,681
Total			1,391,541
Brokerage —%
Nuveen Investments, Inc. Tranche B Term Loan(e)(n)(o)
05/13/17	7.250%	125,000	122,916
Building Materials 0.1%
Armstrong World Industries, Inc. Tranche B1 Term Loan(e)(n)
03/10/18	4.000%	148,875	147,173
CPG International I, Inc. Term Loan(e)(n)
02/18/17	6.000%	346,500	322,245
Goodman Global, Inc. 1st Lien Term Loan(e)(n)
10/28/16	5.750%	349,062	348,410
Potters Holdings II LP(e)(n) Tranche B 1st Lien Term Loan
05/06/17	6.000%	274,313	270,883
Tranche B 2nd Lien Term Loan
11/06/17	10.250%	75,000	74,188
Total			1,162,899

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Chemicals 0.3%
Arizona Chemical Tranche B Term Loan(e)(n)(o)
12/22/17	7.250%	$75,000	$74,508
Ashland, Inc. Tranche B Term Loan(e)(n)
08/23/18	3.750%	249,241	249,615
Celanese U.S. Holdings LLC Term Loan(e)(n)
04/02/14	1.771%	425,000	413,312
Matrix Acquisition Corp. Tranche B Term Loan(e)(n)
04/12/14	2.296%	322,476	313,527
Momentive Specialty Chemicals, Inc. Tranche C4A Term Loan(e)(n)
05/05/13	2.688%	389,649	366,028
Norit Holding BV Term Loan(c)(e)(n)
07/10/17	6.750%	124,688	125,311
Omnova Solutions, Inc. Term Loan(e)(n)
05/31/17	5.750%	347,369	340,421
PQ Corp. 1st Lien Term Loan(e)(n)
07/30/14	3.653%	270,459	253,802
Rockwood Specialties Group, Inc. Term Loan(e)(n)
02/10/18	3.500%	199,000	199,466
Solutia, Inc. Tranche 1 Term Loan(e)(n)
08/01/17	3.500%	309,330	308,879
Styron SARL Term Loan(c)(e)(n)
08/02/17	6.000%	247,500	213,315
Univar, Inc. Tranche B Term Loan(e)(n)
06/30/17	5.000%	519,750	499,693
Total			3,357,877
Construction Machinery 0.1%
Douglas Dynamics LLC Term Loan(e)(n)
04/18/18	5.750%	322,562	316,650
NACCO Materials Handling Group, Inc. Term Loan(e)(n)
03/21/13	2.263%	164,476	162,009
Terex Corp. Term Loan(e)(n)
04/28/17	5.500%	274,313	275,426
Total			754,085
Consumer Cyclical Services 0.1%
Instant Web, Inc.(e)(n) Delayed Draw Term Loan
08/07/14	3.671%	14,014	13,138
Term Loan
08/07/14	3.671%	134,436	126,034

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Consumer Cyclical Services (cont.)
KAR Auction Services, Inc. Term Loan(e)(n)
05/19/17	5.000%	$74,625	$73,474
Live Nation Entertainment, Inc. Tranche B Term Loan(e)(n)
11/07/16	4.500%	222,173	220,091
Sabre, Inc. Term Loan(e)(n)
09/30/14	2.333%	318,780	262,904
ServiceMaster Co. (The)(e)(n) Delayed Draw Term Loan
07/24/14	2.800%	31,370	29,865
Term Loan
07/24/14	2.834%	315,003	299,893
Total			1,025,399
Consumer Products 0.2%
Affinion Group, Inc. Tranche B Term Loan(e)(n)
10/09/16	5.000%	98,745	87,965
Amscan Holdings, Inc. Term Loan(e)(n)
12/02/17	6.750%	494,183	490,230
Jarden Corp. Tranche B Term Loan(e)(n)
03/31/18	3.296%	124,063	124,113
NBTY, Inc. Tranche B1 Term Loan(e)(n)
10/01/17	4.250%	430,714	425,331
Visant Corp. Tranche B Term Loan(e)(n)
12/22/16	5.260%	471,766	441,436
Total			1,569,075
Diversified Manufacturing 0.2%
Acosta, Inc. Tranche B Term Loan(e)(n)
03/01/18	4.750%	323,375	315,291
Capital Safety Group Tranche B Term Loan(e)(n)(o)
01/19/19	6.250%	275,000	273,281
Colfax Corp. Tranche B Term Loan(e)(n)(o)
09/12/18	4.500%	125,000	124,961
Generac Acquisition Corp. 1st Lien Term Loan(e)(n)
12/31/13	2.804%	283,578	279,678
IMG Worldwide, Inc. Tranche B Term Loan(e)(n)
06/16/16	5.500%	373,125	364,965
Tomkins LLC/Inc. Tranche B1 Term Loan(c)(e)(n)
09/29/16	4.250%	431,476	429,410
Total			1,787,586

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Electric 0.2%
Calpine Corp.(e)(n) Term Loan
04/01/18	4.500%	$273,435	$267,510
04/01/18	4.500%	149,250	146,016
Covanta Energy Corp.(e)(n) Letter of Credit
02/10/14	1.981%	33,840	33,191
Term Loan
02/10/14	1.813%	65,472	64,217
Equipower Resources Holdings LLC Tranche B Term Loan(e)(n)
01/26/18	5.750%	24,152	22,703
FirstLight Power Resources, Inc. 2nd Lien Term Loan(e)(n)
05/01/14	4.813%	375,000	336,750
GenOn Energy/Americas, Inc. Term Loan(e)(n)
09/20/17	6.000%	198,992	198,139
NRG Energy, Inc. Term Loan(e)(n)
07/01/18	4.000%	298,500	297,270
TPF Generation Holdings LLC(e)(n) 1st Lien Synthetic Letter of Credit
12/15/13	2.579%	145,529	140,981
1st Lien Term Loan
12/15/13	2.579%	243,831	236,211
Texas Competitive Electric Holdings Co. LLC Term Loan(e)(n)
10/10/14	3.776%	624,903	434,670
Total			2,177,658
Entertainment 0.1%
AMC Entertainment, Inc. Tranche B2 Term Loan(e)(n)
12/15/16	3.546%	321,579	314,022
Cedar Fair LP Tranche 1 Term Loan(e)(n)
12/15/17	4.000%	146,962	146,556
Regal Cinemas Corp. Term Loan(e)(n)
08/23/17	3.579%	148,500	146,952
Six Flags Theme Parks, Inc. Tranche B Term Loan(e)(n)(o)
12/20/18	4.250%	125,000	124,244
Total			731,774
Environmental —%
EnviroSolutions Real Property Holdings, Inc. 2nd Lien Term Loan(e)(n)
07/29/14	8.000%	410,294	400,037
Food and Beverage 0.3%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan(e)(n)
12/17/17	5.250%	74,250	72,951

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Food and Beverage (cont.)
Aramark Corp.(e)(n) 2nd Letter of Credit
07/26/16	3.545%	$20,055	$19,539
Tranche B Term Loan
07/26/16	3.829%	304,945	297,105
B&G Foods, Inc. Tranche B Term Loan(e)(n)
11/30/18	4.500%	100,000	100,083
Dean Foods Co. Tranche B Term Loan(e)(n)
04/02/16	3.580%	519,724	500,884
Del Monte Foods Co. Term Loan(e)(n)
03/08/18	4.500%	398,000	377,105
Dole Food Co., Inc. Tranche B2 Term Loan(e)(n)
07/08/18	5.043%	152,850	151,863
Earthbound Holdings III LLC Term Loan(e)(n)
12/21/16	5.500%	396,000	385,854
JBS U.S.A. LLC Term Loan(e)(n)
05/25/18	4.250%	99,500	96,515
Pierre Foods, Inc. 1st Lien Term Loan(e)(n)
09/30/16	7.001%	346,810	345,402
Solvest Ltd. Tranche C2 Term Loan(e)(n)
07/08/18	5.029%	283,865	282,031
U.S. Foodservice, Inc. Term Loan(e)(n)
07/03/14	2.795%	346,373	320,974
WM. Bolthouse Farms, Inc. 1st Lien Term Loan(e)(n)
02/11/16	5.504%	302,816	301,429
Windsor Quality Food Co., Ltd. Tranche B Term Loan(e)(n)
02/16/17	5.000%	382,800	356,961
Total			3,608,696
Gaming 0.2%
Affinity Gaming LLC Term Loan(e)(n)
12/31/15	10.000%	400,000	400,776
Ameristar Casinos, Inc. Tranche B Term Loan(e)(n)
04/16/18	4.000%	124,062	123,520
Caesars Entertainment Operating Co., Inc. Tranche B2 Term Loan(e)(n)
01/28/15	3.375%	400,000	346,752
Caesars Octavius LLC Tranche B Term Loan(e)(n)
04/25/17	9.250%	325,000	308,425
Isle of Capri Casinos, Inc. Term Loan(e)(n)
11/01/13	4.750%	124,063	122,868

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Gaming (cont.)
Las Vegas Sands LLC(e)(n) Tranche B Term Loan
05/23/14	1.930%	$164,283	$161,066
11/23/16	2.930%	153,897	147,277
Tranche I Delayed Draw Term Loan
05/23/14	1.930%	33,703	33,043
11/23/16	2.930%	19,344	18,512
ROC Finance LLC Tranche B Term Loan(e)(n)
08/19/17	8.500%	75,000	74,813
Twin River Worldwide Holdings, Inc. Term Loan(e)(n)
11/05/15	8.500%	127,500	126,624
Total			1,863,676
Health Care 0.4%
Alere, Inc. Tranche B Term Loan(e)(n)
06/30/17	4.500%	99,750	97,475
Community Health Systems, Inc.(e)(n) Delayed Draw Term Loan
07/25/14	2.546%	39,890	38,594
Term Loan
07/25/14	2.757%	777,989	752,704
ConvaTec, Inc. Term Loan(e)(n)
12/22/16	5.750%	321,750	317,931
DaVita, Inc. Tranche B Term Loan(e)(n)
10/20/16	4.500%	321,750	321,589
HCA, Inc. Tranche A1 Term Loan(e)(n)
11/16/12	1.546%	340,753	337,925
Health Management Associates, Inc. Tranche B Term Loan(e)(n)
11/16/18	4.500%	125,000	124,275
Iasis Healthcare LLC Tranche B Term Loan(e)(n)
05/03/18	5.000%	496,250	477,953
Inventiv Health, Inc. Term Loan(e)(n)
08/04/16	6.500%	198,000	189,090
Lifepoint Hospitals, Inc. Tranche B-2 Term Loan(e)(n)
04/15/15	3.280%	500,000	491,450
MedAssets, Inc. Term Loan(e)(n)
11/16/16	5.250%	296,159	294,382
Onex Carestream Finance LP Term Loan(e)(n)
02/25/17	5.000%	372,133	332,973
Quintiles Transnational Corp. Tranche B Term Loan(e)(n)
06/08/18	5.000%	472,625	462,464
Res-Care, Inc. Tranche B Term Loan(e)(n)
12/22/16	7.250%	99,000	93,555

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Health Care (cont.)
Select Medical Corp. Tranche B Term Loan(e)(n)
06/01/18	5.500%	$124,375	$118,094
Total			4,450,454
Independent Energy —%
MEG Energy Corp. Term Loan(c)(e)(n)
03/18/18	4.000%	74,813	74,415
Integrated Energy —%
Gibson Energy ULC Term Loan(c)(e)(n)
06/15/18	5.750%	124,375	123,877
Life Insurance —%
CNO Financial Group, Inc. Tranche B1 Term Loan(e)(n)
09/30/16	6.250%	221,181	220,352
Media Cable 0.2%
Bresnan Broadband Holdings LLC Tranche B Term Loan(e)(n)
12/14/17	4.500%	99,000	97,680
Cequel Communications LLC Term Loan(e)(n)
11/05/13	2.274%	321,623	317,246
MCC Iowa LLC Tranche F Term Loan(e)(n)
10/23/17	4.500%	321,734	311,882
Mediacom Illinois LLC Tranche E Term Loan(e)(n)
10/23/17	4.500%	494,975	476,824
San Juan Cable LLC(e)(n) 2nd Lien Term Loan
06/09/18	10.000%	100,000	96,750
Tranche B 1st Lien Term Loan
06/09/17	6.000%	74,625	72,200
TWCC Holding Corp. Term Loan(e)(n)
02/11/17	4.250%	124,062	123,481
UPC Financing Partnership Tranche N Term Loan(c)(e)(n)
12/31/14	2.020%	750,000	714,998
WideOpenWest Finance LLC 1st Lien Term Loan(e)(n)
06/30/14	2.787%	248,405	231,431
Total			2,442,492
Media Non-Cable 0.5%
AMC Networks, Inc. Tranche B Term Loan(e)(n)
12/31/18	4.000%	99,500	97,821
Clear Channel Communications, Inc. Tranche B Term Loan(e)(n)
01/29/16	3.946%	489,208	360,996
Cumulus Media Holdings, Inc.(e)(n) 1st Lien Term Loan
09/16/18	5.750%	275,000	269,206

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Media Non-Cable (cont.)
2nd Lien Term Loan
03/18/19	7.500%	$350,000	$339,938
Encompass Digital Media Tranche B Term Loan(e)(n)
02/28/16	7.750%	248,125	245,644
Getty Images, Inc. Term Loan(e)(n)
11/07/16	5.250%	73,552	73,521
Gray Television, Inc Tranche B Term Loan(e)(n)
12/31/14	3.780%	494,845	477,456
Hubbard Radio LLC lst Lien Term Loan(e)(n)
04/29/17	5.250%	149,250	146,359
Intelsat Jackson Holdings SA Tranche B Term Loan(c)(e)(n)
04/02/18	5.250%	300,000	297,375
LIN Television Corp. Term Loan(e)(n)
12/21/18	5.000%	75,000	74,719
NextMedia Operating, Inc. Term Loan(e)(n)
05/27/16	8.250%	495,587	478,242
Postmedia Network, Inc. Tranche C Term Loan(c)(e)(n)
07/13/16	6.252%	247,455	242,595
Quad Graphics, Inc. Tranche B Term Loan(e)(n)
07/26/18	4.000%	349,125	344,105
Radio One, Inc. Term Loan(e)(n)
03/31/16	7.500%	397,000	367,423
Sinclair Television Group, Inc. Tranche B Term Loan(e)(n)
10/28/16	4.000%	198,462	197,610
Spanish Broadcasting System, Inc. 1st Lien Term Loan(e)(n)
06/11/12	2.050%	372,008	343,363
Univision Communications, Inc. 1st Lien Term Loan(e)(n)
03/31/17	4.546%	594,726	528,456
Total			4,884,829
Metals —%
Novelis, Inc. Tranche B2 Term Loan(c)(e)(n)
03/10/17	3.750%	224,437	219,107
Non-Captive Diversified —%
International Lease Finance Corp. Tranche 1 Term Loan(e)(n)
03/17/15	6.750%	175,000	175,044
iStar Financial, Inc. Tranche A2 Term Loan(e)(n)
06/30/14	7.000%	100,000	96,438
Total			271,482

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Oil Field Services —%
Frac Tech Services Term Loan(e)(n)
05/06/16	6.250%	$114,856	$113,068
Other Financial Institutions 0.1%
Harland Clarke Holdings Corp. Tranche B Term Loan(e)(n)
06/30/14	2.838%	296,891	250,131
Springleaf Financial Funding Co. Term Loan(e)(n)
05/10/17	5.500%	125,000	108,567
Vantiv LLC Tranche B1 1st Lien Term Loan(e)(n)
11/03/16	4.500%	322,563	321,111
Total			679,809
Other Industry —%
Rexnord LLC/RBS Global, Inc. Tranche B1 Term Loan(e)(n)
07/19/13	2.894%	50,000	49,166
Packaging 0.1%
BWay Holding Co. Tranche B Term Loan(e)(n)
02/23/18	4.500%	445,850	438,605
Berry Plastics Holding Corp. Tranche C Term Loan(e)(n)
04/03/15	2.278%	172,733	164,442
ICL Industrial Containers ULC Tranche C Term Loan(e)(n)
02/23/18	4.500%	41,100	40,432
Reynolds Group Holdings, Inc.(e)(n) Tranche B Term Loan
02/09/18	6.500%	270,001	268,033
Tranche C Term Loan
08/09/18	6.500%	197,359	195,914
Total			1,107,426
Paper —%
NewPage Corp. Debtor In Possession Term Loan(e)(n)(p)
03/08/13	8.000%	150,000	150,874
Rock-Tenn Co. Tranche B Term Loan(e)(n)
05/28/18	3.500%	149,250	149,037
Total			299,911
Pharmaceuticals —%
Endo Pharmaceuticals Holdings, Inc.(e)(n) Tranche A Term Loan
06/17/16	2.813%	122,656	121,082
Tranche B Term Loan
06/17/18	4.000%	78,259	78,174
Pharmaceutical Product Development, Inc. Term Loan(e)(n)
12/05/18	6.250%	100,000	99,266
Total			298,522

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Property & Casualty —%
Asurion LLC 2nd Lien Term Loan(e)(n)
05/24/19	9.000%	$500,000	$491,460
REITs —%
CB Richard Ellis Services, Inc. Tranche C Term Loan(e)(n)
03/04/18	3.546%	99,500	97,200
Retailers 0.7%
Academy Ltd. Term Loan(e)(n)
08/03/18	6.000%	175,000	172,982
BJ's Wholesale Club, Inc. 1st Lien Term Loan(e)(n)
09/28/18	7.000%	175,000	175,312
Bass Pro Group LLC Term Loan(e)(n)
06/13/17	5.250%	323,375	319,064
Claire's Stores, Inc. Tranche B Term Loan(e)(n)
05/29/14	3.069%	523,209	451,995
Dollar General Corp. Tranche B1 Term Loan(e)(n)
07/07/14	3.114%	325,000	324,444
General Nutrition Centers, Inc. Tranche B Term Loan(e)(n)
03/02/18	4.250%	650,000	637,273
J. Crew Group, Inc. Term Loan(e)(n)
03/07/18	4.750%	497,500	466,227
JRD Holdings, Inc. Term Loan(e)(n)
07/02/14	2.550%	500,000	492,085
Jo-Ann Stores, Inc. Term Loan(e)(n)
03/16/18	4.750%	422,875	401,998
Michaels Stores, Inc.(e)(n) Tranche B2 Term Loan
07/31/16	5.015%	170,000	166,983
Tranche B3 Term Loan
07/31/16	5.015%	443,052	435,299
Neiman Marcus Group, Inc. (The) Term Loan(e)(n)
05/16/18	4.750%	500,000	481,250
Orchard Supply Hardware LLC Term Loan(e)(n)
12/21/13	5.063%	495,677	368,452
Pantry, Inc. (The)(e)(n) Delayed Draw Term Loan
05/15/14	2.050%	33,812	32,735
Term Loan
05/15/14	2.050%	359,765	348,299
Pep Boys-Manny, Moe & Jack (The) Term Loan(e)(n)
10/27/13	2.530%	198,189	193,729

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Retailers (cont.)
PetCo Animal Supplies, Inc. Term Loan(e)(n)
11/24/17	4.500%	$495,000	$481,452
Rite Aid Corp. Tranche 2 Term Loan(e)(n)
06/04/14	2.040%	485,958	458,987
Sally Holdings LLC Tranche B Term Loan(e)(n)
11/16/13	2.550%	227,180	226,384
Toys 'R' Us-Delaware, Inc. Term Loan(e)(n)
09/01/16	6.000%	342,399	337,027
Yankee Candle Co., Inc. Term Loan(e)(n)
02/06/14	2.551%	387,227	381,782
Total			7,353,759
Supermarkets 0.1%
Great Atlantic & Pacific Tea Co., Inc. (The) Debtor In Possession Term Loan(e)(n)(p)
06/14/12	8.750%	275,000	275,344
Supervalu, Inc. Tranche B2 Term Loan(e)(n)
10/05/15	3.546%	396,000	383,221
Total			658,565
Technology 0.4%
Aeroflex, Inc. Tranche B Term Loan(e)(n)
05/09/18	4.250%	124,375	117,224
CPI International Acquistion, Inc. Tranche B Term Loan(e)(n)
02/13/17	5.000%	990,000	970,200
CommScope, Inc. Term Loan(e)(n)
01/14/18	5.000%	99,250	98,307
Dealer Computer Services, Inc.(e)(n) Tranche A Term Loan
04/21/16	2.796%	21,042	20,410
Tranche B Term Loan
04/21/18	3.750%	72,482	72,097
Edwards (Cayman Islands II) Ltd.(c)(e)(n) 1st Lien Term Loan
05/31/16	5.500%	123,750	116,347
05/31/16	5.500%	198,496	186,622
Fidelity National Information Services, Inc. Tranche B Term Loan(e)(n)
07/18/16	4.250%	100,000	99,765
First Data Corp. Tranche B1 Term Loan(e)(n)
09/24/14	3.044%	422,367	382,508
Freescale Semiconductor, Inc. Term Loan(e)(n)
12/01/16	4.520%	297,085	283,568
Infor Enterprise Solutions Holdings, Inc.(e)(n) 1st Lien Delayed Draw Term Loan
07/28/15	6.050%	111,474	104,785
1st Lien Term Loan
07/28/15	6.050%	209,895	197,302

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Technology (cont.)
Interactive Data Corp. Tranche B Term Loan(e)(n)
02/11/18	4.500%	$198,500	$195,026
Kasima LLC Term Loan(e)(n)
03/31/17	5.000%	148,875	146,642
Microsemi Corp Term Loan(e)(n)
02/03/18	5.750%	399,000	397,703
NDS Finance Ltd. Tranche B Term Loan(e)(n)
03/12/18	4.000%	74,437	72,297
Novell, Inc. 1st Lien Term Loan(e)(n)
04/27/17	6.500%	74,063	72,248
Openlink Financial, Inc. Term Loan(e)(n)
10/28/17	7.750%	75,000	75,000
Rovi Solutions Corp./Guides, Inc.(e)(n) Tranche A Term Loan
02/07/16	2.800%	50,000	49,625
Tranche B Term Loan
02/07/18	4.000%	49,625	49,253
Sensata Technology BV/Finance Co. LLC Term Loan(e)(n)
05/12/18	4.000%	174,125	171,985
SunGard Data Systems, Inc. Tranche B Term Loan(e)(n)
02/28/16	3.997%	268,950	262,732
Syniverse Holdings, Inc. Term Loan(e)(n)
12/21/17	5.250%	74,250	74,096
Trans Union LLC Term Loan(e)(n)
02/10/18	4.750%	99,250	98,796
Verifone, Inc. Tranche B Term Loan(e)(n)(o)
12/28/18	4.250%	100,000	99,438
Verint Systems, Inc. Term Loan(e)(n)
10/29/17	4.500%	99,500	98,505
Total			4,512,481
Textile —%
Springs Window Fashions LLC Tranche B Term Loan(e)(n)
05/31/17	6.000%	121,875	118,219
Transportation Services 0.1%
Hertz Corp. (The)(e)(n) Letter of Credit
03/11/18	3.750%	250,000	235,000
Tranche B Term Loan
03/11/18	3.750%	297,750	291,843
Total			526,843

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Wireless —%
MetroPCS Wireless, Inc. Tranche B3 Term Loan(e)(n)
03/19/18	4.063%	$347,062	$336,304
Ntelos, Inc. Tranche B Term Loan(e)(n)
08/07/15	4.000%	154,747	152,425
Total			488,729
Wirelines 0.1%
Alaska Communications Systems Holdings, Inc. Term Loan(e)(n)
10/21/16	5.500%	423,930	393,546
Level 3 Financing, Inc. Tranche B Term Loan(e)(n)(o)
09/01/18	5.750%	175,000	172,244
Windstream Corp. Tranche B2 Term Loan(e)(n)
12/17/15	3.131%	420,696	415,905
Total			981,695
Total Senior Loans (Cost: $53,402,132)			$51,968,232
Issuer		Shares	Value
Common Stocks —%
FINANCIALS —%
Real Estate Investment Trusts (REITs) —%
Fairlane Management Corp.(f)(g)(h)(q)		2,000	$—
TOTAL FINANCIALS			—
Total Common Stocks (Cost: $—)			$—
Warrants —%
ENERGY —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(q)		1,854	$85,284
TOTAL ENERGY			85,284
INFORMATION TECHNOLOGY —%
Communications Equipment —%
CMP Susquehanna Corp.(b)(g)(h)(q)		3,304	33
TOTAL INFORMATION TECHNOLOGY			33
Total Warrants (Cost: $75,065)			$85,317
Money Market Funds 3.5%
Columbia Short-Term Cash Fund, 0.141%(r)(s)		37,296,441	$37,296,441
Total Money Market Funds (Cost: $37,296,441)			$37,296,441

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 3.0%
Asset-Backed Commercial Paper 0.1%
Atlantis One
02/01/12	0.370%	$999,569	$999,569
Certificates of Deposit 0.1%
Standard Chartered Bank PLC
03/05/12	0.630%	1,000,000	1,000,000
Other Short-Term Obligations 0.1%
Natixis Financial Products LLC
01/03/12	0.390%	1,500,000	1,500,000
Repurchase Agreements 2.7%
Citibank NA dated 12/30/11, matures 01/03/12, repurchase price $5,000,044(t)
	0.080%	5,000,000	5,000,000
Citigroup Global Markets, Inc.(t) dated 12/30/11, matures 01/03/12, repurchase price $2,000,011
	0.050%	2,000,000	2,000,000
repurchase price $5,000,028
	0.050%	5,000,000	5,000,000
Mizuho Securities USA, Inc. dated 12/30/11, matures 01/03/12, repurchase price $3,000,033(t)
	0.100%	3,000,000	3,000,000
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $5,000,078(t)
	0.140%	5,000,000	5,000,000
RBS Securities, Inc. dated 12/30/11, matures 01/03/12, repurchase price $8,960,184(t)
	0.080%	8,960,104	8,960,104
Total			28,960,104
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $32,459,673)			$32,459,673
Total Investments (Cost: $1,066,522,656)			$1,097,227,210
Other Assets & Liabilities, Net			(21,783,206)
Net Assets			$1,075,444,004

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

Futures Contracts Outstanding at December 31, 2011

Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
U.S. Treasury Long Bond, 20-year	243	35,189,438	March 2012	$388,839	$—
U.S. Treasury Note, 2-year	313	69,031,173	March 2012	50,305	—
U.S. Treasury Note, 5-year	(125)	(15,407,226)	March 2012	—	(51,945)
U.S. Treasury Note, 10-year	(722)	(94,672,250)	March 2012	—	(694,882)
U.S. Treasury Ultra Bond, 30-year	(62)	(9,931,625)	March 2012	—	(50,280)
Total				$439,144	$(797,107)

Credit Default Swap Contracts Outstanding at December 31, 2011
Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate	Notional Amount	Market Value	Periodic Payments Receivable (Payable)	Unrealized Appreciation	Unrealized Depreciation
Barclays Capital	Federative Republic	September 20, 2014	1.470%	$400,000	$(3,058)	$(1,666)	$—	$(4,724)
	of Brazil
Total							$—	$(4,724)

Forward Foreign Currency Exchange Contracts Open at December 31, 2011

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation	Unrealized Depreciation
UBS Securities	January 11, 2012	13,659,000 (CAD)	13,339,852 (USD)	$—	$(65,577)
Goldman, Sachs & Co.	January 11, 2012	6,148,000 (EUR)	8,209,999 (USD)	252,575	—
J.P. Morgan Securities, Inc.	January 11, 2012	416,756,000 (JPY)	5,351,073 (USD)	—	(64,040)
HSBC Securities (USA), Inc.	January 11, 2012	5,362,395 (USD)	3,416,000 (GBP)	—	(57,697)
Deutsche Bank	January 11, 2012	13,468,430 (USD)	79,950,000 (NOK)	—	(104,026)
Morgan Stanley	January 11, 2012	8,042,213 (USD)	55,234,000 (SEK)	—	(19,479)
State Street Bank & Trust Company	January 12, 2012	4,996,000 (EUR)	6,681,376 (USD)	214,955	—
UBS Securities	January 31, 2012	2,729,000 (NZD)	2,065,034 (USD)	—	(54,922)
Total				$467,530	$(365,741)

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $274,745,719 or 25.55% of net assets.

(c)  Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $342,248,386 or 31.82% of net assets.

(d)  At December 31, 2011, security was partially or fully on loan.

(e)  Variable rate security. The interest rate shown reflects the rate as of December 31, 2011.

(f)  Negligible market value.

(g)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2011 was $210,033, representing 0.02% of net assets. Information concerning such security holdings at December 31, 2011 was as follows:

Security	Acquisition Dates	Cost
Cabazon Band Mission Indians	10/04/04	$350,000
Revenue Bonds
Series 2004
06/30/12 7.358%
CMP Susquehanna Corp.
Warrants	03/26/09	33
Fairlane Management Corp.	09/23/02	—
Six Flags, Inc. 06/01/14 9.625%	05/07/10	—

(h)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2011, the value of these securities amounted to $33, which represents less than 0.01% of net assets.

(i)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(j)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(k)  Represents a security purchased on a when-issued or delayed delivery basis.

(l)  At December 31, 2011, investments in securities included securities valued at $3,656,124 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(m)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At December 31, 2011, the value of these securities amounted to $210,000 or 0.02% of net assets.

(n)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average of the coupon rates in effect as of December 31, 2011. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(o)  Represents a senior loan purchased on a when-issued or delayed delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(p)  The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.

(q)  Non-income producing.

(r)  The rate shown is the seven-day current annualized yield at December 31, 2011.

(s)  Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$300,440,351	$(263,143,910)	$—	$37,296,441	$31,136	$37,296,441

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

(t)  The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Citibank NA (0.080%)

Security Description	Value
Fannie Mae REMICS	$1,451,611
Freddie Mac REMICS	3,528,536
Government National Mortgage Association	119,853
Total Market Value of Collateral Securities	$5,100,000

Citigroup Global Markets, Inc. (0.050%)

Security Description	Value
Fannie Mae REMICS	$1,262,382
Freddie Mac REMICS	621,450
Government National Mortgage Association	156,168
Total Market Value of Collateral Securities	$2,040,000

Citigroup Global Markets, Inc. (0.050%)

Security Description	Value
Fannie Mae REMICS	$3,155,955
Freddie Mac REMICS	1,553,624
Government National Mortgage Association	390,421
Total Market Value of Collateral Securities	$5,100,000

Mizuho Securities USA, Inc. (0.100%)

Security Description	Value
Fannie Mae Pool	$1,987,524
Federal National Mortgage Association	27,352
Freddie Mac Gold Pool	696,332
Freddie Mac Non Gold Pool	227,532
Ginnie Mae I Pool	121,118
Ginnie Mae II Pool	142
Total Market Value of Collateral Securities	$3,060,000

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$1,296,707
Fannie Mae REMICS	472,800
Fannie Mae Whole Loan	1,563
Fannie Mae-Aces	5,738
Federal Farm Credit Bank	44,037
Federal Home Loan Banks	49,667
Federal Home Loan Mortgage Corp	39,546
Federal National Mortgage Association	82,047
Freddie Mac Gold Pool	557,082
Freddie Mac Non Gold Pool	167,081
Freddie Mac Reference REMIC	13
Freddie Mac REMICS	377,149
Ginnie Mae I Pool	648,801
Ginnie Mae II Pool	869,203
Government National Mortgage Association	213,316
United States Treasury Bill	8,031
United States Treasury Note/Bond	260,701
United States Treasury Strip Coupon	6,518
Total Market Value of Collateral Securities	$5,100,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

RBS Securities, Inc. (0.080%)

Security Description	Value
Fannie Mae Pool	$9,139,317
Total Market Value of Collateral Securities	$9,139,317

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

PIK  Payment-in-Kind

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

COP  Colombian Peso

EUR  Euro

GBP  Pound Sterling

IDR  Indonesian Rupiah

JPY  Japanese Yen

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peru Nuevos Soles

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Rouble

SEK  Swedish Krona

USD  US Dollar

UYU  Uruguay Pesos

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Bonds
Corporate Bonds & Notes
Electric	$—	$40,274,410	$352,024	$40,626,434
All Other Industries	—	507,087,797	—	507,087,797
Residential Mortgage-Backed Securities—Agency	—	47,639,036	—	47,639,036
Residential Mortgage-Backed Securities—Non-Agency	—	13,805,588	6,145,020	19,950,608
Commercial Mortgage-Backed Securities—Non-Agency	—	29,133,257	—	29,133,257
Asset-Backed Securities—Non-Agency	—	191,228	—	191,228
Inflation-Indexed Bonds	—	33,841,920	—	33,841,920
U.S. Treasury Obligations	47,454,201	—	—	47,454,201
Foreign Government Obligations	—	249,283,066	—	249,283,066
Municipal Bonds	—	210,000	—	210,000
Total Bonds	47,454,201	921,466,302	6,497,044	975,417,547
Senior Loans
Building Materials	—	840,654	322,245	1,162,899
Chemicals	—	2,866,538	491,339	3,357,877
Construction Machinery	—	592,076	162,009	754,085
Electric	—	2,154,955	22,703	2,177,658
Food and Beverage	—	3,512,181	96,515	3,608,696
Health Care	—	4,356,899	93,555	4,450,454
Media Non-Cable	—	4,639,185	245,644	4,884,829
Retailers	—	6,861,674	492,085	7,353,759
Technology	—	3,178,307	1,334,174	4,512,481
All Other Industries	—	19,705,494	—	19,705,494
Total Senior Loans	—	48,707,963	3,260,269	51,968,232
Equity Securities
Common Stocks
Financials	—	—	—	—
Warrants
Energy	—	85,284	—	85,284
Information Technology	—	—	33	33
Total Equity Securities	—	85,284	33	85,317
Other
Money Market Funds	37,296,441	—	—	37,296,441
Investments of Cash Collateral Received for Securities on Loan	—	32,459,673	—	32,459,673
Total Other	37,296,441	32,459,673	—	69,756,114
Investments in Securities	84,750,642	1,002,719,222	9,757,346	1,097,227,210
Derivatives(c)
Assets
Futures Contracts	439,144	—	—	439,144
Forward Foreign Currency Exchange Contracts	—	467,530	—	467,530
Liabilities
Futures Contracts	(797,107)	—	—	(797,107)
Forward Foreign Currency Exchange Contracts	—	(365,741)	—	(365,741)
Swap Contracts	—	(4,724)	—	(4,724)
Total	$84,392,679	$1,002,816,287	$9,757,346	$1,096,966,312

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

Fair Value Measurements (continued)

Certain warrants classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the company within the respective company's capital structure.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to fair value the security under consistently applied procedures established by and under the general supervision of the Board of Trustees.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

(c)  Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes	Residential Mortgage-Backed Securities— Non-Agency	Senior Loans	Preferred Stocks	Warrants	Total
Balance as of December 31, 2010	$7,080	$—	$—	$29	$33	$7,142
Accrued discounts/premiums	3,025	12,237	5,936	—	—	21,198
Realized gain (loss)	1,922	2,735	225	28,881	—	33,763
Change in unrealized appreciation (depreciation)*	18,496	(268,104)	(63,736)	—	—	(313,344)
Sales	(72,964)	(1,717,201)	(27,702)	(28,910)	—	(1,846,777)
Purchases	394,465	8,115,353	1,955,977	—	—	10,465,795
Transfers into Level 3	—	—	1,389,569	—	—	1,389,569
Transfers out of Level 3	—	—	—	—	—	—
Balance as of December 31, 2011	$352,024	$6,145,020	$3,260,269	$—	$33	$9,757,346

*  Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2011 was $(317,622), which is comprised of Corporate Bonds & Notes of $14,218, Residential Mortgage-Backed Securities – Non-Agency of $(268,104) and Senior Loans of $(63,736).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities – Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $996,766,542)	$1,027,471,096
Affiliated issuers (identified cost $37,296,441)	37,296,441
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $3,499,569)	3,499,569
Repurchase agreements (identified cost $28,960,104)	28,960,104
Total investments (identified cost $1,066,522,656)	1,097,227,210
Cash	398,735
Foreign currency (identified cost $1,976,044)	1,927,141
Unrealized appreciation on forward foreign currency exchange contracts	467,530
Receivable for:
Investments sold	5,993,809
Capital shares sold	54,982
Dividends	4,961
Interest	15,228,733
Reclaims	76,390
Expense reimbursement due from Investment Manager	95,793
Prepaid expense	8,058
Trustees' deferred compensation plan	29,231
Total assets	1,121,512,573
Liabilities
Due upon return of securities on loan	32,459,673
Unrealized depreciation on forward foreign currency exchange contracts	365,741
Unrealized depreciation on swap contracts	4,724
Payable for:
Investments purchased	3,989,957
Investments purchased on a delayed delivery basis	7,284,092
Capital shares purchased	959,103
Variation margin on futures contracts	159,029
Foreign capital gains taxes deferred	95,442
Investment management fees	462,529
Distribution fees	6,325
Transfer agent fees	52,689
Administration fees	58,854
Chief compliance officer expenses	729
Other expenses	140,451
Trustees' deferred compensation plan	29,231
Total liabilities	46,068,569
Net assets applicable to outstanding capital stock	$1,075,444,004

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities (continued) – Columbia Variable Portfolio – Strategic Income Fund

December 31, 2011

Represented by
Paid-in capital	$1,017,465,198
Undistributed net investment income	37,082,882
Accumulated net realized loss	(9,298,505)
Unrealized appreciation (depreciation) on:
Investments	30,704,554
Foreign currency translations	(153,785)
Forward foreign currency exchange contracts	101,789
Futures contracts	(357,963)
Swap contracts	(4,724)
Foreign capital gains tax	(95,442)
Total — representing net assets applicable to outstanding capital stock	$1,075,444,004
*Value of securities on loan	$45,568,255
Net assets applicable to outstanding shares
Class 1	$1,044,575,444
Class 2	$30,868,560
Shares outstanding
Class 1	119,603,086
Class 2	3,553,582
Net asset value per share
Class 1	$8.73
Class 2	$8.69

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Operations – Columbia Variable Portfolio – Strategic Income Fund

Year Ended December 31, 2011

Net investment income
Income:
Dividends	$7,878
Interest	42,833,885
Dividends from affiliates	31,136
Income from securities lending — net	117,028
Foreign taxes withheld	(234,169)
Total income	42,755,758
Expenses:
Investment management fees	3,889,690
Distribution fees
Class 2	72,614
Transfer agent fees
Class 1	423,970
Class 2	17,503
Administration fees	479,022
Compensation of board members	26,282
Pricing and bookkeeping fees	20,873
Custodian fees	92,599
Printing and postage fees	3,891
Professional fees	47,744
Chief compliance officer expenses	961
Merger costs	37,938
Other	19,402
Total expenses	5,132,489
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(741,266)
Expense reductions	(13)
Total net expenses	4,391,210
Net investment income	38,364,548
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	11,587,838
Foreign currency translations	(18,582)
Forward foreign currency exchange contracts	779,145
Futures contracts	(8,311,997)
Options contracts written	484,439
Swap contracts	(4,361)
Net realized gain	4,516,482
Net change in unrealized appreciation (depreciation) on:
Investments	(17,121,563)
Foreign currency translations	(346,091)
Forward foreign currency exchange contracts	315,162
Futures contracts	809,695
Swap contracts	3,878
Foreign capital gains tax	(95,442)
Net change in unrealized depreciation	(16,434,361)
Net realized and unrealized loss	(11,917,879)
Net increase in net assets resulting from operations	$26,446,669

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets – Columbia Variable Portfolio – Strategic Income Fund

	Year ended December 31, 2011	Year ended December 31, 2010
Operations
Net investment income	$38,364,548	$3,546,426
Net realized gain	4,516,482	3,277,325
Net change in unrealized depreciation	(16,434,361)	(234,047)
Net increase in net assets resulting from operations	26,446,669	6,589,704
Distributions to shareholders from:
Net investment income
Class 1	(2,779,236)	(2,620,631)
Class 2	(1,940,793)	(1,956,024)
Total distributions to shareholders	(4,720,029)	(4,576,655)
Increase (decrease) in net assets from share transactions	988,368,575	(7,193,417)
Total increase (decrease) in net assets	1,010,095,215	(5,180,368)
Net assets at beginning of year	65,348,789	70,529,157
Net assets at end of year	$1,075,444,004	$65,348,789
Undistributed net investment income	$37,082,882	$4,264,050

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class 1 shares
Subscriptions	5,867,775	50,493,729	429,403	3,777,973
Fund merger	116,606,245	995,714,495	—	—
Distributions reinvested	326,585	2,779,236	310,501	2,620,631
Redemptions	(7,455,447)	(63,894,044)	(1,105,840)	(9,719,781)
Net increase (decrease)	115,345,158	985,093,416	(365,936)	(3,321,177)
Class 2 shares
Subscriptions	611,156	5,234,018	289,189	2,521,694
Fund merger	369,809	3,147,028	—	—
Distributions reinvested	228,867	1,940,793	232,583	1,956,024
Redemptions	(814,148)	(7,046,680)	(955,918)	(8,349,958)
Net increase (decrease)	395,684	3,275,159	(434,146)	(3,872,240)
Total net increase (decrease)	115,740,842	988,368,575	(800,082)	(7,193,417)

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights – Columbia Variable Portfolio – Strategic Income Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts of the Fund are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec. 31,
	2011		2010		2009		2008		2007
Class 1
Per share data
Net asset value, beginning of period	$8.83		$8.60		$8.01		$9.47		$9.70
Income from investment operations:
Net investment income	0.45		0.47		0.51		0.53		0.55
Net realized and unrealized gain (loss)	0.13	(a)	0.40		1.04		(1.21)		0.01
Total from investment operations	0.58		0.87		1.55		(0.68)		0.56
Less distributions to shareholders from:
Net investment income	(0.68)		(0.64)		(0.96)		(0.78)		(0.79)
Total distributions to shareholders	(0.68)		(0.64)		(0.96)		(0.78)		(0.79)
Net asset value, end of period	$8.73		$8.83		$8.60		$8.01		$9.47
Total return	6.80%		10.43%		20.40%		(7.81%)		6.07%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.68%		0.98%		0.90%		0.84%		0.82%
Net expenses after fees waived or expenses reimbursed(c)	0.58	%(d)	0.65	%(d)	0.65	%(d)	0.84	%(d)	0.82	%(d)
Net investment income	5.22	%(d)	5.34	%(d)	6.11	%(d)	5.89	%(d)	5.69	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,044,575		$37,602		$39,774		$37,407		$54,416
Portfolio turnover	95	%(e)	78%		50	%(f)	28	%(f)	44	%(f)
Notes to Financial Highlights

(a)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 82% for the year ended December 31, 2011.

(f)  Excludes mortgage dollar rolls.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Variable Portfolio – Strategic Income Fund

	Year ended Dec. 31,
	2011		2010		2009		2008		2007
Class 2
Per share data
Net asset value, beginning of period	$8.79		$8.56		$7.98		$9.43		$9.67
Income from investment operations:
Net investment income	0.43		0.44		0.49		0.51		0.53
Net realized and unrealized gain (loss)	0.13	(a)	0.41		1.03		(1.19)		—
Total from investment operations	0.56		0.85		1.52		(0.68)		0.53
Less distributions to shareholders from:
Net investment income	(0.66)		(0.62)		(0.94)		(0.77)		(0.77)
Total distributions to shareholders	(0.66)		(0.62)		(0.94)		(0.77)		(0.77)
Net asset value, end of period	$8.69		$8.79		$8.56		$7.98		$9.43
Total return	6.56%		10.21%		20.14%		(7.92%)		5.75%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.08%		1.23%		1.15%		1.09%		1.07%
Net expenses after fees waived or expenses reimbursed(c)	0.91	%(d)	0.90	%(d)	0.90	%(d)	1.00	%(d)	1.00	%(d)
Net investment income	5.01	%(d)	5.09	%(d)	5.87	%(d)	5.73	%(d)	5.50	%(d)
Supplemental data
Net assets, end of period (in thousands)	$30,869		$27,747		$30,755		$33,737		$52,012
Portfolio turnover	95	%(e)	78%		50	%(f)	28	%(f)	44	%(f)
Notes to Financial Highlights

(a)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 82% for the year ended December 31, 2011.

(f)  Excludes mortgage dollar rolls.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Notes to Financial Statements

Columbia Variable Portfolio – Strategic Income Fund / December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – Strategic Income Fund (the Fund), formerly known as Columbia Strategic Income Fund, Variable Series, a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. On May 2, 2011, Columbia Strategic Income Fund, Variable Series was renamed Columbia Variable Portfolio – Strategic Income Fund.

Fund Shares—The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and/or variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension or retirement plans and other qualified institutional investors (collectively, Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure. On May 2, 2011, Class A and Class B shares of the Fund were renamed Class 1 and Class 2 shares, respectively.

Note 2. Summary of Significant Accounting Policies

Use of Estimates—The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Asset and mortgage backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Strategic Income Fund / December 31, 2011

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation—The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments—The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts—Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts for the settlement of purchases and sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Strategic Income Fund / December 31, 2011

currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts—Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options—Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires or is exercised. When option contracts on debt securities or futures are exercised, the Fund will realize a gain or loss. When other option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the year ended December 31, 2011 are as follows:

	Calls
	Number of Contracts	Premiums Received
Balance at December 31, 2010	—	$—
Opened	280	484,439
Expired	(280)	(484,439)
Balance at December 31, 2011	—	$—

Credit Default Swap Contracts—Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Strategic Income Fund / December 31, 2011

accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements—The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

	Fair Values of Derivative Instruments at December 31, 2011
	Asset derivatives			Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts				Unrealized depreciation
		$—		on swap contracts	$4,724
Foreign exchange contracts	Unrealized appreciation			Unrealized depreciation
	on forward foreign			on forward foreign
	currency exchange			currency exchange
	contracts	467,530		contracts	365,741
Interest rate contracts	Net assets – unrealized			Net assets – unrealized
	appreciation on futures			depreciation on futures
	contracts	439,144	*	contracts	797,107	*
Total		$906,674			$1,167,572

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Strategic Income Fund / December 31, 2011

	Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011
	Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Contracts Written and Purchased	Swap Contracts	Total
Credit contracts	$—	$—	$—	$(4,361)	$(4,361)
Foreign exchange contracts	779,145	—	—	—	$779,145
Interest rate contracts	—	(8,311,997)	484,439	—	$(7,827,558)
Total	$779,145	$(8,311,997)	$484,439	$(4,361)	$(7,052,774)
	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Contracts Written and Purchased	Swap Contracts	Total
Credit contracts	$—	$—	$—	$3,878	$3,878
Foreign exchange contracts	315,162	—	—	—	$315,162
Interest rate contracts	—	809,695	—	—	$809,695
Total	$315,162	$809,695	$—	$3,878	$1,128,735

Volume of Derivative Instruments for the Year Ended December 31, 2011
Contracts Opened
Forward Foreign Currency Exchange Contracts	413
Futures Contracts	8,349
Options Contracts	1,266
Aggregate Notional Opened
Credit Default Swap Contracts – Buy Protection	$—

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities—The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions—The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Strategic Income Fund / December 31, 2011

transactions, one involving the purchase of a security and a separate transaction involving a sale. This treatment may exaggerate the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager's ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Treasury Inflation Protected Securities—The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Loan Participations and Commitments—The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (Selling Participant), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Stripped Securities—The Fund may invest in Interest only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition—Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses—General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Strategic Income Fund / December 31, 2011

Distributions to Shareholders—Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications—Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees—Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective April 30, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.530% to 0.353% as the Fund's net assets increase. Prior to April 30, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.60% to 0.49% as the Fund's net assets increased. The effective management fee rate for the year ended December 31, 2011 was 0.53% of the Fund's average daily net assets.

Administration Fees—Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective April 30, 2011, the Fund pays the Fund Administrator an annual fee rate for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to April 30, 2011, the Investment Manager did not receive a fee for its services under the Administration Services Agreement. The effective administration fee rate for the year ended December 31, 2011 was 0.07% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Prior to March 28, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective March 28, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members—Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer—The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by Columbia. Prior to

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Strategic Income Fund / December 31, 2011

April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fee—Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the average daily net assets attributable to Class 1 and Class 2 shares of the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

Distribution Fees—The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates—Effective April 30, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.58%
Class 2	0.83

Under the agreement, the following fees and expenses are excluded from the Fund's operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Reorganization (see Note 11) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund's shareholders during the first year following the reorganization.

Prior to April 30, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.65% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended December 31, 2011, these differences are primarily due to differing treatments for market discount/premium, deferral/reversal of wash sale losses, capital loss carryforward limitations related to ownership changes, foreign currency transactions, deferral/reversal of certain future losses, deferred trustee expense and non-deductible expenses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$4,300,632
Accumulated net realized loss	(3,824,641)
Paid-in capital	(475,991)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Strategic Income Fund / December 31, 2011

The tax character of distributions paid during the years indicated was as follows:

Year ended December 31,	2011	2010
Ordinary income	$4,720,029	$4,576,655

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$39,912,270
Undistributed long-term capital gains	—
Unrealized appreciation	30,477,580

At December 31, 2011, the cost of investments for federal income tax purposes was $1,066,749,630 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$44,667,640
Unrealized depreciation	$(14,190,060)
Net unrealized appreciation	$30,477,580

The following capital loss carryforwards, determined at December 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$1,918,681
2017	6,611,145
Total	$8,529,826

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended December 31, 2011, $1,209,415 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $642,874,525 and $627,376,581, respectively, for the year ended December 31, 2011, of which $405,091,472 and $309,856,775, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

Effective March 28, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At December 31, 2011, securities valued at $45,568,255 were on loan, secured by U.S. government securities valued at $13,946,067 and by cash collateral of $32,459,673 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Strategic Income Fund / December 31, 2011

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to March 28, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to March 28, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period January 1, 2011 through March 27, 2011, these credits reduced total expenses by $13.

Note 8. Affiliated Money Market Fund

Effective March 28, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At December 31, 2011, affiliated shareholder accounts owned 94.7% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on March 28, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

For the period March 28, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $280 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended December 31, 2011.

Note 11. Fund Merger

At the close of business on April 29, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource Variable Portfolio – Strategic Income Fund, a series of Columbia Funds Variable Series Trust II. The reorganization was completed after shareholders approved the agreement and plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $64,473,972 and the combined net assets immediately after the acquisition were $1,063,335,495.

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Strategic Income Fund / December 31, 2011

The merger was accomplished by a tax-free exchange of 96,054,561 shares of RiverSource Variable Portfolio – Strategic Income Fund valued at $998,861,523 (including $42,951,869 of unrealized appreciation).

In exchange for RiverSource Variable Portfolio – Strategic Income Fund shares, the Fund issued the following number of shares:

Shares
Class 1	116,606,245
Class 2	369,809

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource Variable Portfolio – Strategic Income Fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Variable Portfolio – Strategic Income Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011 the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2011 would have been approximately $54.4 million, $12.3 million, $(1.3) million and $65.4 million, respectively.

Note 12. Significant Risks

High Yield Securities Risk—Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk—Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asset-Backed Securities Risk—The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk—The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Strategic Income Fund / December 31, 2011

Note 14. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Variable Portfolio – Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Strategic Income Fund (formerly Columbia Strategic Income Fund, Variable Series) (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2012

Fund Governance

Columbia Variable Portfolio – Strategic Income Fund

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Fund Governance (continued)

Columbia Variable Portfolio – Strategic Income Fund

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Fund Governance (continued)

Columbia Variable Portfolio – Strategic Income Fund

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Linda J. Wondrack (Born 1964) 225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (Born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Fund Governance (continued)

Columbia Variable Portfolio – Strategic Income Fund

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

Paul D. Pearson (Born 1956) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Michael E. DeFao (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

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Important Information About This Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund is available only through variable annuity contracts and/or variable life insurance policies issued by participating insurance companies, qualified pension or retirement plans or other eligible investors. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Variable Portfolio – Strategic Income Fund
P.O. Box 8081 Boston, MA 02266-8081

C-1521 A (2/12)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Variable Portfolio - Small Company Growth Fund

Annual Report for the Period Ended December 31, 2011

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Variable Portfolio – Small Company Growth Fund / December 31, 2011

Columbia Variable Portfolio – Small Company Growth Fund seeks long-term capital appreciation.

Wayne M. Collette, George J. Myers, Lawrence W. Lin and Brian D. Neigut have co-managed the fund since 2010.

Summary

For the 12-month period that ended December 31, 2011, the fund's Class 1 shares underperformed its benchmark, the Russell 2000 Growth Index.* Weak stock selection in the materials, information technology, financials and consumer staples sectors offset better results from consumer discretionary, health care and industrials.

Information technology stocks hurt returns

A slowing economy hurt information technology companies tied to home entertainment. Among these were technology provider DTS (0.2% of net assets) and Entropic Communications, a semiconductor company, which we sold. OmniVision Technologies lost ground on news of the end of its exclusive contract to provide image sensors for Apple's iPhone4S, and we sold the position. In materials, the stock of mining company Thompson Creek Metals fell on concerns that demand for molybdenum, used to produce steel alloys for cars and planes, would decrease as rising oil prices hurt the auto and aerospace industries. We eliminated the stock. In the financials sector, a position in hotel real estate investment trust (REIT) FelCor Lodging Trust also hurt returns, as investors sold lodging stocks despite increases in hotel occupancy and revenue. We sold that position. In consumer staples, questions about accounting practices forced Diamond Foods to delay its planned acquisition of Pringles, and led us to sell the stock.

Consumer discretionary stocks bolster results

The top three performers in the fund's portfolio for the year were consumer discretionary names. Tempur-pedic International (1.0% of net assets), Body Central (0.8% of net assets) and lululemon athletica all posted significant gains. All three were able to boost profits, offering popular products to a burgeoning customer base and skillfully managing through the year's volatile second half. We sold the fund's position in lululemon, taking profits. In the health care sector, data collector HMS Holdings (2.1% of net assets) acquired Health Data Insights, giving the firm a stronghold on both Medicare and Medicaid audits. Invisalign braces maker Align Technology (1.1% of net assets) also contributed positive results as its product showed solid growth among teens. Positive financial results helped boost the stock prices of the top three performers in the industrials sector. Equipment maker Robbins & Myers (0.7% of net assets) rebounded on recent strength in the energy markets. Advisory Board, which provides information and services to the education and healthcare industries, also reported strong results, as did aerospace and defense product manufacturer Hexcel (0.8% and 1.3% of net assets, respectively).

Positioned to benefit from modest economic expansion

Despite lackluster economic news and disappointing job growth, U.S. economic growth picked up in the second half of the year and consumer confidence improved. Against this mildly encouraging backdrop, we still believe there is a reasonable chance of a mild recession. Europe may already be in recession, a situation that may likely worsen in 2012 as austerity measures take hold. These measures may reduce deficits initially, but economic growth is typically needed to drive any significant progress in debt reduction.

In sum, while many of the issues that concerned us in 2011 remain the same, we are cautiously optimistic about the returns that financial markets may generate in 2012. We believe investors will continue to gravitate towards growth companies with products or services that can demand premium pricing in the marketplace and which are not dependent on a growth economy to grow earnings. We have positioned the portfolio to benefit from a modest economic expansion and slightly improving job growth.

Past performance is no guarantee of future results.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies. Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Holdings are disclosed as of December 31, 2011, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

*  Please see "Performance Information" on the following page for a description of the index.

1

Performance Information

Columbia Variable Portfolio – Small Company Growth Fund / December 31, 2011

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC ("the Investment Manager") and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2011 (%)

	1-year	5-year	10-year
Class 1 (01/01/89)	-5.55	0.46	3.69
Class 2 (06/01/00)	-5.80	0.21	3.56
Russell 2000 Growth Index[1]	-2.91	2.09	4.48

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/10	12/31/11
Class 1	12.26	11.58
Class 2	12.06	11.36

Performance of a $10,000 investment, 01/01/02 – 12/31/11

Portfolio Breakdown1 at December 31, 2011 (%)

Common Stocks
Consumer Discretionary	13.7
Consumer Staples	2.7
Energy	9.6
Financials	9.1
Health Care	20.1
Industrials	17.0
Information Technology	21.9
Materials	2.1
Utilities	0.6
Warrants
Energy	0.0	*
Other[2]	3.2

1 Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

2 Includes Cash Equivalents.

* rounds to less than 0.1%

1  The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Variable Portfolio – Small Company Growth Fund / December 31, 2011

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension or retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

07/01/11 – 12/31/11	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	845.30	1,020.05	4.63	5.06	1.00
Class 2	1,000.00	1,000.00	844.00	1,018.80	5.78	6.33	1.25

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio of Investments – Columbia Variable Portfolio – Small Company Growth Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 97.0%
CONSUMER DISCRETIONARY 13.7%
Auto Components 0.7%
Tenneco, Inc.(a)	10,183	$303,250
Diversified Consumer Services 0.4%
Sotheby's	5,253	149,868
Hotels, Restaurants & Leisure 2.3%
BJ's Restaurants, Inc.(a)(b)	8,488	384,676
Domino's Pizza, Inc.(a)	15,571	528,636
Total		913,312
Household Durables 1.5%
Tempur-Pedic International, Inc.(a)	7,788	409,103
Toll Brothers, Inc.(a)	10,407	212,511
Total		621,614
Internet & Catalog Retail 0.5%
Shutterfly, Inc.(a)(b)	8,825	200,857
Leisure Equipment & Products 0.9%
Polaris Industries, Inc.	6,798	380,552
Media 1.0%
Cinemark Holdings, Inc.	17,675	326,810
Entercom Communications Corp.(a)	12,965	79,735
Total		406,545
Multiline Retail 0.6%
Gordmans Stores, Inc.(a)(b)	17,773	223,407
Specialty Retail 3.5%
Asbury Automotive Group, Inc.(a)	11,406	245,913
Body Central Corp.(a)	13,564	338,557
Pier 1 Imports, Inc.(a)	34,664	482,870
Rent-A-Center, Inc.	6,773	250,601
Vitamin Shoppe, Inc.(a)	2,353	93,838
Total		1,411,779
Textiles, Apparel & Luxury Goods 2.3%
CROCS, Inc.(a)	18,667	275,712
Deckers Outdoor Corp.(a)	2,329	176,002
G-III Apparel Group Ltd.(a)	11,362	283,027
Gildan Activewear, Inc.(c)	11,482	215,747
Total		950,488
TOTAL CONSUMER DISCRETIONARY		5,561,672
CONSUMER STAPLES 2.7%
Personal Products 2.7%
Elizabeth Arden, Inc.(a)	16,273	602,752
Nu Skin Enterprises, Inc., Class A	10,047	487,983
Total		1,090,735
TOTAL CONSUMER STAPLES		1,090,735
ENERGY 9.6%
Energy Equipment & Services 3.8%
Complete Production Services, Inc.(a)	17,832	598,442
Dril-Quip, Inc.(a)	3,452	227,211
ION Geophysical Corp.(a)	12,403	76,030
Key Energy Services, Inc.(a)	26,206	405,407
Patterson-UTI Energy, Inc.	11,088	221,538
Total		1,528,628

Issuer	Shares	Value
Common Stocks (continued)
ENERGY (cont.)
Oil, Gas & Consumable Fuels 5.8%
Carrizo Oil & Gas, Inc.(a)	9,769	$257,413
Energy XXI Bermuda Ltd.(a)(b)(c)	26,291	838,157
Oasis Petroleum, Inc.(a)(b)	8,746	254,421
Resolute Energy Corp.(a)	21,136	228,269
Rosetta Resources, Inc.(a)	6,533	284,185
Western Refining, Inc.(a)	13,050	173,435
World Fuel Services Corp.(b)	8,194	343,984
Total		2,379,864
TOTAL ENERGY		3,908,492
FINANCIALS 9.2%
Capital Markets 0.6%
Financial Engines, Inc.(a)(b)	10,876	242,861
Commercial Banks 2.0%
Glacier Bancorp, Inc.(b)	18,695	224,901
Signature Bank(a)	9,341	560,366
Total		785,267
Consumer Finance 1.4%
DFC Global Corp.(a)	21,721	392,282
First Cash Financial Services, Inc.(a)	5,180	181,766
Total		574,048
Real Estate Investment Trusts (REITs) 4.4%
DiamondRock Hospitality Co.	25,250	243,410
Home Properties, Inc.	9,429	542,827
Omega Healthcare Investors, Inc.(b)	14,854	287,425
Sabra Health Care REIT, Inc.	21,701	262,365
Summit Hotel Properties, Inc.	24,477	231,063
Tanger Factory Outlet Centers	7,781	228,139
Total		1,795,229
TOTAL FINANCIALS		3,397,405
HEALTH CARE 20.1%
Biotechnology 5.6%
Alkermes PLC(a)(c)	24,731	429,330
Amarin Corp. PLC, ADR(a)(c)	35,422	265,311
Ardea Biosciences, Inc.(a)	9,730	163,561
Ariad Pharmaceuticals, Inc.(a)	23,527	288,206
Exact Sciences Corp.(a)	19,059	154,759
Idenix Pharmaceuticals, Inc.(a)	19,002	141,470
Ironwood Pharmaceuticals, Inc.(a)	13,462	161,140
Momenta Pharmaceuticals, Inc.(a)	15,493	269,423
Onyx Pharmaceuticals, Inc.(a)	4,652	204,456
Rigel Pharmaceuticals, Inc.(a)(b)	25,557	201,645
Total		2,279,301
Health Care Equipment & Supplies 4.6%
Align Technology, Inc.(a)	19,086	452,815
ICU Medical, Inc.(a)	5,053	227,385
Insulet Corp.(a)(b)	21,488	404,619
Masimo Corp.(a)(b)	26,348	492,312
Volcano Corp.(a)	11,559	274,989
Total		1,852,120

The Accompanying Notes to Financial Statements are an integral part of this statement.

4

Columbia Variable Portfolio – Small Company Growth Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
HEALTH CARE (cont.)
Health Care Providers & Services 5.4%
Brookdale Senior Living, Inc.(a)	23,095	$401,622
Catalyst Health Solutions, Inc.(a)	9,060	471,120
HMS Holdings Corp.(a)	26,085	834,198
IPC The Hospitalist Co., Inc.(a)(b)	10,193	466,024
Total		2,172,964
Health Care Technology 1.1%
athenahealth, Inc.(a)(b)	3,935	193,287
Omnicell, Inc.(a)	16,445	271,672
Total		464,959
Life Sciences Tools & Services 0.5%
ICON PLC, ADR(a)(c)	12,159	208,040
Pharmaceuticals 2.9%
Impax Laboratories, Inc.(a)	30,269	610,526
MAP Pharmaceuticals, Inc.(a)(b)	12,607	166,034
Salix Pharmaceuticals Ltd.(a)	8,572	410,170
Total		1,186,730
TOTAL HEALTH CARE		8,164,114
INDUSTRIALS 17.0%
Aerospace & Defense 1.9%
Hexcel Corp.(a)	21,010	508,652
LMI Aerospace, Inc.(a)	14,485	254,212
Total		762,864
Air Freight & Logistics 0.5%
Atlas Air Worldwide Holdings, Inc.(a)	5,718	219,743
Commercial Services & Supplies 0.9%
Portfolio Recovery Associates, Inc.(a)	4,826	325,852
Tetra Tech, Inc.(a)	15,831	341,791
Total		667,643
Construction & Engineering 1.5%
Great Lakes Dredge & Dock Corp.	30,437	169,230
MasTec, Inc.(a)(b)	15,341	266,473
Sterling Construction Co., Inc.(a)	15,559	167,570
Total		603,273
Electrical Equipment 0.8%
Regal-Beloit Corp.	6,564	334,567
Machinery 4.3%
Chart Industries, Inc.(a)	3,682	199,086
Lindsay Corp.	7,039	386,371
Robbins & Myers, Inc.	6,140	298,097
Tennant Co.	8,605	334,476
Trinity Industries, Inc.	8,132	244,448
Woodward, Inc.	6,839	279,920
Total		1,742,398
Professional Services 3.7%
Acacia Research/Technologies(a)	11,688	426,729
Advisory Board Co. (The)(a)	4,424	328,305
Corporate Executive Board Co. (The)(b)	9,375	357,188
CoStar Group, Inc.(a)(b)	5,691	379,760
Total		1,491,982

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS (cont.)
Road & Rail 2.2%
Genesee & Wyoming, Inc., Class A(a)	6,822	$413,277
Knight Transportation, Inc.	14,160	221,463
Roadrunner Transportation Systems, Inc.(a)	19,226	271,663
Total		906,403
Trading Companies & Distributors 1.2%
TAL International Group, Inc.(b)	10,297	296,451
Watsco, Inc.	3,090	202,889
Total		499,340
TOTAL INDUSTRIALS		7,228,213
INFORMATION TECHNOLOGY 22.0%
Communications Equipment 1.1%
Netgear, Inc.(a)	13,278	445,743
Electronic Equipment, Instruments & Components 0.9%
DTS, Inc.(a)(b)	3,560	96,974
Universal Display Corp.(a)(b)	7,394	271,286
Total		368,260
Internet Software & Services 4.2%
Ancestry.com, Inc.(a)	13,268	304,633
Bankrate, Inc.(a)	10,639	228,739
Constant Contact, Inc.(a)(b)	9,277	215,319
LogMeIn, Inc.(a)(b)	9,540	367,767
RightNow Technologies, Inc.(a)	10,835	462,980
Vocus, Inc.(a)	6,491	143,386
Total		1,722,824
IT Services 3.5%
Jack Henry & Associates, Inc.(b)	14,719	494,706
ServiceSource International, Inc.(a)	38,421	602,826
Wright Express Corp.(a)	5,541	300,765
Total		1,398,297
Semiconductors & Semiconductor Equipment 5.2%
Cavium, Inc.(a)	7,491	212,969
Cirrus Logic, Inc.(a)	11,320	179,422
Entegris, Inc.(a)	28,624	249,744
Mellanox Technologies Ltd.(a)(c)	6,227	202,315
Mindspeed Technologies, Inc.(a)	18,918	86,645
Nanometrics, Inc.(a)	17,788	327,655
Semtech Corp.(a)	15,715	390,046
Volterra Semiconductor Corp.(a)	18,562	475,373
Total		2,124,169
Software 7.1%
ACI Worldwide, Inc.(a)	7,001	200,509
Aspen Technology, Inc.(a)	29,481	511,495
BroadSoft, Inc.(a)(b)	6,754	203,971
CommVault Systems, Inc.(a)	11,818	504,865
RealPage, Inc.(a)(b)	17,591	444,525
SuccessFactors, Inc.(a)	8,159	325,299
Synchronoss Technologies, Inc.(a)(b)	11,726	354,242
TIBCO Software, Inc.(a)	14,620	349,564
Total		2,894,470
TOTAL INFORMATION TECHNOLOGY		8,953,763

The Accompanying Notes to Financial Statements are an integral part of this statement.

5

Columbia Variable Portfolio – Small Company Growth Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
MATERIALS 2.1%
Chemicals 1.7%
Intrepid Potash, Inc.(a)	9,277	$209,939
Solutia, Inc.(a)	27,601	476,945
Total		686,884
Metals & Mining 0.4%
Globe Specialty Metals, Inc.	12,807	171,486
TOTAL MATERIALS		858,370
UTILITIES 0.6%
Electric Utilities 0.6%
UIL Holdings Corp.(b)	7,063	249,818
TOTAL UTILITIES		249,818
Total Common Stocks (Cost: $37,218,063)		$39,412,582
Warrants —%
ENERGY —%
Oil, Gas & Consumable Fuels —%
Magnum Hunter Resources Corp.(a)(b)(d)	4,820	$5,483
TOTAL ENERGY		5,483
Total Warrants (Cost: $4,154)		$5,483

Issuer		Shares	Value
Money Market Funds 3.2%
Columbia Short-Term Cash Fund, 0.141%(e)(f)		1,289,194	$1,289,194
Total Money Market Funds (Cost: $1,289,194)			$1,289,194
Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 16.1%
Repurchase Agreements 16.1%
Pershing LLC dated 12/30/11, matures 01/03/12, repurchase price $1,000,016,(g)	0.140%	$1,000,000	$1,000,000
RBS Securities, Inc. dated 12/30/11, matures 01/03/12, repurchase price $5,557,820(g)	0.080%	5,557,771	5,557,771
Total			6,557,771
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $6,557,771)			$6,557,771
Total Investments (Cost: $45,069,182)			$47,265,030
Other Assets & Liabilities, Net			(6,625,939)
Net Assets			$40,639,091

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Variable Portfolio – Small Company Growth Fund

December 31, 2011

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  At December 31, 2011, security was partially or fully on loan.

(c)  Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $2,158,900 or 5.31% of net assets.

(d)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2011 was $5,483, representing 0.01% of net assets. Information concerning such security holdings at December 31, 2011 was as follows:

Security Description	Acquisition Dates	Cost
Magnum Hunter Resources Corp. Warrants	03/07/11 - 06/29/11	$4,154

(e)  The rate shown is the seven-day current annualized yield at December 31, 2011.

(f)  Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$11,219,179	$(9,929,985)	$—	$1,289,194	$807	$1,289,194
Total	$—	$11,219,179	$(9,929,985)	$—	$1,289,194	$807	$1,289,194

(g)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Pershing LLC (0.140%)

Security Description	Value
Fannie Mae Pool	$259,341
Fannie Mae REMICS	94,560
Fannie Mae Whole Loan	313
Fannie Mae-Aces	1,148
Federal Farm Credit Bank	8,808
Federal Home Loan Banks	9,933
Federal Home Loan Mortgage Corp	7,909
Federal National Mortgage Association	16,409
Freddie Mac Gold Pool	111,416
Freddie Mac Non Gold Pool	33,416
Freddie Mac Reference REMIC	3
Freddie Mac REMICS	75,430
Ginnie Mae I Pool	129,760
Ginnie Mae II Pool	173,841
Government National Mortgage Association	42,663
United States Treasury Bill	1,606
United States Treasury Note/Bond	52,140
United States Treasury Strip Coupon	1,304
Total Market Value of Collateral Securities	$1,020,000

RBS Securities, Inc. (0.080%)

Security Description	Value
Fannie Mae Pool	$5,668,933
Total Market Value of Collateral Securities	$5,668,933

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Variable Portfolio – Small Company Growth Fund

December 31, 2011

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Variable Portfolio – Small Company Growth Fund

December 31, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$5,561,672	$—	$—	$5,561,672
Consumer Staples	1,090,735	—	—	1,090,735
Energy	3,908,492	—	—	3,908,492
Financials	3,397,405	—	—	3,397,405
Health Care	8,164,114	—	—	8,164,114
Industrials	7,228,213	—	—	7,228,213
Information Technology	8,953,763	—	—	8,953,763
Materials	858,370	—	—	858,370
Utilities	249,818	—	—	249,818
Warrants
Energy	—	5,483	—	5,483
Total Equity Securities	39,412,582	5,483	—	39,418,065
Other
Money Market Funds	1,289,194	—	—	1,289,194
Investments of Cash Collateral Received for Securities on Loan	—	6,557,771	—	6,557,771
Total Other	1,289,194	6,557,771	—	7,846,965
Total	$40,701,776	$6,563,254	$—	$47,265,030

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Statement of Assets and Liabilities – Columbia Variable Portfolio – Small Company Growth Fund

December 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $37,222,217)	$39,418,065
Affiliated issuers (identified cost $1,289,194)	1,289,194
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $6,557,771)	6,557,771
Total investments (identified cost $45,069,182)	47,265,030
Receivable for:
Investments sold	91,243
Capital shares sold	8,866
Dividends	8,427
Interest	1,544
Reclaims	85
Expense reimbursement due from Investment Manager	24,312
Prepaid expense	585
Trustees' deferred compensation plan	21,389
Total assets	47,421,481
Liabilities
Due upon return of securities on loan	6,557,771
Payable for:
Capital shares purchased	92,640
Investment management fees	26,500
Distribution fees	422
Transfer agent fees	2,013
Administration fees	2,684
Chief compliance officer expenses	148
Other expenses	78,823
Trustees' deferred compensation plan	21,389
Total liabilities	6,782,390
Net assets applicable to outstanding capital stock	$40,639,091

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities (continued) – Columbia Variable Portfolio – Small Company Growth Fund

December 31, 2011

Represented by
Paid-in capital	$49,607,208
Accumulated net investment loss	(74,286)
Accumulated net realized loss	(11,089,679)
Unrealized appreciation (depreciation) on:
Investments	2,195,848
Total — representing net assets applicable to outstanding capital stock	$40,639,091
*Value of securities on loan	$6,369,186
Net assets applicable to outstanding shares
Class 1	$38,577,967
Class 2	$2,061,124
Shares outstanding
Class 1	3,332,741
Class 2	181,490
Net asset value per share
Class 1	$11.58
Class 2	$11.36

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Operations – Columbia Variable Portfolio – Small Company Growth Fund

Year Ended December 31, 2011

Net investment income
Income:
Dividends	$136,405
Interest	183
Dividends from affiliates	807
Income from securities lending — net	14,294
Foreign taxes withheld	(522)
Total income	151,167
Expenses:
Investment management fees	325,705
Distribution fees
Class 2	5,556
Transfer agent fees
Class 1	27,337
Class 2	1,338
Administration fees	50,389
Compensation of board members	22,231
Pricing and bookkeeping fees	24,425
Custodian fees	23,310
Printing and postage fees	41,489
Professional fees	54,107
Chief compliance officer expenses	638
Other	6,385
Total expenses	582,910
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(109,564)
Total net expenses	473,346
Net investment loss	(322,179)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	5,663,464
Foreign currency translations	(1,293)
Net realized gain	5,662,171
Net change in unrealized appreciation (depreciation) on:
Investments	(7,517,404)
Net change in unrealized depreciation	(7,517,404)
Net realized and unrealized loss	(1,855,233)
Net decrease in net assets from operations	$(2,177,412)

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Changes in Net Assets – Columbia Variable Portfolio – Small Company Growth Fund

	2011	2010
Operations
Net investment loss	$(322,179)	$(266,159)
Net realized gain	5,662,171	6,330,760
Net change in unrealized appreciation (depreciation)	(7,517,404)	6,052,233
Net increase (decrease) in net assets resulting from operations	(2,177,412)	12,116,834
Increase (decrease) in net assets from share transactions	(9,823,759)	(6,611,626)
Total increase (decrease) in net assets	(12,001,171)	5,505,208
Net assets at beginning of year	52,640,262	47,135,054
Net assets at end of year	$40,639,091	$52,640,262
Accumulated net investment loss	$(74,286)	$(46,833)

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class 1 shares
Subscriptions	154,031	1,891,591	243,526	2,584,817
Redemptions	(925,600)	(11,559,914)	(942,407)	(9,761,598)
Net decrease	(771,569)	(9,668,323)	(698,881)	(7,176,781)
Class 2 shares
Subscriptions	39,141	479,185	89,360	873,311
Redemptions	(49,687)	(634,621)	(30,157)	(308,156)
Net increase (decrease)	(10,546)	(155,436)	59,203	565,155
Total net decrease	(782,115)	(9,823,759)	(639,678)	(6,611,626)

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Financial Highlights – Columbia Variable Portfolio – Small Company Growth Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts of the Fund are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended Dec 31,
	2011	2010		2009		2008		2007
Class 1
Per share data
Net asset value, beginning of period	$12.26	$9.55		$7.60		$14.50		$12.78
Income from investment operations:
Net investment loss	(0.08)	(0.06)		(0.03)		(0.04)		(0.06)
Net realized and unrealized gain (loss)	(0.60)	2.77		1.98		(5.37)		1.78
Total from investment operations	(0.68)	2.71		1.95		(5.41)		1.72
Less distributions to shareholders from:
Net realized gains	—	—		—		(1.49)		—
Total distributions to shareholders	—	—		—		(1.49)		—
Net asset value, end of period	$11.58	$12.26		$9.55		$7.60		$14.50
Total return	(5.55%)	28.38%		25.66%		(40.82%)		13.46%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.21%	1.01%		1.09%		0.91%		0.90	%(b)
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	0.98%	0.90	%(d)	0.80	%(d)	0.80	%(d)	0.80	%(d)(b)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.21%	1.01%		1.09%		0.91%		0.90%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	0.98%	0.90	%(d)	0.80	%(d)	0.80	%(d)	0.80	%(d)
Net investment loss	(0.66%)	(0.55	%)(d)	(0.33	%)(d)	(0.37	%)(d)	(0.43	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$38,578	$50,324		$45,884		$43,436		$86,889
Portfolio turnover	106%	134%		112%		135%		210%
Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Interest expense rounds to less than 0.01%.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Financial Highlights (continued) – Columbia Variable Portfolio – Small Company Growth Fund

	Year ended Dec 31,
	2011	2010		2009		2008		2007
Class 2
Per share data
Net asset value, beginning of period	$12.06	$9.42		$7.52		$14.35		$12.67
Income from investment operations:
Net investment loss	(0.11)	(0.08)		(0.05)		(0.05)		(0.10)
Net realized and unrealized gain (loss)	(0.59)	2.72		1.95		(5.33)		1.78
Total from investment operations	(0.70)	2.64		1.90		(5.38)		1.68
Less distributions to shareholders from:
Net realized gains	—	—		—		(1.45)		—
Total distributions to shareholders	—	—		—		(1.45)		—
Net asset value, end of period	$11.36	$12.06		$9.42		$7.52		$14.35
Total return	(5.80%)	28.03%		25.27%		(40.93%)		13.26%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.47%	1.26%		1.34%		1.16%		1.15	%(b)
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	1.23%	1.15	%(d)	1.05	%(d)	1.05	%(d)	1.05	%(b)(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.47%	1.26%		1.34%		1.16%		1.15%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	1.23%	1.15	%(d)	1.05	%(d)	1.05	%(d)	1.05	%(d)
Net investment loss	(0.91%)	(0.81	%)(d)	(0.53	%)(d)	(0.54	%)(d)	(0.68	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$2,061	$2,316		$1,251		$148		$1
Portfolio turnover	106%	134%		112%		135%		210%
Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Interest expense rounds to less than 0.01%.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Notes to Financial Statements

Columbia Variable Portfolio – Small Company Growth Fund / December 31, 2011

Note 1. Organization

Columbia Variable Portfolio – Small Company Growth Fund (the Fund), formerly known as Columbia Small Company Growth Fund, Variable Series, a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On May 2, 2011, Columbia Small Company Growth Fund, Variable Series was renamed Columbia Variable Portfolio – Small Company Growth Fund.

Fund Shares—The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and/or variable life insurance policies issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans and other qualified institutional investors (collectively, Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a qualified plan or buying a contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure. On May 2, 2011, Class A and Class B shares of the Fund were renamed Class 1 and Class 2 shares, respectively.

Note 2. Summary of Significant Accounting Policies

Use of Estimates—The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Repurchase Agreements—The Funds may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition—Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on

16

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Small Company Growth Fund / December 31, 2011

the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications—Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees—Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective May 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. Prior to May 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.50% to 0.40% as the Fund's net assets increased. The effective management fee rate for the year ended December 31, 2011 was 0.68% of the Fund's average daily net assets.

Administration Fees—Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective May 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. Prior to May 1, 2011, the administration fee was equal to the annual rate of 0.15% of the Fund's average daily net assets. The effective administration fee rate for the year ended December 31, 2011 was 0.11% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and

17

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Small Company Growth Fund / December 31, 2011

the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members—Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer—The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fee—Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the average daily net assets attributable to Class 1 and Class 2 shares of the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

Distribution Fees—The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates—Effective May 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	1.00%
Class 2	1.25

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to May 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.95% of the Fund's average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

18

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Small Company Growth Fund / December 31, 2011

For the year ended December 31, 2011, these differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment company (PFIC) holdings, late-year ordinary losses and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net investment loss	$294,726
Accumulated net realized loss	(74,635)
Paid-in capital	(220,091)

Net investment loss and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation	$2,033,696

At December 31, 2011, the cost of investments for federal income tax purposes was $45,231,334 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$4,393,522
Unrealized depreciation	$(2,359,826)
Net unrealized appreciation	$2,033,696

The following capital loss carryforward, determined at December 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$10,928,981
Total	$10,928,981

For the year ended December 31, 2011, $5,675,947 of capital loss carryforwards was utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2011, the Fund will elect to treat late-year ordinary losses of $37,900 as arising on January 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $50,199,190 and $61,189,944, respectively, for the year ended December 31, 2011.

Note 6. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At December 31, 2011, securities valued at $6,369,186 were on loan, secured by cash collateral of $6,557,771 (which

19

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Small Company Growth Fund / December 31, 2011

does not reflect calls for collateral made to borrowers by JPMorgan at period) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below.

Note 8. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At December 31, 2011, two unaffiliated shareholder accounts owned 79.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to July 11, 2011, the Fund and certain other funds managed by the Investment Manager participated in a committed, unsecured revolving credit facility provided by State Street. For the period June 27, 2011 through July 8, 2011, the collective borrowing amount of the credit facility was $100 million. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was

20

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Small Company Growth Fund / December 31, 2011

$280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

Note 11. Significant Risks

Sector Focus Risk—The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that that invests in a wider range of industries.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

21

Notes to Financial Statements (continued)

Columbia Variable Portfolio – Small Company Growth Fund / December 31, 2011

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Variable Portfolio – Small Company Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Small Company Growth Fund (formerly Columbia Small Company Growth Fund, Variable Series) (the "Fund") (a series of Columbia Funds Variable Insurance Trust) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2012

23

Fund Governance

Columbia Variable Portfolio – Small Company Growth Fund

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel – Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

24

Fund Governance (continued)

Columbia Variable Portfolio – Small Company Growth Fund

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager – Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

25

Fund Governance (continued)

Columbia Variable Portfolio – Small Company Growth Fund

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Linda J. Wondrack (Born 1964) 225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (Born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

26

Fund Governance (continued)

Columbia Variable Portfolio – Small Company Growth Fund

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

Paul D. Pearson (Born 1956) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Michael E. DeFao (Born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

27

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Important Information About This Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund is available only through variable annuity contracts and/or variable life insurance policies issued by participating insurance companies, qualified pension or retirement plans or other eligible investors. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Variable Portfolio – Small Company Growth Fund
P.O. Box 8081 Boston, MA 02266-8081

C-1506 A (2/12)

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose report to stockholders are included in this annual filing. Fee information for fiscal year 2011 also includes fees for six funds that merged during the period. Fee information for fiscal year 2010 also includes two series that liquidated in 2010.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$175,600	$368,600

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$44,800	$90,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2011 and 2010, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports and agreed- upon procedures related to fund mergers. Fiscal year 2011 also included Audit-Related Fees for agreed-upon procedures for fund accounting and custody conversions.

During the fiscal years ended December 31, 2011 and December 31, 2010, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$123,200	$54,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2011, Tax Fees also include agreed-upon procedures for fund mergers and the review of final tax returns, amortization and accretion testing and foreign tax filings.

During the fiscal years ended December 31, 2011 and December 31, 2010, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$225,000	$995,300

In both fiscal years 2011 and 2010, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2010 also includes fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and

Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2011 and December 31, 2010 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$393,000	$1,140,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	February 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	February 22, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	February 22, 2012